                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

                          IXIS Advisor Funds Trust I
              (Exact name of Registrant as specified in charter)

                399 Boylston Street,
               Boston, Massachusetts             02116
               (Address of principal           (Zip code)
                 executive offices)

                          Coleen Downs Dinneen, Esq.
                   IXIS Asset Management Distributors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Item 1. Reports to Stockholders.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] IXIS ADVISOR FUNDS

  Income Funds
  Annual Report
  September 30, 2006
[LOGO] LOOMIS SAYLES & COMPANY, L.P.


Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

TABLE OF CONTENTS

Management Discussion
and Performance..........Page 1

Portfolio of InvestmentsPage 20

Financial Statements....Page 43

                       LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE


Objective:
Seeks a high level of current income consistent with what the fund considers reasonable risk

--------------------------------------------------------------------------------
Strategy:
Invests primarily in U.S. corporate and U.S. government bonds

--------------------------------------------------------------------------------
Fund Inception:
November 7, 1973

--------------------------------------------------------------------------------
Managers:
Peter W. Palfrey
Richard G. Raczkowski
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFRX
Class B         NERBX
Class C         NECRX
Class Y         NERYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund may invest in lower-rated bonds with higher yields and increased risks; securities subject to prepayment risk; and foreign market securities with special risks.

Management Discussion
--------------------------------------------------------------------------------

Rising energy prices and rapid economic growth during much of the fiscal year ended September 30, 2006, prompted the Federal Reserve Board to raise interest rates in an effort to subdue inflation pressures. However, by late summer, falling energy prices and slower economic growth caused the Fed to pause in its tightening cycle. In this environment, interest rates declined and bond prices rebounded. Performance was strong across all fixed-income sectors.

For its 2006 fiscal year, Loomis Sayles Core Plus Bond Fund's Class A shares returned 4.03% at net asset value, including $0.61 per share in reinvested dividends. The fund's benchmark, the Lehman Aggregate Bond Index, returned 3.67% for the same period, while the average return on Morningstar's Intermediate-Term Bond category was 3.21%. The fund's 30-day SEC yield was 4.93% as of September 30, 2006.

U.S. CORPORATE BONDS DROVE PERFORMANCE
The fund was well diversified during the period, with positions in high-yield and investment-grade corporate bonds, mortgage- and asset-backed securities, government and agency bonds, and securities issued in developed and emerging markets overseas. Investments in high-yielding U.S. corporate bonds had the biggest positive impact on performance, with a major automaker and a global finance company among the fund's best performers. The auto company bonds delivered a combination of high yield and price appreciation as investors reacted favorably to news of a restructuring. A consortium of investors is expected to purchase a major share of the financing company, leading to speculation that its bond rating may rise. Among investment-grade bonds, attractive yields from industrials stimulated demand, lifting prices.

Early in the fiscal year we maintained the portfolio in a "barbell" structure, with emphasis on both long- and short-maturity bonds. While this configuration aided results early in the period, we subsequently shifted emphasis, adding more intermediate-term bonds, which we felt offered better value. Although the fund's duration - its price sensitivity to interest-rate changes - remained modestly longer than the benchmark, we gradually shortened it during fiscal 2006 to reflect the decline in bond yields and the presence of portfolio holdings that were not denominated in U.S. dollars.

MORTGAGE-BACKED AND JAPANESE SECURITIES DETRACTED
The fund's position in mortgage-backed securities was a slight drag on performance, especially early in the period when refinancing remained a concern. However, the fund had a smaller allocation to mortgage securities than the benchmark. The fund's position in bonds denominated in the Japanese yen also detracted from performance. The yen declined against the dollar during the period, but we continue to hold these bonds in anticipation of a recovery.

SECTOR DIVERSIFICATION SHOULD CONTRIBUTE TO STRONG RETURNS
We believe the inversion of the yield curve late in the fiscal period reflected undue investor pessimism. Now that its goal - a "soft landing" for the economy, with moderate growth and subdued inflation - seems to be in sight, we think the Fed may be nearing the end of its rate-raising cycle. We believe interest rates will remain near current levels through the calendar year and into 2007.

Demand for investment-grade bonds remains robust, as corporations continue to generate solid earnings, and we believe careful security selection in the sector could produce favorable returns over Treasuries. As long as the economy remains healthy, we think investors may continue to find higher-risk assets attractive, and the fund's emphasis on high-yield bonds with stable to improving credit trends could prove beneficial. We anticipate modest performance from global sectors, and positions in non-U.S.-dollar-denominated bonds, including Asian and emerging market debt, could provide favorable returns. Because we believe the U.S. dollar may weaken, foreign currency exposure should be increasingly important for the fund. In our opinion, the best returns should come from maintaining the portfolio diversified across all market sectors.

                       LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                  September 30, 1996 through September 30, 2006

                                    [CHART]

             Net Asset    Maximum Sales   Lehman Aggregate      Lehman U.S.
             Value/1/      Charge/2/       Bond Index/3/     Credit Index /4/
            ----------    -------------   ----------------   ----------------
 9/30/1996    $10,000         $ 9,550         $10,000              $10,000
10/31/1996     10,254           9,793          10,222               10,273
11/30/1996     10,501          10,029          10,397               10,493
12/31/1996     10,379           9,912          10,300               10,348
 1/31/1997     10,437           9,968          10,331               10,362
 2/28/1997     10,503          10,031          10,357               10,406
 3/31/1997     10,347           9,881          10,242               10,244
 4/30/1997     10,461           9,990          10,396               10,399
 5/31/1997     10,602          10,125          10,494               10,517
 6/30/1997     10,788          10,303          10,619               10,665
 7/31/1997     11,222          10,717          10,905               11,056
 8/31/1997     11,031          10,535          10,812               10,893
 9/30/1997     11,251          10,744          10,971               11,083
10/31/1997     11,358          10,847          11,131               11,224
11/30/1997     11,410          10,896          11,182               11,287
12/31/1997     11,527          11,009          11,294               11,407
 1/31/1998     11,681          11,155          11,439               11,542
 2/28/1998     11,718          11,191          11,431               11,538
 3/31/1998     11,791          11,260          11,470               11,581
 4/30/1998     11,845          11,312          11,530               11,654
 5/31/1998     11,966          11,427          11,639               11,792
 6/30/1998     12,010          11,470          11,738               11,879
 7/31/1998     11,979          11,440          11,763               11,868
 8/31/1998     11,860          11,327          11,954               11,924
 9/30/1998     12,318          11,764          12,234               12,310
10/31/1998     12,189          11,640          12,170               12,120
11/30/1998     12,431          11,872          12,239               12,349
12/31/1998     12,451          11,891          12,275               12,384
 1/31/1999     12,586          12,019          12,363               12,507
 2/28/1999     12,331          11,776          12,147               12,210
 3/31/1999     12,502          11,939          12,215               12,296
 4/30/1999     12,600          12,033          12,253               12,332
 5/31/1999     12,327          11,772          12,146               12,168
 6/30/1999     12,248          11,697          12,107               12,104
 7/31/1999     12,200          11,651          12,056               12,037
 8/31/1999     12,151          11,605          12,050               12,008
 9/30/1999     12,357          11,801          12,189               12,138
10/31/1999     12,385          11,828          12,234               12,194
11/30/1999     12,404          11,846          12,234               12,207
12/31/1999     12,410          11,852          12,175               12,142
 1/31/2000     12,358          11,802          12,135               12,100
 2/29/2000     12,498          11,935          12,281               12,212
 3/31/2000     12,669          12,099          12,443               12,316
 4/30/2000     12,436          11,876          12,408               12,208
 5/31/2000     12,344          11,788          12,402               12,162
 6/30/2000     12,718          12,145          12,660               12,468
 7/31/2000     12,793          12,217          12,775               12,619
 8/31/2000     12,958          12,375          12,960               12,783
 9/30/2000     12,977          12,393          13,041               12,850
10/31/2000     12,903          12,323          13,128               12,863
11/30/2000     13,026          12,440          13,342               13,029
12/31/2000     13,328          12,728          13,590               13,282
 1/31/2001     13,658          13,044          13,812               13,646
 2/28/2001     13,794          13,173          13,933               13,765
 3/31/2001     13,810          13,189          14,002               13,850
 4/30/2001     13,732          13,114          13,944               13,800
 5/31/2001     13,819          13,198          14,028               13,927
 6/30/2001     13,824          13,201          14,081               13,997
 7/31/2001     14,173          13,535          14,396               14,363
 8/31/2001     14,331          13,686          14,561               14,555
 9/30/2001     14,270          13,628          14,731               14,534
10/31/2001     14,552          13,897          15,039               14,895
11/30/2001     14,456          13,805          14,832               14,765
12/31/2001     14,294          13,650          14,738               14,664
 1/31/2002     14,261          13,619          14,857               14,788
 2/28/2002     14,205          13,566          15,001               14,899
 3/31/2002     14,050          13,418          14,751               14,624
 4/30/2002     14,182          13,544          15,037               14,828
 5/31/2002     14,301          13,658          15,165               15,024
 6/30/2002     13,957          13,329          15,296               15,049
 7/31/2002     13,795          13,174          15,481               15,041
 8/31/2002     14,109          13,475          15,742               15,431
 9/30/2002     14,156          13,519          15,997               15,724
10/31/2002     14,077          13,443          15,924               15,542
11/30/2002     14,344          13,699          15,920               15,743
12/31/2002     14,700          14,038          16,249               16,207
 1/31/2003     14,782          14,117          16,263               16,260
 2/28/2003     14,995          14,320          16,488               16,585
 3/31/2003     15,039          14,362          16,475               16,597
 4/30/2003     15,264          14,577          16,611               16,904
 5/31/2003     15,568          14,867          16,921               17,437
 6/30/2003     15,593          14,891          16,887               17,394
 7/31/2003     15,058          14,380          16,319               16,652
 8/31/2003     15,203          14,518          16,428               16,783
 9/30/2003     15,640          14,937          16,863               17,369
10/31/2003     15,601          14,899          16,705               17,184
11/30/2003     15,696          14,990          16,745               17,263
12/31/2003     15,951          15,233          16,916               17,455
 1/31/2004     16,088          15,364          17,052               17,632
 2/29/2004     16,212          15,482          17,236               17,854
 3/31/2004     16,333          15,598          17,365               18,026
 4/30/2004     15,917          15,201          16,914               17,458
 5/31/2004     15,777          15,067          16,846               17,336
 6/30/2004     15,873          15,159          16,941               17,409
 7/31/2004     16,052          15,330          17,109               17,623
 8/31/2004     16,373          15,637          17,435               18,039
 9/30/2004     16,467          15,726          17,483               18,141
10/31/2004     16,646          15,897          17,629               18,316
11/30/2004     16,613          15,865          17,489               18,133
12/31/2004     16,764          16,010          17,650               18,370
 1/31/2005     16,804          16,048          17,760               18,515
 2/28/2005     16,788          16,032          17,656               18,406
 3/31/2005     16,569          15,824          17,565               18,177
 4/30/2005     16,639          15,890          17,803               18,421
 5/31/2005     16,794          16,038          17,995               18,678
 6/30/2005     16,905          16,144          18,093               18,827
 7/31/2005     16,857          16,099          17,929               18,638
 8/31/2005     17,029          16,263          18,159               18,921
 9/30/2005     16,866          16,107          17,971               18,638
10/31/2005     16,748          15,994          17,829               18,434
11/30/2005     16,810          16,053          17,908               18,546
12/31/2005     16,947          16,185          18,078               18,729
 1/31/2006     17,003          16,238          18,079               18,691
 2/28/2006     17,065          16,297          18,139               18,774
 3/31/2006     16,938          16,176          17,961               18,510
 4/30/2006     16,950          16,187          17,929               18,442
 5/31/2006     16,901          16,140          17,910               18,410
 6/30/2006     16,915          16,153          17,948               18,438
 7/31/2006     17,145          16,373          18,190               18,710
 8/31/2006     17,378          16,596          18,469               19,056
 9/30/2006     17,546          16,757          18,631               19,269


Average Annual Total Returns -- September 30, 2006


                                           1 YEAR      5 YEARS    10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value/1/                          4.03%/7/    4.22%/7/    5.78%/7/
With Maximum Sales Charge/2/            -0.67/7/     3.27/7/     5.29/7/

CLASS B (Inception 9/13/93)
Net Asset Value/1/                       3.26/7/     3.46/7/     5.00/7/
With CDSC/5/                            -1.67/7/     3.12/7/     5.00/7/

CLASS C (Inception 12/30/94)
Net Asset Value/1/                       3.26/7/     3.46/7/     5.00/7/
With CDSC/5/                             2.27/7/     3.46/7/     5.00/7/

CLASS Y (Inception 12/30/94)
Net Asset Value/1/                          4.28     4.62/7/     6.12/7/
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                    1 YEAR      5 YEARS    10 YEARS
Lehman Aggregate Bond Index/3/              3.67%       4.81%       6.42%
Lehman U.S. Credit Index/4/                 3.39        5.80        6.78
Morningstar Int.-Term Bond Fund Avg./6/     3.21        4.37        5.67

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 56.4       51.4
----------------------------------------
Aa                   1.5        0.3
----------------------------------------
A                    1.2        3.3
----------------------------------------
Baa                 16.6       22.5
----------------------------------------
Ba                  13.1       15.8
----------------------------------------
B                    5.0        2.7
----------------------------------------
Not rated*           4.7        2.2
----------------------------------------
Short-term & other   1.5        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               6.8         6.0
--------------------------------------------------
1-5 years                   39.4        46.1
--------------------------------------------------
5-10 years                  38.5        31.8
--------------------------------------------------
10+ years                   15.3        16.1
--------------------------------------------------
Average Effective Maturity   7.6 years   6.8 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Intermediate-Term Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                        LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks high current income plus the opportunity for capital appreciation to produce a high total return

--------------------------------------------------------------------------------
Strategy:
Invests primarily in lower-quality fixed-income securities

--------------------------------------------------------------------------------
Fund Inception:
February 22, 1984

--------------------------------------------------------------------------------
Managers:
Matthew J. Eagan, CFA
Kathleen C. Gaffney, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFHX
Class B         NEHBX
Class C         NEHCX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest-rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund emphasizes lower-rated, high-yield bonds that may involve extra risks. It also invests in foreign securities which have special risks, including political, economic, regulatory and currency risks.

Management Discussion
--------------------------------------------------------------------------------

A resilient economy and strong corporate profits were hallmarks of Loomis Sayles High Income Fund's fiscal year, which ended September 30, 2006. A slowing housing market and declining energy prices late in the period contributed to the Federal Reserve Board's decision to pause from its rate-tightening policies in August and September, calming investors' concerns that the Fed might tighten the economy into a recession. The yield curve, (a graphical representation of the difference in yields between short- and long-term interest rates), "flattened" during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates. However, during the fund's closing fiscal quarter, longer-term issues recouped some of the losses they suffered earlier in fiscal 2006 and provided the highest returns for the year as a whole.

For the 12 months ended September 30, 2006, the fund's total return was 9.39% based on the net asset value of Class A shares and $0.34 in reinvested dividends. The fund surpassed its benchmark, the Lehman High Yield Composite Index, which returned 8.07% for the period, and came in well above the 6.76% average return on Morningstar's High Yield Bond category. The fund's 30-day SEC yield as of the end of September 2006 was 6.72%.

STRATEGY REMAINED MODERATELY AGGRESSIVE
After a short-lived flight to quality in May and June, the higher-risk/return segments of the market rebounded as the economy grew and default rates remained low. Although the difference in yield between high- and low-quality bonds fluctuated within a tight range, investors generally seemed to be comfortable focusing on income more than safety. Emerging markets also provided attractive returns, as improving economies helped investors look past country-specific events.

Although the fund's duration (its price sensitivity to changes in interest rates) has been somewhat longer than its benchmark during fiscal 2006, we shortened it slightly in the first half, and built up some liquidity from short-term investments while we waited patiently for attractive opportunities in high-yield bonds. We also maintained an average quality rating of Ba2 throughout the fiscal year, another moderately aggressive strategy, although we shifted some assets into higher-quality issues in the course of the year, as spreads continued to narrow.

DIVERSIFIED BY ECONOMIC SECTOR, TYPE OF SECURITY, AND CURRENCY
Communications and consumer non-cyclicals, including biotech and pharmaceuticals, were the strongest sectors during fiscal 2006. Our selections in the transportation sector also performed well. However, the auto parts and electric utility industries both experienced setbacks during the period, which detracted somewhat from the fund's results. Convertible preferreds, which convey the right to be converted to the issuer's preferred stock, performed well, accounting for 5.4% of the fund's net assets as of September 30, 2006.

We also continued to invest in issues denominated in foreign currencies, which are not part of the benchmark. Issues denominated in U.S. dollars accounted for more than 82% of the fund's total investments at the end of September 2006, slightly less than 85% one year ago. We gradually increased the fund's position in certain high-quality, short-duration issues denominated in other currencies, including Brazil, Mexico, Thailand, and Britain, all of which provided positive results. Issues denominated in the currencies of Argentina and Malaysia were detractors during the period.

OUTLOOK INCLUDES STABLE ECONOMIC GROWTH AND BENIGN INFLATION
In the United States, the slowdown in housing, coupled with falling prices of energy and other commodities, helped reduce inflation pressures and allowed the Fed to take a "wait and see" attitude. If the economy picks up speed in 2007, then we believe Treasury yields are vulnerable to a modest rise. Given today's historically low interest rates, we believe investors will continue to favor the high-yield sector. As always, we will focus our efforts on careful credit research, seeking the potential for improving credit quality in selected names.

                        LOOMIS SAYLES HIGH INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

            Net Asset       Maximum Sales   Lehman High Yield
             Value/1/         Charge/2/     Composite Index/3/
            ---------       -------------   ------------------
 9/30/1996   $10,000          $ 9,550             $10,000
10/31/1996     9,978            9,529              10,077
11/30/1996    10,184            9,725              10,278
12/31/1996    10,356            9,890              10,349
 1/31/1997    10,364            9,898              10,444
 2/28/1997    10,727           10,244              10,618
 3/31/1997    10,584           10,108              10,465
 4/30/1997    10,643           10,164              10,567
 5/31/1997    10,997           10,502              10,802
 6/30/1997    11,068           10,570              10,951
 7/31/1997    11,370           10,859              11,252
 8/31/1997    11,443           10,928              11,227
 9/30/1997    11,784           11,254              11,449
10/31/1997    11,682           11,156              11,459
11/30/1997    11,838           11,305              11,569
12/31/1997    11,948           11,410              11,670
 1/31/1998    12,127           11,582              11,880
 2/28/1998    12,110           11,565              11,950
 3/31/1998    12,235           11,685              12,062
 4/30/1998    12,301           11,748              12,110
 5/31/1998    12,282           11,729              12,152
 6/30/1998    12,323           11,769              12,195
 7/31/1998    12,305           11,751              12,265
 8/31/1998    11,451           10,936              11,588
 9/30/1998    11,342           10,832              11,640
10/31/1998    11,104           10,604              11,402
11/30/1998    11,901           11,366              11,875
12/31/1998    11,743           11,214              11,888
 1/31/1999    12,007           11,467              12,065
 2/28/1999    12,083           11,539              11,993
 3/31/1999    12,278           11,726              12,108
 4/30/1999    12,542           11,978              12,343
 5/31/1999    12,235           11,685              12,175
 6/30/1999    12,201           11,652              12,149
 7/31/1999    12,152           11,605              12,198
 8/31/1999    11,963           11,424              12,064
 9/30/1999    11,885           11,350              11,977
10/31/1999    11,992           11,452              11,897
11/30/1999    12,071           11,528              12,036
12/31/1999    12,212           11,663              12,172
 1/31/2000    12,077           11,533              12,120
 2/29/2000    12,131           11,585              12,143
 3/31/2000    11,765           11,235              11,888
 4/30/2000    11,757           11,228              11,907
 5/31/2000    11,429           10,915              11,785
 6/30/2000    11,776           11,246              12,025
 7/31/2000    11,845           11,312              12,117
 8/31/2000    11,798           11,267              12,200
 9/30/2000    11,554           11,034              12,093
10/31/2000    10,977           10,483              11,706
11/30/2000    10,065            9,612              11,242
12/31/2000    10,245            9,784              11,459
 1/31/2001    11,435           10,920              12,318
 2/28/2001    11,377           10,865              12,482
 3/31/2001    10,796           10,310              12,188
 4/30/2001    10,465            9,994              12,036
 5/31/2001    10,493           10,021              12,253
 6/30/2001     9,890            9,445              11,909
 7/31/2001    10,085            9,631              12,084
 8/31/2001    10,008            9,557              12,227
 9/30/2001     9,097            8,688              11,405
10/31/2001     8,997            8,592              11,687
11/30/2001     9,288            8,870              12,114
12/31/2001     9,154            8,742              12,064
 1/31/2002     9,210            8,796              12,148
 2/28/2002     8,930            8,529              11,979
 3/31/2002     9,171            8,758              12,267
 4/30/2002     9,096            8,686              12,463
 5/31/2002     8,963            8,559              12,394
 6/30/2002     8,322            7,947              11,480
 7/31/2002     7,761            7,412              10,979
 8/31/2002     8,033            7,672              11,292
 9/30/2002     7,735            7,387              11,143
10/31/2002     7,731            7,384              11,046
11/30/2002     8,246            7,875              11,730
12/31/2002     8,344            7,968              11,894
 1/31/2003     8,521            8,137              12,290
 2/28/2003     8,640            8,251              12,442
 3/31/2003     8,863            8,464              12,800
 4/30/2003     9,375            8,953              13,559
 5/31/2003     9,539            9,110              13,699
 6/30/2003     9,745            9,307              14,093
 7/31/2003     9,551            9,121              13,938
 8/31/2003     9,653            9,218              14,099
 9/30/2003     9,969            9,521              14,484
10/31/2003    10,181            9,723              14,777
11/30/2003    10,394            9,927              15,001
12/31/2003    10,672           10,192              15,340
 1/31/2004    10,837           10,350              15,633
 2/29/2004    10,790           10,304              15,594
 3/31/2004    10,851           10,363              15,700
 4/30/2004    10,603           10,125              15,593
 5/31/2004    10,328            9,863              15,329
 6/30/2004    10,551           10,076              15,549
 7/31/2004    10,636           10,158              15,760
 8/31/2004    10,927           10,435              16,069
 9/30/2004    11,079           10,580              16,302
10/31/2004    11,324           10,814              16,597
11/30/2004    11,503           10,985              16,797
12/31/2004    11,776           11,246              17,047
 1/31/2005    11,815           11,283              17,025
 2/28/2005    12,089           11,545              17,276
 3/31/2005    11,661           11,137              16,773
 4/30/2005    11,423           10,909              16,610
 5/31/2005    11,720           11,193              16,905
 6/30/2005    11,999           11,459              17,236
 7/31/2005    12,188           11,639              17,538
 8/31/2005    12,252           11,701              17,571
 9/30/2005    12,224           11,674              17,396
10/31/2005    12,073           11,529              17,275
11/30/2005    12,191           11,642              17,365
12/31/2005    12,369           11,812              17,514
 1/31/2006    12,737           12,164              17,793
 2/28/2006    12,932           12,350              17,912
 3/31/2006    12,981           12,397              18,019
 4/30/2006    13,057           12,469              18,130
 5/31/2006    12,820           12,244              18,128
 6/30/2006    12,844           12,266              18,064
 7/31/2006    12,967           12,383              18,241
 8/31/2006    13,244           12,648              18,537
 9/30/2006    13,373           12,771              18,800


Average Annual Total Returns -- September 30, 2006


                                                                             SINCE
                                         1 YEAR/6/ 5 YEARS/6/ 10 YEARS/6/ INCEPTION/6/
CLASS A (Inception 2/22/84)
Net Asset Value/1/                         9.39%      8.01%      2.95%         --
With Maximum Sales Charge/2/               4.56       7.01       2.48          --

CLASS B (Inception 9/20/93)
Net Asset Value/1/                         8.79       7.21       2.22          --
With CDSC/4/                               3.79       6.91       2.22          --

CLASS C (Inception 3/2/98)
Net Asset Value/1/                         8.58       7.17         --        0.39
With CDSC/4/                               7.58       7.17         --        0.39
--------------------------------------------------------------------------------------

                                                                             SINCE
                                                                            CLASS C
COMPARATIVE PERFORMANCE                   1 YEAR    5 YEARS    10 YEARS   INCEPTION/7/
Lehman High Yield Composite Index/3/       8.07%     10.51%      6.52%       5.36%
Morningstar High Yield Bond Fund Avg./5/   6.76       9.21       5.17        3.65

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                  8.0         --
----------------------------------------
Aa                   2.5        0.9
----------------------------------------
A                    0.5         --
----------------------------------------
Baa                  6.8        6.6
----------------------------------------
Ba                  17.4       29.7
----------------------------------------
B                   39.4       23.6
----------------------------------------
Caa                  6.8       16.3
----------------------------------------
Ca                    --        0.5
----------------------------------------
Not rated*          13.7       21.0
----------------------------------------
Short-term & other   4.9        1.4
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               4.0         1.8
--------------------------------------------------
1-5 years                   25.9        24.4
--------------------------------------------------
5-10 years                  23.1        31.2
--------------------------------------------------
10+ years                   47.0        42.6
--------------------------------------------------
Average Effective Maturity  12.0 years  12.3 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar High Yield Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/7/The since-inception comparative performance figures shown for Class C shares are calculated from 4/1/98.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE


Objective:
Seeks a high current return consistent with preservation of capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

--------------------------------------------------------------------------------
Fund Inception:
January 3, 1989

--------------------------------------------------------------------------------
Managers:
John Hyll
Clifton V. Rowe, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFLX
Class B         NELBX
Class C         NECLX
Class Y         NELYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion
--------------------------------------------------------------------------------

After raising the federal funds rate (the interest rate banks charge one another for overnight loans) at successive meetings in the fiscal year ended September 30, 2006, the Federal Reserve Board left rates unchanged during August and September. This suggests that the Fed is confident that inflationary pressures have subsided, at least for the time being. It has been a volatile period for the bond markets. Long-term interest rates were slower to respond to the Fed's tightening pressure than short-term rates. The yield curve (a graphical representation of difference in yields between long- and short-term interest rates) flattened during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates.

Loomis Sayles Limited Term Government and Agency Fund's total return for the fiscal year ended September 30, 2006 was 3.20% based on the net asset value of Class A shares and $0.43 in reinvested dividends. The fund's benchmark, the Lehman 1-5 Year Government Bond Index, returned 3.69%, while the average return on Morningstar's Short Government category was 3.12%. The fund's 30-day SEC yield was 4.47% as of September 30, 2006.

HIGHER-YIELDING SECURITIES CONTRIBUTED TO PERFORMANCE
Its emphasis on mortgage-backed securities (MBS) helped put the fund in the upper half of its Morningstar category, which is composed of managed mutual funds that invest in short-term U.S. government bonds. The fund's results were slightly behind its Lehman benchmark, an index of government bonds maturing in 1-5 years.

For the bond market as a whole, U.S. Treasury securities were among the weaker performers during the fiscal year, largely because these top-quality securities have a lower yield than mortgage-backed securities, which are regarded as riskier. Although there were periods during the year when investors chose safety and liquidity over yield and Treasuries outperformed, for the full period, higher current income provided a performance edge.

The fund emphasized mortgage-backed securities throughout the year, and holdings in Treasury securities were reduced. Despite periods of price volatility, the net effect of our strategy was positive for the fund. We used periods when prices dipped to add to the fund's holdings, and we initiated a position in commercial mortgage-backed securities (CMBS) - loan portfolios backed by mortgages on commercial property as opposed to home mortgages. The CMBS in the fund's portfolio are top rated (AAA) and have pre-payment protection, but they also offer the potential for a significantly higher interest rate than Treasury securities. We will continue to look for opportunities in this sector.

DURATION STRATEGY REFLECTS OUTLOOK FOR DECLINING INTEREST RATES
Because we had gradually increased the portfolio's duration during the fiscal year, the fund was able to benefit from a decline in interest rates as the period drew to a close. However, we are not yet convinced that rates have begun a secular downtrend, so recently we again reduced the fund's duration modestly. The portfolio remains in what we describe as a barbelled maturity structure, with greater concentrations of assets at the shorter and longer ends of the yield curve. This allows the fund to benefit from relative stability on the short end and higher yields on the long end of the curve. Down the line, we believe the yield curve should move out of its current configuration, resuming a pattern that is historically more normal.

We do not expect the Fed to significantly increase interest rates in the near future, although we are not ruling out the potential for an additional 0.25% rate hike. Based on this relatively benign interest rate outlook, we are focusing on identifying income opportunities rather than looking for capital appreciation.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/6/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                                               Lehman 1-5 Year
               Net Asset   Maximum Sales       Government Bond
               Value/1/      Charge/2/              Index/3/
               ---------   -------------       ----------------
 9/30/1996     $10,000        $ 9,700               $10,000
10/31/1996      10,161          9,856                10,137
11/30/1996      10,288          9,979                10,232
12/31/1996      10,206          9,900                10,207
 1/31/1997      10,249          9,941                10,253
 2/28/1997      10,262          9,954                10,272
 3/31/1997      10,209          9,902                10,241
 4/30/1997      10,298          9,989                10,340
 5/31/1997      10,361         10,050                10,415
 6/30/1997      10,461         10,147                10,495
 7/31/1997      10,633         10,314                10,646
 8/31/1997      10,615         10,297                10,634
 9/30/1997      10,726         10,404                10,730
10/31/1997      10,846         10,520                10,831
11/30/1997      10,864         10,538                10,852
12/31/1997      10,947         10,618                10,933
 1/31/1998      11,105         10,772                11,058
 2/28/1998      11,080         10,747                11,056
 3/31/1998      11,061         10,729                11,094
 4/30/1998      11,104         10,771                11,147
 5/31/1998      11,176         10,841                11,214
 6/30/1998      11,258         10,920                11,278
 7/31/1998      11,273         10,934                11,326
 8/31/1998      11,453         11,109                11,500
 9/30/1998      11,781         11,427                11,709
10/31/1998      11,666         11,316                11,755
11/30/1998      11,630         11,281                11,729
12/31/1998      11,655         11,305                11,769
 1/31/1999      11,717         11,366                11,820
 2/28/1999      11,583         11,235                11,720
 3/31/1999      11,637         11,288                11,802
 4/30/1999      11,671         11,321                11,836
 5/31/1999      11,583         11,236                11,797
 6/30/1999      11,508         11,163                11,830
 7/31/1999      11,453         11,109                11,849
 8/31/1999      11,448         11,105                11,878
 9/30/1999      11,579         11,231                11,968
10/31/1999      11,601         11,253                11,995
11/30/1999      11,612         11,264                12,011
12/31/1999      11,575         11,228                12,000
 1/31/2000      11,525         11,180                11,976
 2/29/2000      11,628         11,279                12,066
 3/31/2000      11,772         11,419                12,162
 4/30/2000      11,734         11,382                12,178
 5/31/2000      11,740         11,388                12,218
 6/30/2000      11,908         11,551                12,378
 7/31/2000      11,968         11,609                12,459
 8/31/2000      12,093         11,731                12,572
 9/30/2000      12,187         11,821                12,681
10/31/2000      12,230         11,864                12,756
11/30/2000      12,397         12,025                12,903
12/31/2000      12,542         12,166                13,091
 1/31/2001      12,701         12,320                13,270
 2/28/2001      12,796         12,412                13,370
 3/31/2001      12,877         12,491                13,476
 4/30/2001      12,851         12,466                13,485
 5/31/2001      12,915         12,528                13,552
 6/30/2001      12,925         12,537                13,597
 7/31/2001      13,165         12,770                13,796
 8/31/2001      13,252         12,854                13,899
 9/30/2001      13,460         13,056                14,170
10/31/2001      13,662         13,252                14,340
11/30/2001      13,484         13,080                14,246
12/31/2001      13,402         13,000                14,223
 1/31/2002      13,473         13,069                14,268
 2/28/2002      13,606         13,198                14,361
 3/31/2002      13,410         13,008                14,211
 4/30/2002      13,656         13,246                14,424
 5/31/2002      13,749         13,336                14,505
 6/30/2002      13,886         13,470                14,657
 7/31/2002      14,085         13,662                14,885
 8/31/2002      14,223         13,796                14,991
 9/30/2002      14,351         13,920                15,172
10/31/2002      14,382         13,951                15,197
11/30/2002      14,316         13,887                15,113
12/31/2002      14,495         14,060                15,317
 1/31/2003      14,488         14,053                15,302
 2/28/2003      14,614         14,175                15,413
 3/31/2003      14,604         14,166                15,437
 4/30/2003      14,629         14,190                15,472
 5/31/2003      14,718         14,276                15,608
 6/30/2003      14,691         14,251                15,615
 7/31/2003      14,386         13,954                15,408
 8/31/2003      14,433         14,000                15,416
 9/30/2003      14,673         14,233                15,649
10/31/2003      14,570         14,133                15,545
11/30/2003      14,609         14,171                15,538
12/31/2003      14,712         14,270                15,648
 1/31/2004      14,775         14,332                15,703
 2/29/2004      14,889         14,442                15,820
 3/31/2004      14,945         14,497                15,900
 4/30/2004      14,676         14,236                15,647
 5/31/2004      14,628         14,189                15,614
 6/30/2004      14,683         14,243                15,631
 7/31/2004      14,766         14,323                15,714
 8/31/2004      14,952         14,503                15,884
 9/30/2004      14,947         14,499                15,877
10/31/2004      15,025         14,574                15,951
11/30/2004      14,957         14,509                15,836
12/31/2004      15,007         14,556                15,889
 1/31/2005      15,028         14,577                15,884
 2/28/2005      14,969         14,520                15,821
 3/31/2005      14,924         14,476                15,800
 4/30/2005      15,055         14,604                15,931
 5/31/2005      15,132         14,678                16,019
 6/30/2005      15,155         14,700                16,057
 7/31/2005      15,087         14,634                15,967
 8/31/2005      15,192         14,737                16,104
 9/30/2005      15,106         14,653                16,025
10/31/2005      15,039         14,588                15,993
11/30/2005      15,084         14,632                16,052
12/31/2005      15,184         14,728                16,125
 1/31/2006      15,190         14,734                16,144
 2/28/2006      15,240         14,783                16,149
 3/31/2006      15,167         14,712                16,146
 4/30/2006      15,175         14,719                16,190
 5/31/2006      15,170         14,715                16,203
 6/30/2006      15,193         14,737                16,230
 7/31/2006      15,343         14,883                16,374
 8/31/2006      15,481         15,017                16,518
 9/30/2006      15,590         15,122                16,616


Average Annual Total Returns -- September 30, 2006


                                        1 YEAR      5 YEARS    10 YEARS
CLASS A (Inception 1/3/89)
Net Asset Value/1/                       3.20%/6/    2.98%/6/    4.54%/6/
With Maximum Sales Charge/2/          0.13/6/     2.35/6/     4.22/6/

CLASS B (Inception 9/27/93)
Net Asset Value/1/                    2.36/6/     2.26/6/     3.84/6/
With CDSC/4/                         -2.60/6/     1.91/6/     3.84/6/

CLASS C (Inception 12/30/94)
Net Asset Value/1/                    2.46/6/     2.28/6/     3.85/6/
With CDSC/4/                          1.47/6/     2.28/6/     3.85/6/

CLASS Y (Inception 3/31/94)
Net Asset Value/1/                       3.43        3.28        4.90
-------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                 1 YEAR      5 YEARS    10 YEARS
Lehman 1-5 Yr Gov't Bond Index/3/        3.69%       3.24%       5.21%
Morningstar Short Gov't Fund Avg./5/     3.12        2.74        4.55

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                               % of Net Assets as of
FUND COMPOSITION               9/30/06    9/30/05
----------------------------------------------------
Mortgage Related                65.4       55.8
----------------------------------------------------
Treasuries                      19.4       31.0
----------------------------------------------------
Government Sponsored             5.8        7.7
----------------------------------------------------
Asset-Backed Securities          4.5        4.3
----------------------------------------------------
Hybrid ARMs                      2.0         --
----------------------------------------------------
Mortgage Backed Securities       1.1         --
----------------------------------------------------
Short-Term Investments & Other   1.8        1.2
----------------------------------------------------


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less              21.3         9.3
--------------------------------------------------
1-5 years                   59.6        80.9
--------------------------------------------------
5-10 years                  19.1         5.9
--------------------------------------------------
10+ years                    n/a         3.9
--------------------------------------------------
Average Effective Maturity   3.5 years   3.5 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 3.00%.
/3/Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
/5/Morningstar Short Government Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

--------------------------------------------------------------------------------
Strategy:
Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

--------------------------------------------------------------------------------
Inception Date:
March 23, 1984

--------------------------------------------------------------------------------
Manager:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFMX
Class B         NEMBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund's performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2006, the Federal Reserve Board gradually raised the federal funds rate (the rate banks charge one another on overnight loans) by 1.5%, which caused bond prices to decline. Short-term bonds were most affected, but long-term rates eventually followed suit, leaving spreads (the difference between short- and long-term interest rates) near historic lows.

For fiscal 2006, the total return on Loomis Sayles Massachusetts Tax Free Income Fund was 4.24%, based on the net asset value of Class A shares and $0.64 per share in reinvested dividends. The fund's results were better than the 3.75% average return on Morningstar's Muni Massachusetts category, but lagged the 4.45% return on the Lehman Municipal Bond Index. The fund's 30-day SEC yield at the end of September was 3.76%, equivalent to a taxable yield of 6.07%, adjusted for the combined maximum federal and Massachusetts income tax rates of 38.45%.

MASSACHUSETTS BONDS UNDERPERFORMED NATIONAL MUNI MARKET
Both in terms of supply and demand, Massachusetts bonds were lackluster during the fiscal year relative to the national markets. The best performers were longer maturity, structured, insured bonds. Higher-yielding bonds also performed well as investors in pursuit of more income bid up bond prices. Higher education and healthcare-related issues did well because they tend to offer relatively high yields.

The weakest performers during the period were general obligation bonds, which are backed by local taxpayer receipts and issued for states, counties, school districts, cities and towns. These bonds are regarded as higher in quality than bonds backed by revenues from service fees so their yield is lower. Demand for higher-quality, intermediate maturity, structured issues was generally tepid.

Municipal bonds issued in Puerto Rico are popular additions to many single-state bond funds because they add diversification and the interest they pay is not taxable at either the state or federal levels. Puerto Rico bonds accounted for a portion of the fund's assets throughout the period, but this spring budget woes experienced by this island protectorate brought down the value of these bonds. The timing of our purchase of some Puerto Rico Infrastructure Financing Authority revenue bonds also proved unfortunate, as it preceded a downturn in the market. We believe the seeds for recovery in the Puerto Rican economy may already have been sown, and these holdings continue in the portfolio.

Individual holdings that contributed most to performance during the period included higher-coupon, Massachusetts general obligation bonds. Our strategy for the year has been to keep the fund's maturity longer than the benchmark, seeking higher yields. We also focused on revenue bonds (as opposed to tax-backed issues) again in pursuit of higher yields. Although the portfolio's duration - its sensitivity to changes in interest rates - is slightly shorter now than it has been, this reflects market movements rather than a change in our strategy.

OUTLOOK IS FOR RELATIVELY MINOR CHANGES IN MUNICIPAL BOND RATES
Currently we expect yields to fluctuate close to their current range, and we are not looking for major changes in the yield curve. We will continue to add to the fund's yield as opportunities present themselves. Overall credit quality in the municipal markets appears to be steady or improving slightly with the economy as a whole. Long term, we believe the municipal yield curve should remain flat - with relatively little difference between long- and short-term rates - although the curve in the municipal market is significantly steeper than in the Treasury market. As long as the Fed continues to exercise restraint in its tightening efforts, we believe the municipal market should hold its own or slightly underperform the taxable markets.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/5/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                 Net Asset      Maximum Sales      Lehman Municipal
                  Value/1/        Charge/2/          Bond Index/3/
                 ---------      -------------      ----------------
 9/30/1996        $10,000         $ 9,575             $10,000
10/31/1996         10,105           9,676              10,113
11/30/1996         10,279           9,842              10,298
12/31/1996         10,211           9,777              10,255
 1/31/1997         10,229           9,795              10,274
 2/28/1997         10,328           9,889              10,369
 3/31/1997         10,211           9,777              10,230
 4/30/1997         10,294           9,856              10,316
 5/31/1997         10,440           9,996              10,471
 6/30/1997         10,548          10,100              10,583
 7/31/1997         10,849          10,388              10,876
 8/31/1997         10,748          10,291              10,774
 9/30/1997         10,891          10,428              10,902
10/31/1997         10,944          10,479              10,972
11/30/1997         11,010          10,542              11,037
12/31/1997         11,162          10,688              11,197
 1/31/1998         11,252          10,774              11,313
 2/28/1998         11,237          10,759              11,316
 3/31/1998         11,205          10,729              11,326
 4/30/1998         11,166          10,691              11,275
 5/31/1998         11,338          10,856              11,454
 6/30/1998         11,378          10,894              11,499
 7/31/1998         11,384          10,901              11,528
 8/31/1998         11,565          11,074              11,706
 9/30/1998         11,694          11,197              11,852
10/31/1998         11,646          11,151              11,851
11/30/1998         11,666          11,170              11,893
12/31/1998         11,710          11,212              11,923
 1/31/1999         11,845          11,341              12,065
 2/28/1999         11,790          11,289              12,012
 3/31/1999         11,776          11,276              12,029
 4/30/1999         11,811          11,309              12,059
 5/31/1999         11,735          11,236              11,989
 6/30/1999         11,543          11,053              11,816
 7/31/1999         11,584          11,091              11,859
 8/31/1999         11,419          10,934              11,764
 9/30/1999         11,385          10,901              11,769
10/31/1999         11,226          10,748              11,642
11/30/1999         11,324          10,843              11,765
12/31/1999         11,226          10,749              11,678
 1/31/2000         11,134          10,661              11,627
 2/29/2000         11,272          10,793              11,762
 3/31/2000         11,483          10,995              12,019
 4/30/2000         11,431          10,945              11,948
 5/31/2000         11,386          10,902              11,886
 6/30/2000         11,615          11,122              12,201
 7/31/2000         11,763          11,263              12,371
 8/31/2000         11,910          11,404              12,561
 9/30/2000         11,862          11,358              12,496
10/31/2000         11,958          11,450              12,632
11/30/2000         12,008          11,498              12,728
12/31/2000         12,264          11,743              13,042
 1/31/2001         12,307          11,784              13,172
 2/28/2001         12,350          11,825              13,213
 3/31/2001         12,346          11,822              13,332
 4/30/2001         12,219          11,700              13,187
 5/31/2001         12,338          11,813              13,329
 6/30/2001         12,425          11,897              13,418
 7/31/2001         12,614          12,078              13,617
 8/31/2001         12,851          12,305              13,841
 9/30/2001         12,779          12,236              13,795
10/31/2001         12,898          12,350              13,959
11/30/2001         12,803          12,259              13,842
12/31/2001         12,658          12,120              13,711
 1/31/2002         12,729          12,188              13,949
 2/28/2002         12,873          12,326              14,117
 3/31/2002         12,636          12,099              13,840
 4/30/2002         12,867          12,320              14,111
 5/31/2002         12,968          12,417              14,196
 6/30/2002         13,118          12,561              14,346
 7/31/2002         13,285          12,720              14,531
 8/31/2002         13,447          12,875              14,706
 9/30/2002         13,749          13,165              15,028
10/31/2002         13,499          12,925              14,779
11/30/2002         13,414          12,844              14,717
12/31/2002         13,682          13,101              15,028
 1/31/2003         13,654          13,073              14,990
 2/28/2003         13,868          13,279              15,199
 3/31/2003         13,880          13,291              15,208
 4/30/2003         13,969          13,376              15,309
 5/31/2003         14,327          13,718              15,667
 6/30/2003         14,262          13,656              15,601
 7/31/2003         13,643          13,064              15,055
 8/31/2003         13,732          13,149              15,167
 9/30/2003         14,104          13,505              15,613
10/31/2003         14,082          13,483              15,534
11/30/2003         14,238          13,633              15,696
12/31/2003         14,370          13,760              15,826
 1/31/2004         14,468          13,853              15,917
 2/29/2004         14,681          14,057              16,156
 3/31/2004         14,647          14,025              16,100
 4/30/2004         14,253          13,647              15,719
 5/31/2004         14,190          13,587              15,662
 6/30/2004         14,207          13,604              15,719
 7/31/2004         14,411          13,798              15,926
 8/31/2004         14,693          14,069              16,245
 9/30/2004         14,791          14,163              16,331
10/31/2004         14,925          14,290              16,472
11/30/2004         14,772          14,144              16,336
12/31/2004         14,969          14,333              16,535
 1/31/2005         15,148          14,505              16,690
 2/28/2005         15,086          14,445              16,634
 3/31/2005         14,985          14,348              16,529
 4/30/2005         15,256          14,608              16,790
 5/31/2005         15,383          14,729              16,909
 6/30/2005         15,448          14,791              17,013
 7/31/2005         15,347          14,695              16,937
 8/31/2005         15,513          14,854              17,108
 9/30/2005         15,367          14,714              16,992
10/31/2005         15,247          14,599              16,889
11/30/2005         15,331          14,680              16,970
12/31/2005         15,471          14,813              17,116
 1/31/2006         15,489          14,831              17,162
 2/28/2006         15,616          14,953              17,278
 3/31/2006         15,498          14,839              17,158
 4/30/2006         15,512          14,852              17,153
 5/31/2006         15,572          14,910              17,229
 6/30/2006         15,500          14,842              17,164
 7/31/2006         15,676          15,009              17,368
 8/31/2006         15,919          15,242              17,626
 9/30/2006         16,019          15,338              17,749


Average Annual Total Returns -- September 30, 2006


                                            1 YEAR/5/ 5 YEARS/5/ 10 YEARS/5/
CLASS A (Inception 3/23/84)
Net Asset Value/1/                            4.24%     4.63%       4.83%
With Maximum Sales Charge/2/                 -0.20      3.72        4.38

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            3.53      3.92        4.14
With CDSC/4/                                 -1.47      3.58        4.14
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.45%     5.17%       5.90%
Morningstar Muni Massachusetts Fund Avg./6/   3.75      4.28        4.94

Yields as of September 30, 2006


                            CLASS A CLASS B
SEC 30-Day Yield/7/          3.76%   3.18%
Taxable Equivalent Yield/8/  6.07    5.14

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS


                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 36.8       36.2
----------------------------------------
Aa                  20.5       27.1
----------------------------------------
A                   20.3       18.8
----------------------------------------
Baa                  9.5       11.8
----------------------------------------
Ba                   4.3         --
----------------------------------------
Not rated*           6.0        3.9
----------------------------------------
Short-term & other   2.6        2.2
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               1.9         1.5
--------------------------------------------------
1-5 years                   30.7        21.3
--------------------------------------------------
5-10 years                  49.3        64.4
--------------------------------------------------
10+ years                   18.1        12.8
--------------------------------------------------
Average Effective Maturity   6.9 years   7.3 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.25%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/6/Morningstar Muni Massachusetts Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/8/Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE


Objective:
Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital

--------------------------------------------------------------------------------
Strategy:
Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

--------------------------------------------------------------------------------
Fund Inception:
May 9, 1977

--------------------------------------------------------------------------------
Managers:
Robert Payne
Martha A. Strom
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFTX
Class B         NETBX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Management Discussion
--------------------------------------------------------------------------------

During the fiscal year ended September 30, 2006, the Federal Reserve Board gradually raised the federal funds rate (the rate banks charge one another on overnight loans) by 1.5%, causing bond prices to decline. Short-term bonds were most affected, but long-term rates eventually followed suit. By the end of the period, spreads (the difference between short- and long-term interest rates) were near historic lows.

For fiscal 2006, the total return on Class A shares of Loomis Sayles Municipal Income Fund was 4.82%, based on net asset value and $0.28 per share in reinvested dividends. The fund's results were ahead of both the 4.45% return on the fund's benchmark, the Lehman Municipal Bond Index, and the 4.26% average return on Morningstar's Muni National Long category. The fund's 30-day SEC yield at the end of September was 4.07%, equivalent to a taxable yield of 6.18% based on the maximum federal income tax rate of 35.00%.

MARKET FAVORED LONG-TERM AND INSURED BONDS
The fund's emphasis on some of the better-performing revenue sectors - including corporate-backed industrial development bonds (IDBs) and healthcare-related issues - contributed to its positive results. Longer-maturity, structured, insured bonds performed well as the market saw steady demand but lower supply over the period. Higher-yielding IDBs and healthcare issues were also in demand as investors continued to search for higher yield in a lower interest-rate environment.

The weakest performers during the period were general obligation bonds, which are backed by local taxpayer receipts and issued for states, counties, school districts, cities and towns. These bonds are regarded as higher in quality than bonds backed by service fees, so their yield is generally lower. Demand for higher-quality, intermediate quality, structured issues was generally tepid.

On a geographical basis, the strongest areas were New York, Michigan, and California. In these states, credit spreads were tighter and many lower-quality bonds were pre-refunded, raising their perceived quality and market value, although shortening maturities. Weaker geographic areas included Puerto Rico, which has been experiencing budget problems, and Massachusetts and Florida due to fluctuating supply/demand. However, we believe the seeds for recovery in the Puerto Rican economy may already have been sown, so these holdings continue in the portfolio.

Our strategy this year has been to keep the fund's maturity longer than the benchmark, in pursuit of higher yields. We have also tended to focus on revenue as opposed to tax-backed bonds, again in search of current income, and that strategy has proved to be sound. Although the portfolio's duration - its sensitivity to changes in interest rates - was slightly shorter at the end of fiscal 2006 than it has been, this reflects market movements rather than a change in our strategy.

OUTLOOK IS FOR RELATIVELY MINOR CHANGES IN MUNICIPAL BOND RATES
Currently we expect yields to fluctuate close to their current range, and we are not looking for major changes in the yield curve. We will continue to build up the fund's yield as opportunities present themselves. Overall credit quality in the municipal markets appears to be stable or improving slightly with the economy as a whole. Long-term, we believe the municipal yield curve should remain flat - with relatively little difference between long- and short-term rates - although the curve in the municipal market is significantly steeper than in the Treasury market. As long as the Fed continues to exercise restraint in its tightening efforts, we believe the municipal market should hold its own or slightly underperform the taxable markets.

                      LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/8/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                   Net Asset     Maximum Sales      Lehman Municipal
                    Value/1/        Charge/2/        Bond Index/3/
                   ---------       ----------       ----------------
 9/30/1996          $10,000          $ 9,550             $10,000
10/31/1996           10,113            9,658              10,113
11/30/1996           10,267            9,805              10,298
12/31/1996           10,236            9,775              10,255
 1/31/1997           10,246            9,785              10,274
 2/28/1997           10,337            9,872              10,369
 3/31/1997           10,206            9,747              10,230
 4/30/1997           10,281            9,818              10,316
 5/31/1997           10,397            9,929              10,471
 6/30/1997           10,541           10,067              10,583
 7/31/1997           10,826           10,339              10,876
 8/31/1997           10,761           10,277              10,774
 9/30/1997           10,851           10,363              10,902
10/31/1997           10,927           10,436              10,972
11/30/1997           10,961           10,468              11,037
12/31/1997           11,112           10,612              11,197
 1/31/1998           11,250           10,744              11,313
 2/28/1998           11,328           10,818              11,316
 3/31/1998           11,345           10,834              11,326
 4/30/1998           11,291           10,783              11,275
 5/31/1998           11,413           10,900              11,454
 6/30/1998           11,461           10,946              11,499
 7/31/1998           11,481           10,964              11,528
 8/31/1998           11,634           11,110              11,706
 9/30/1998           11,728           11,200              11,852
10/31/1998           11,688           11,162              11,851
11/30/1998           11,737           11,209              11,893
12/31/1998           11,751           11,222              11,923
 1/31/1999           11,866           11,332              12,065
 2/28/1999           11,841           11,308              12,012
 3/31/1999           11,846           11,313              12,029
 4/30/1999           11,882           11,347              12,059
 5/31/1999           11,840           11,307              11,989
 6/30/1999           11,705           11,178              11,816
 7/31/1999           11,740           11,212              11,859
 8/31/1999           11,620           11,097              11,764
 9/30/1999           11,625           11,102              11,769
10/31/1999           11,456           10,941              11,642
11/30/1999           11,564           11,044              11,765
12/31/1999           11,471           10,954              11,678
 1/31/2000           11,410           10,896              11,627
 2/29/2000           11,536           11,017              11,762
 3/31/2000           11,714           11,187              12,019
 4/30/2000           11,650           11,125              11,948
 5/31/2000           11,617           11,094              11,886
 6/30/2000           11,830           11,297              12,201
 7/31/2000           11,961           11,423              12,371
 8/31/2000           12,126           11,580              12,561
 9/30/2000           12,093           11,549              12,496
10/31/2000           12,192           11,644              12,632
11/30/2000           12,275           11,723              12,728
12/31/2000           12,478           11,916              13,042
 1/31/2001           12,565           12,000              13,172
 2/28/2001           12,585           12,019              13,213
 3/31/2001           12,688           12,117              13,332
 4/30/2001           12,553           11,988              13,187
 5/31/2001           12,672           12,102              13,329
 6/30/2001           12,773           12,199              13,418
 7/31/2001           12,997           12,412              13,617
 8/31/2001           13,204           12,609              13,841
 9/30/2001           12,976           12,392              13,795
10/31/2001           13,152           12,560              13,959
11/30/2001           13,010           12,424              13,842
12/31/2001           12,851           12,273              13,711
 1/31/2002           13,062           12,474              13,949
 2/28/2002           13,238           12,642              14,117
 3/31/2002           13,021           12,435              13,840
 4/30/2002           13,234           12,639              14,111
 5/31/2002           13,302           12,703              14,196
 6/30/2002           13,426           12,821              14,346
 7/31/2002           13,511           12,903              14,531
 8/31/2002           13,617           13,004              14,706
 9/30/2002           13,835           13,212              15,028
10/31/2002           13,483           12,877              14,779
11/30/2002           13,462           12,856              14,717
12/31/2002           13,790           13,170              15,028
 1/31/2003           13,618           13,005              14,990
 2/28/2003           13,818           13,196              15,199
 3/31/2003           13,811           13,190              15,208
 4/30/2003           13,934           13,307              15,309
 5/31/2003           14,281           13,638              15,667
 6/30/2003           14,251           13,610              15,601
 7/31/2003           13,633           13,019              15,055
 8/31/2003           13,776           13,156              15,167
 9/30/2003           14,188           13,549              15,613
10/31/2003           14,121           13,485              15,534
11/30/2003           14,303           13,659              15,696
12/31/2003           14,429           13,780              15,826
 1/31/2004           14,517           13,864              15,917
 2/29/2004           14,742           14,079              16,156
 3/31/2004           14,732           14,069              16,100
 4/30/2004           14,369           13,723              15,719
 5/31/2004           14,338           13,692              15,662
 6/30/2004           14,346           13,701              15,719
 7/31/2004           14,531           13,877              15,926
 8/31/2004           14,794           14,129              16,245
 9/30/2004           14,880           14,210              16,331
10/31/2004           15,005           14,330              16,472
11/30/2004           14,872           14,202              16,336
12/31/2004           15,057           14,380              16,535
 1/31/2005           15,222           14,537              16,690
 2/28/2005           15,147           14,465              16,634
 3/31/2005           15,050           14,373              16,529
 4/30/2005           15,321           14,631              16,790
 5/31/2005           15,434           14,740              16,909
 6/30/2005           15,524           14,825              17,013
 7/31/2005           15,428           14,733              16,937
 8/31/2005           15,619           14,916              17,108
 9/30/2005           15,460           14,764              16,992
10/31/2005           15,341           14,650              16,889
11/30/2005           15,430           14,735              16,970
12/31/2005           15,561           14,860              17,116
 1/31/2006           15,587           14,886              17,162
 2/28/2006           15,721           15,014              17,278
 3/31/2006           15,602           14,900              17,158
 4/30/2006           15,609           14,907              17,153
 5/31/2006           15,659           14,955              17,229
 6/30/2006           15,603           14,901              17,164
 7/31/2006           15,781           15,071              17,368
 8/31/2006           16,067           15,344              17,626
 9/30/2006           16,203           15,474              17,749


Average Annual Total Returns -- September 30, 2006


                                            1 YEAR/8/ 5 YEARS/8/ 10 YEARS/8/
CLASS A (Inception 5/9/77)
Net Asset Value/1/                            4.82%     4.54%       4.95%
With Maximum Sales Charge/2/                  0.13      3.58        4.47

CLASS B (Inception 9/13/93)
Net Asset Value/1/                            4.03      3.80        4.10
With CDSC/4/                                 -0.97      3.45        4.10
----------------------------------------------------------------------------

COMPARATIVE PERFORMANCE                      1 YEAR    5 YEARS    10 YEARS
Lehman Municipal Bond Index/3/                4.45%     5.17%       5.90%
Morningstar Muni National Long Fund Avg./5/   4.26      4.56        5.08

Yields as of September 30, 2006


                            CLASS A CLASS B
SEC 30-Day Yield/6/          4.07%   3.51%
Taxable Equivalent Yield/7/  6.18    5.30

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 28.2       35.8
----------------------------------------
Aa                  13.8       12.8
----------------------------------------
A                   27.1       24.3
----------------------------------------
Baa                 14.1       14.6
----------------------------------------
Ba                   3.3         --
----------------------------------------
Not rated*          12.0       10.7
----------------------------------------
Short-term & other   1.5        1.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investors Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less               4.4         4.7
--------------------------------------------------
1-5 years                    3.7         6.8
--------------------------------------------------
5-10 years                  76.0        76.6
--------------------------------------------------
10+ years                   15.9        11.9
--------------------------------------------------
Average Effective Maturity   8.4 years   8.6 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.
/4/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.
/5/Morningstar Muni National Long Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/6/SEC Yield is based on the fund's net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
/7/Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.
/8/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE



Objective:
Seeks high current income, with a secondary objective of capital growth

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities in the U.S. and around the world

--------------------------------------------------------------------------------
Fund Inception:
May 1, 1995

--------------------------------------------------------------------------------
Managers:
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA
Loomis, Sayles & Company, L.P.

--------------------------------------------------------------------------------
Symbols:

Class A         NEFZX
Class B         NEZBX
Class C         NECZX
Class Y         NEZYX

--------------------------------------------------------------------------------
What You Should Know:
Fixed-income securities are subject to credit risk and interest rate risk;
their value generally rises when prevailing interest rates fall and falls when rates rise. Foreign and emerging market securities have special risks, such as currency fluctuations, differing political and economic conditions, and different accounting standards. The fund may also invest in lower-rated bonds that may offer higher yields in return for more risk.

Management Discussion
--------------------------------------------------------------------------------

A resilient economy and strong corporate profits were hallmarks of Loomis Sayles Strategic Income Fund's fiscal year, which ended September 30, 2006. A slowing housing market and declining energy prices late in the period contributed to the Federal Reserve Board's decision to pause from its rate-tightening policies at its meetings in August and September, calming investors' concerns that the Fed might tighten the economy into a recession. The yield curve, (a graphical representation of the difference in yields between short- and long-term interest rates), "flattened" during the year and eventually became inverted, as yields on short-term Treasury securities rose above long-term rates. However, during the closing quarter of the fund's fiscal year, longer-term issues recouped some of the losses they suffered earlier in fiscal 2006 and provided the highest returns for the year as a whole.

For the fund's 2006 fiscal year, Class A shares of the fund provided a total return of 9.03% at net asset value, including $0.81 in reinvested dividends. The fund's results were significantly ahead of its benchmark, the Lehman Aggregate Bond Index, which returned 3.67% for the period. Bear in mind that the fund has greater investment flexibility than the benchmark. It also outperformed Morningstar's Multisector Bond category, which had an average return of 4.44%. The fund's 30-day SEC yield at September 30, 2006 was 4.82%.

STRATEGY REMAINED AGGRESSIVE
In general during the fiscal year, investors who took on risk were well rewarded, as corporate earnings remained sound. After a short-lived flight to quality in May and June, the high-yielding segments of the market rebounded. Emerging markets also rewarded bondholders as improving economies in many countries generated confidence. During the year the fund maintained a longer duration than the Lehman benchmark, which made the fund more sensitive to changes in interest rates. We extended duration further late in the period, when the Fed paused in its interest tightening cycle, allowing the fund to capitalize on the bond price rally. This flexibility in the fund's duration strategy contributed to its strong performance.

DIVERSIFIED BY SECURITY TYPE, INDUSTRY AND CURRENCY
The fund was broadly diversified, with roughly 60% of assets in investment-grade bonds. Non-U.S.-dollar securities, high-yielding industrial bonds and convertible bonds were the largest positive contributors to performance during the period. The strongest industries and sectors included airlines, telecommunications, and pharmaceuticals. U.S. Treasury securities were modestly positive, although some high-yielding utilities detracted from results.

Securities denominated in Canadian dollars posted the strongest returns over the year. The fund's relatively large position in securities denominated in the currencies of Brazil, Mexico, and the Philippines, as well as its holdings denominated in euros, were also strongly positive. Laggards among currencies included South Africa, New Zealand, and Argentina.

OUTLOOK INCLUDES STABLE ECONOMIC GROWTH WITH BENIGN INFLATION
In the United States, reduced inflation pressures and the Fed's "wait and see" policy with respect to interest rates should provide a positive environment for investment-grade and high-yielding domestic bonds, in our opinion. However, it may be difficult for Treasuries to provide decent returns if interest rates snap back. As long as corporate profits remain solid, we think demand for corporate bonds should persist.

Overall, we anticipate modest performance - not home runs - from global sectors as well. Emerging markets did well during the closing quarter of fiscal 2006 and, going forward, we think they should offer lower (although still favorable) returns. Foreign currency exposure may grow increasingly important if, as we expect, the dollar experiences some weakness.

                      LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through September 30, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The charts comparing the fund's performance to an index provide you with a general sense of how it performed. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares/7/


                  September 30, 1996 through September 30, 2006

                                     [CHART]

                                                                Lehman
             Net Asset   Maximum Sales   Lehman Aggregate   Universal Bond
             Value/1/      Charge/2/       Bond Index/3/       Index/4/
             ---------   -------------   ----------------   ---------------
 9/30/1996    $10,000      $ 9,550            $10,000            $10,000
10/31/1996     10,286        9,823             10,222             10,208
11/30/1996     10,704       10,222             10,397             10,389
12/31/1996     10,555       10,080             10,300             10,305
 1/31/1997     10,585       10,109             10,331             10,350
 2/28/1997     10,753       10,269             10,357             10,386
 3/31/1997     10,635       10,157             10,242             10,265
 4/30/1997     10,704       10,222             10,396             10,420
 5/31/1997     10,934       10,442             10,494             10,530
 6/30/1997     11,182       10,679             10,619             10,659
 7/31/1997     11,685       11,159             10,905             10,950
 8/31/1997     11,384       10,871             10,812             10,860
 9/30/1997     11,785       11,255             10,971             11,027
10/31/1997     11,538       11,019             11,131             11,132
11/30/1997     11,600       11,078             11,182             11,193
12/31/1997     11,541       11,022             11,294             11,312
 1/31/1998     11,729       11,201             11,439             11,454
 2/28/1998     11,944       11,406             11,431             11,463
 3/31/1998     12,199       11,650             11,470             11,516
 4/30/1998     12,203       11,654             11,530             11,574
 5/31/1998     12,004       11,464             11,639             11,658
 6/30/1998     11,813       11,282             11,738             11,734
 7/31/1998     11,666       11,141             11,763             11,763
 8/31/1998     10,233        9,773             11,954             11,762
 9/30/1998     10,565       10,089             12,234             12,041
10/31/1998     10,679       10,198             12,170             11,991
11/30/1998     11,395       10,883             12,239             12,111
12/31/1998     11,343       10,832             12,275             12,138
 1/31/1999     11,539       11,020             12,363             12,219
 2/28/1999     11,374       10,862             12,147             12,026
 3/31/1999     11,975       11,436             12,215             12,118
 4/30/1999     12,742       12,169             12,253             12,189
 5/31/1999     12,347       11,792             12,146             12,066
 6/30/1999     12,383       11,826             12,107             12,045
 7/31/1999     12,139       11,593             12,056             11,996
 8/31/1999     11,987       11,448             12,050             11,983
 9/30/1999     12,064       11,521             12,189             12,112
10/31/1999     12,165       11,618             12,234             12,163
11/30/1999     12,386       11,828             12,234             12,183
12/31/1999     12,722       12,150             12,175             12,159
 1/31/2000     12,604       12,037             12,135             12,118
 2/29/2000     13,101       12,511             12,281             12,272
 3/31/2000     13,233       12,638             12,443             12,415
 4/30/2000     12,855       12,276             12,408             12,376
 5/31/2000     12,439       11,880             12,402             12,354
 6/30/2000     12,913       12,332             12,660             12,620
 7/31/2000     13,027       12,441             12,775             12,742
 8/31/2000     13,314       12,714             12,960             12,928
 9/30/2000     12,962       12,379             13,041             12,994
10/31/2000     12,435       11,875             13,128             13,045
11/30/2000     12,370       11,813             13,342             13,221
12/31/2000     12,809       12,233             13,590             13,475
 1/31/2001     13,216       12,622             13,812             13,738
 2/28/2001     13,197       12,603             13,933             13,854
 3/31/2001     12,698       12,126             14,002             13,900
 4/30/2001     12,491       11,929             13,944             13,839
 5/31/2001     12,769       12,195             14,028             13,938
 6/30/2001     12,735       12,162             14,081             13,978
 7/31/2001     12,744       12,170             14,396             14,252
 8/31/2001     13,025       12,439             14,561             14,431
 9/30/2001     12,379       11,822             14,731             14,535
10/31/2001     12,671       12,101             15,039             14,827
11/30/2001     12,851       12,273             14,832             14,653
12/31/2001     12,792       12,217             14,738             14,565
 1/31/2002     12,938       12,356             14,857             14,688
 2/28/2002     13,093       12,504             15,001             14,825
 3/31/2002     13,244       12,648             14,751             14,611
 4/30/2002     13,564       12,954             15,037             14,889
 5/31/2002     13,852       13,229             15,165             15,001
 6/30/2002     13,632       13,018             15,296             15,056
 7/31/2002     13,309       12,710             15,481             15,184
 8/31/2002     13,681       13,066             15,742             15,463
 9/30/2002     13,497       12,889             15,997             15,685
10/31/2002     13,765       13,146             15,924             15,631
11/30/2002     14,280       13,637             15,920             15,673
12/31/2002     14,774       14,109             16,249             15,998
 1/31/2003     15,189       14,506             16,263             16,042
 2/28/2003     15,599       14,897             16,488             16,269
 3/31/2003     15,751       15,042             16,475             16,285
 4/30/2003     16,655       15,905             16,611             16,477
 5/31/2003     17,488       16,701             16,921             16,792
 6/30/2003     17,708       16,911             16,887             16,788
 7/31/2003     17,226       16,451             16,319             16,248
 8/31/2003     17,424       16,640             16,428             16,365
 9/30/2003     18,276       17,454             16,863             16,801
10/31/2003     18,689       17,848             16,705             16,681
11/30/2003     19,209       18,345             16,745             16,739
12/31/2003     19,922       19,025             16,916             16,929
 1/31/2004     20,276       19,364             17,052             17,075
 2/29/2004     20,262       19,350             17,236             17,243
 3/31/2004     20,527       19,604             17,365             17,381
 4/30/2004     19,676       18,790             16,914             16,937
 5/31/2004     19,347       18,476             16,846             16,851
 6/30/2004     19,715       18,827             16,941             16,958
 7/31/2004     19,906       19,010             17,109             17,138
 8/31/2004     20,519       19,596             17,435             17,477
 9/30/2004     21,057       20,109             17,483             17,545
10/31/2004     21,556       20,586             17,629             17,706
11/30/2004     22,073       21,080             17,489             17,596
12/31/2004     22,499       21,486             17,650             17,771
 1/31/2005     22,335       21,330             17,760             17,873
 2/28/2005     22,627       21,609             17,656             17,800
 3/31/2005     22,256       21,255             17,565             17,669
 4/30/2005     22,080       21,087             17,803             17,885
 5/31/2005     22,301       21,298             17,995             18,093
 6/30/2005     22,720       21,698             18,093             18,217
 7/31/2005     22,918       21,887             17,929             18,086
 8/31/2005     23,184       22,141             18,159             18,308
 9/30/2005     23,205       22,161             17,971             18,137
10/31/2005     22,975       21,941             17,829             17,991
11/30/2005     23,090       22,051             17,908             18,079
12/31/2005     23,339       22,289             18,078             18,253
 1/31/2006     23,932       22,855             18,079             18,279
 2/28/2006     24,193       23,104             18,139             18,352
 3/31/2006     24,057       22,975             17,961             18,189
 4/30/2006     24,421       23,322             17,929             18,167
 5/31/2006     24,164       23,077             17,910             18,141
 6/30/2006     24,097       23,012             17,948             18,169
 7/31/2006     24,453       23,353             18,190             18,419
 8/31/2006     25,045       23,918             18,469             18,706
 9/30/2006     25,301       24,162             18,631             18,877



Average Annual Total Returns -- September 30, 2006


                                                                           SINCE
                                          1 YEAR 5 YEARS/7/ 10 YEARS/7/ INCEPTION/7/
CLASS A (Inception 5/1/95)
Net Asset Value/1/                         9.03%   15.36%      9.72%          --
With Maximum Sales Charge/2/               4.11    14.30       9.21           --

CLASS B (Inception 5/1/95)
Net Asset Value/1/                         8.22    14.49       8.91           --
With CDSC/5/                               3.22    14.26       8.91           --

CLASS C (Inception 5/1/95)
Net Asset Value/1/                         8.14    14.50       8.90           --
With CDSC/5/                               7.14    14.50       8.90           --

CLASS Y (Inception 12/1/99)
Net Asset Value/1/                         9.28    15.68         --        11.35%
------------------------------------------------------------------------------------

                                                                           SINCE
                                                                          CLASS Y
COMPARATIVE PERFORMANCE                   1 YEAR  5 YEARS    10 YEARS   INCEPTION/8/
Lehman Aggregate Bond Index/3/             3.67%    4.81%      6.42%        6.35%
Lehman U.S. Universal Bond Index/4/        4.08     5.37       6.56         6.62
Morningstar Multisector Bond Fund Avg./6/  4.44     8.47       6.14         6.56

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.ixisadvisorfunds.com. Class Y shares are available to certain institutional investors only.
The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS



                   % of Net Assets as of
CREDIT QUALITY     9/30/06    9/30/05
----------------------------------------
Aaa                 32.1       35.1
----------------------------------------
Aa                   6.1        9.9
----------------------------------------
A                    3.5        0.5
----------------------------------------
Baa                 15.3        4.0
----------------------------------------
Ba                   9.5        8.7
----------------------------------------
B                   13.6       10.2
----------------------------------------
Caa                  3.5        7.2
----------------------------------------
Ca                    --        0.8
----------------------------------------
C                     --        0.2
----------------------------------------
Not rated*           5.6       14.6
----------------------------------------
Short-term & other  10.8        8.8
----------------------------------------

  Credit quality is based on ratings from Moody's Investor Service.
  * Securities that are not rated by Moody's may be rated by another rating agency or by Loomis Sayles.


                            % of Net Assets as of
EFFECTIVE MATURITY          9/30/06     9/30/05
--------------------------------------------------
1 year or less              14.5        10.5
--------------------------------------------------
1-5 years                   25.7        48.8
--------------------------------------------------
5-10 years                  18.0        17.7
--------------------------------------------------
10+ years                   41.8        23.0
--------------------------------------------------
Average Effective Maturity  12.7 years   8.1 years
--------------------------------------------------

 Portfolio characteristics will vary.
NOTES TO CHARTS
/1/Does not include a sales charge.
/2/Includes maximum sales charge of 4.50%.
/3/Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.
/4/Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.
/5/Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge ("CDSC") applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
/6/Morningstar Multisector Bond Fund Average is the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.
/7/Fund performance has been increased by expense waivers/reimbursements, without which performance would have been lower.
/8/The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.

                            ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers' views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any IXIS Advisor Fund, contact your financial professional or call IXIS Advisor Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund's objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION
A description of the funds' proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 800-225-5478; on the funds' website at www.ixisadvisorfunds.com; and on the Securities and Exchange Commission's (SEC's) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the funds' website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULES
The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

                          UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2006 through September 30, 2006. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES CORE PLUS BOND FUND                4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,035.90                  $5.36
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.80                  $5.32
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,031.40                  $9.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.04                  $9.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,032.30                  $9.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.04                  $9.10
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,037.00                  $4.09
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.06                  $4.05
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 1.80% and 0.80% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES HIGH INCOME FUND                   4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,030.10                   $6.36
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,018.80                   $6.33
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,028.20                  $10.17
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,026.20                  $10.16
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,015.04                  $10.10
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.25%, 2.00% and 2.00% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 AGENCY FUND                                      4/1/06                9/30/06              4/1/06 - 9/30/06
-------------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,027.80                  $5.08
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,020.05                  $5.06
-------------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,024.00                  $8.88
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.29                  $8.85
-------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,024.00                  $8.88
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,016.29                  $8.85
-------------------------------------------------------------------------------------------------------------------
CLASS Y
-------------------------------------------------------------------------------------------------------------------
Actual                                           $1,000.00             $1,028.30                  $3.61
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000.00             $1,021.51                  $3.60
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 1.75% and 0.71% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                          UNDERSTANDING FUND EXPENSES


LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
 FUND                                               4/1/06                9/30/06              4/1/06 - 9/30/06
---------------------------------------------------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,033.60                  $4.84
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,020.31                  $4.81
---------------------------------------------------------------------------------------------------------------------
 Class B
---------------------------------------------------------------------------------------------------------------------
 Actual                                            $1,000.00             $1,030.40                  $8.65
---------------------------------------------------------------------------------------------------------------------
 Hypothetical (5% return before expenses)          $1,000.00             $1,016.55                  $8.59
---------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES MUNICIPAL INCOME FUND              4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,038.60                  $4.85
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,020.31                  $4.81
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,034.70                  $8.67
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.55                  $8.59

*Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.95% and 1.70% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

                                         BEGINNING ACCOUNT VALUE ENDING ACCOUNT VALUE EXPENSES PAID DURING PERIOD*
LOOMIS SAYLES STRATEGIC INCOME FUND              4/1/06                9/30/06              4/1/06 - 9/30/06
------------------------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,051.80                  $5.40
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,019.80                  $5.32
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,047.80                  $9.19
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.09                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,047.70                  $9.19
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,016.09                  $9.05
------------------------------------------------------------------------------------------------------------------
CLASS Y
------------------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00             $1,052.50                  $3.96
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00             $1,021.21                  $3.90
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio: 1.05%, 1.79%, 1.79% and 0.77% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS


The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreement (collectively, the "Agreements") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds' investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks,
(ii) information on the Funds' advisory fees and other expenses, including information comparing the Funds' expenses to those of peer groups of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Funds' adviser (the "Adviser"), and
(v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools,
(iii) arrangements in respect of the distribution of the Funds' shares,
(iv) the procedures employed to determine the value of the Funds' assets,
(v) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by IXIS Advisors with respect to the Funds for which IXIS Advisors provides advisory oversight services. In particular, the Trustees noted that IXIS Advisors had over the past year negotiated changes to the Funds' transfer agency and custodial arrangements, resulting in significant cost savings for the Funds. The Trustees also noted that some of these changes had resulted in increases in costs or decreases in revenues for IXIS Advisors and its affiliates. They also considered the administrative services provided by IXIS Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund's performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although, not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods was stronger over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Adviser that were reasonable and consistent with the Fund's investment objective and policies; (3) that the Fund's Adviser had taken or is taking steps designed to help improve the Fund's investment performance;
(4) that the Fund's advisory fee had recently been, or is proposed to be, reduced or the Fund's expenses capped, with the goal of helping the Fund's net return to shareholders become more competitive; and (5) that reductions in the Fund's expense levels resulting from decreased expenses and/or increased assets were not yet fully reflected in the Fund's performance results.

The Trustees also considered the Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, the implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that currently all of the IXIS Advisor Funds in the report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. The Trustees noted that for the Loomis Sayles Limited Term Government and Agency Fund, the relatively higher expense ratio resulted to a significant extent from relatively higher transfer agency expenses.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser's and its affiliates' relationships with the Funds, and information about the allocation of expenses used to calculate profitability. In this regard, the Funds, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through "breakpoints" in its investment advisory fees (lower fee rates applicable to assets in excess of certain threshold levels) or other means, such as expense waivers. The Trustees noted that four of the IXIS Advisor Funds in this report had breakpoints in their advisory fees and the remaining Funds were subject to expense caps. The Trustees also considered management's representation that for certain Funds the Adviser did not benefit from economies of scale in providing services to the Funds (because of the investment style of the Fund, the small size of the Fund or for other reasons). In considering

              BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether each Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under a separate agreement covering administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds' securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing advisory agreements should be continued through June 30, 2007.

         LOOMIS SAYLES CORE PLUS BOND FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                         Value (a)
----------------------------------------------------------------------------------------------
Bonds and Notes -- 98.5% of Net Assets
              Agencies -- 1.0%
$   2,145,000 Pemex Project Funding Master Trust,
              7.875%, 2/01/2009                                                $     2,245,815
                                                                               ---------------
              Asset-Backed Securities -- 6.1%
      480,303 AmeriCredit Automobile Receivables Trust, Series 2003-D-M,
              Class A-4,
              2.840%, 8/06/2010                                                        473,549
    2,595,000 AmeriCredit Automobile Receivables Trust, Series 2005-CF,
              Class A-3,
              4.470%, 5/06/2010(j)                                                   2,579,093
      788,214 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2,
              3.872%, 3/25/2020                                                        775,831
    1,095,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                      1,059,643
    2,190,000 Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3,
              5.804%, 7/25/2034                                                      2,183,046
    1,730,000 Ford Credit Auto Owner Trust, Series 2004-A, Class A4,
              3.540%, 11/15/2008                                                     1,703,509
    1,800,000 Greenwich Capital Commercial Funding Corp., Series 2005-GG5,
              Class A2,
              5.117%, 4/10/2037                                                      1,796,987
    1,832,687 Residential Asset Securities Corp., Series 2003-KS10, Class AI4,
              4.470%, 3/25/2032                                                      1,798,162
      644,789 WFS Financial Owner Trust, Series 2004-4, Class A3,
              2.980%, 9/17/2009                                                        637,788
      515,000 WFS Financial Owner Trust, Series 2004-4, Class A4,
              3.440%, 5/17/2012                                                        501,483
                                                                               ---------------
                                                                                    13,509,091
                                                                               ---------------
              Automotive -- 3.9%
    1,645,000 Ford Motor Co.,
              7.450%, 7/16/2031(c)                                                   1,270,763
    1,510,000 Ford Motor Credit Co., Global Note,
              5.625%, 10/01/2008                                                     1,448,585
      655,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(c)                                                    639,447
    4,240,000 GMAC LLC,
              8.000%, 11/01/2031                                                     4,433,263
  105,000,000 Toyota Motor Credit Corp.,
              0.750%, 6/09/2008 (JPY)                                                  890,318
                                                                               ---------------
                                                                                     8,682,376
                                                                               ---------------
              Banking -- 0.6%
    1,200,000 State Street Institutional Capital A, Series A, Guaranteed Note,
              144A,
              7.940%, 12/30/2026                                                     1,252,462
                                                                               ---------------
              Brokerage -- 0.5%
    1,045,000 Goldman Sachs Group, Inc., Senior Note,
              6.600%, 1/15/2012                                                      1,102,675
                                                                               ---------------
              Chemicals -- 0.3%
      600,000 Methanex Corp., Senior Note,
              6.000%, 8/15/2015                                                        574,406
                                                                               ---------------
              Construction Machinery -- 0.8%
    1,600,000 Case New Holland, Inc., Senior Note,
              9.250%, 8/01/2011                                                      1,696,000
                                                                               ---------------
              Consumer Products -- 1.9%
  431,000,000 General Electric Capital Corp., (MTN),
              0.550%, 10/14/2008 (JPY)                                               3,633,083
   68,400,000 International Bank for Reconstruction & Development,
              2.000%, 2/18/2008 (JPY)                                                  589,614
                                                                               ---------------
                                                                                     4,222,697
                                                                               ---------------

  Principal
   Amount+    Description                                       Value (a)
----------------------------------------------------------------------------
              Electric -- 4.1%
$   1,455,000 Duke Energy Corp., Senior Note,
              4.200%, 10/01/2008                             $     1,424,606
    2,030,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013(c)                                 2,277,642
    1,325,000 Enersis SA, Chile,
              7.375%, 1/15/2014                                    1,408,323
    1,325,000 Ipalco Enterprises, Inc., Senior Secured Note,
              8.375%, 11/14/2008                                   1,361,437
    1,710,000 Progress Energy, Inc.,
              7.100%, 3/01/2011                                    1,833,019
      790,000 Southern California Edison Co.,
              7.625%, 1/15/2010                                      844,135
                                                             ---------------
                                                                   9,149,162
                                                             ---------------
              Financial Services -- 4.0%
  271,000,000 General Electric Capital Corp. (MTN),
              1.400%, 11/02/2006 (JPY)                             2,296,027
    1,050,000 HSBC Finance Corp.,
              7.000%, 5/15/2012                                    1,135,278
    1,185,000 Morgan Stanley,
              4.000%, 1/15/2010                                    1,143,564
    2,270,000 Residential Capital Corp.,
              6.500%, 4/17/2013                                    2,305,282
    1,805,000 Residential Capital Corp.,
              6.875%, 6/30/2015                                    1,874,924
                                                             ---------------
                                                                   8,755,075
                                                             ---------------
              Food & Beverage -- 1.4%
    1,345,000 Constellation Brands, Inc.,
              7.250%, 9/01/2016                                    1,360,131
    1,750,000 Smithfield Foods, Inc.,
              7.000%, 8/01/2011                                    1,763,125
                                                             ---------------
                                                                   3,123,256
                                                             ---------------
              Gaming -- 0.3%
      770,000 Harrah's Operating Co., Inc., Senior Note,
              7.125%, 6/01/2007                                      775,673
                                                             ---------------
              Healthcare -- 2.1%
    1,470,000 Caremark Rx, Inc., Senior Note,
              7.375%, 10/01/2006                                   1,470,000
      575,000 HCA, Inc.,
              7.500%, 12/15/2023                                     445,856
    1,250,000 Medco Health Solutions,
              7.250%, 8/15/2013                                    1,356,727
    1,315,000 WellPoint, Inc.,
              3.750%, 12/14/2007                                   1,289,514
                                                             ---------------
                                                                   4,562,097
                                                             ---------------
              Home Construction -- 1.8%
    1,665,000 Desarrolladora Homex SA de CV,
              7.500%, 9/28/2015                                    1,631,700
    1,220,000 K. Hovnanian Enterprises, Inc., Senior Note,
              6.500%, 1/15/2014                                    1,116,300
    1,315,000 Pulte Homes, Inc., Senior Note,
              4.875%, 7/15/2009                                    1,291,663
                                                             ---------------
                                                                   4,039,663
                                                             ---------------
              Independent Energy -- 0.3%
      645,000 Anadarko Petroleum Corp.,
              6.450%, 9/15/2036                                      658,822
                                                             ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                       Value (a)
--------------------------------------------------------------------------------------------
              Media Cable -- 1.0%
$   1,060,000 Cox Communications, Inc.,
              6.750%, 3/15/2011                                              $     1,103,980
    1,085,000 CSC Holdings, Inc., Senior Note, Series B,
              7.625%, 4/01/2011                                                    1,113,481
                                                                             ---------------
                                                                                   2,217,461
                                                                             ---------------
              Media Non-Cable -- 0.8%
    1,515,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                                    1,691,858
                                                                             ---------------
              Mortgage Backed Securities -- 7.1%
      795,000 Banc of America Commercial Mortgage, Inc., Series 2005-6,
              Class A2,
              5.165%, 9/10/2047                                                      795,013
      850,000 Banc of America Commercial Mortgage, Inc., Series 2006-1,
              Class A2,
              5.334%, 9/10/2045                                                      854,437
    1,245,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2005-PW10, Class A2,
              5.270%, 12/11/2040                                                   1,249,214
    2,150,000 Bear Stearns Commercial Mortgage Securities, Inc.,
              Series 2006-PW12, Class A4,
              5.711%, 9/11/2038(d)                                                 2,223,564
      710,000 Citigroup/Deutsche Bank Commercial Mortgage Trust,
              Series 2006-CD2, Class A2,
              5.408%, 1/15/2046                                                      715,769
    2,160,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.769%, 6/10/2046(d)                                                 2,237,560
    1,500,000 GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A,
              4.751%, 7/10/2039                                                    1,441,702
    1,710,000 LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3,
              4.647%, 7/15/2030                                                    1,669,442
    2,400,000 Morgan Stanley Capital I, Series 2005-T19, Class A4A,
              4.890%, 6/12/2047                                                    2,326,960
    2,195,000 Wachovia Bank Commercial Mortgage Trust, Series 2005-C20,
              Class A2,
              4.519%, 7/15/2042                                                    2,144,064
                                                                             ---------------
                                                                                  15,657,725
                                                                             ---------------
              Mortgage Related -- 29.9%
    2,290,171 FHLMC,
              4.000%, 7/01/2019                                                    2,164,412
    6,712,901 FHLMC
              4.500%, with various maturities to 2034(e)                           6,411,559
   12,749,980 FHLMC
              5.000%, with various maturities to 2036(e)                          12,330,911
    1,792,536 FHLMC
              5.500%, with various maturities to 2018(e)                           1,795,408
      247,559 FHLMC,
              6.000%, 6/01/2035                                                      249,365
  140,000,000 FNMA,
              1.750%, 3/26/2008 (JPY)                                              1,205,772
  140,000,000 FNMA,
              2.125%, 10/09/2007 (JPY)                                             1,204,868
      908,790 FNMA,
              4.000%, 6/01/2019                                                      860,083
    6,308,897 FNMA
              4.500%, with various maturities to 2035(e)                           6,020,706
    6,207,849 FNMA,
              5.000%, 7/01/2035                                                    5,968,952
   10,614,826 FNMA
              5.500%, with various maturities to 2036(e)(i)                       10,496,848

  Principal
   Amount+       Description                                                  Value (a)
------------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$   6,313,901    FNMA
                 6.000%, with various maturities to 2034(e)                $     6,389,955
    6,042,261    FNMA
                 6.500%, with various maturities to 2036(e)                      6,155,144
      289,443    FNMA
                 7.000%, with various maturities to 2030(e)                        298,260
      352,345    FNMA
                 7.500%, with various maturities to 2032(e)                        364,867
    1,258,237    GNMA,
                 5.500%, 2/20/2034                                               1,246,947
      469,880    GNMA,
                 6.000%, 1/15/2029                                                 476,835
      992,336    GNMA
                 6.500%, with various maturities to 2032(e)                      1,019,728
      583,716    GNMA
                 7.000%, with various maturities to 2029(e)                        603,134
      171,720    GNMA
                 7.500%, with various maturities to 2030(e)                        178,962
       90,939    GNMA,
                 8.000%, 11/15/2029                                                 96,455
      171,710    GNMA
                 8.500%, with various maturities to 2023(e)                        184,407
       24,415    GNMA
                 9.000%, with various maturities to 2016(e)                         26,117
       64,045    GNMA
                 11.500%, with various maturities to 2015(e)                        71,273
                                                                           ---------------
                                                                                65,820,968
                                                                           ---------------
                 Paper -- 1.1%
    1,200,000    Georgia-Pacific Corp.,
                 7.375%, 12/01/2025                                              1,134,000
      755,000    Georgia-Pacific Corp.,
                 7.750%, 11/15/2029                                                724,800
      480,000    Georgia-Pacific Corp.,
                 8.875%, 5/15/2031                                                 499,200
                                                                           ---------------
                                                                                 2,358,000
                                                                           ---------------
                 Pharmaceuticals -- 2.0%
      660,000    AmerisourceBergen Corp.,
                 5.875%, 9/15/2015                                                 647,048
      760,000    Valeant Pharmaceuticals International, Subordinated Note,
                 3.000%, 8/16/2010                                                 718,200
      520,000    Valeant Pharmaceuticals International, Subordinated Note,
                 4.000%, 11/15/2013(c)                                             488,150
    2,750,000    Valeant Pharmaceuticals International, Senior Note,
                 7.000%, 12/15/2011                                              2,591,875
                                                                           ---------------
                                                                                 4,445,273
                                                                           ---------------
                 Pipelines -- 0.8%
    1,695,000    Kinder Morgan, Inc.,
                 6.500%, 9/01/2012                                               1,696,388
                                                                           ---------------
                 Real Estate Investment Trusts -- 2.4%
      195,000    Colonial Realty, LP, Senior Note,
                 4.750%, 2/01/2010                                                 189,965
    1,350,000    Colonial Realty, LP, Senior Note,
                 5.500%, 10/01/2015                                              1,315,428
    1,180,000    EOP Operating, LP, Guaranteed Note,
                 4.650%, 10/01/2010                                              1,144,855
    1,250,000    iStar Financial, Inc., Senior Note,
                 6.000%, 12/15/2010                                              1,270,855

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                   Value (a)
------------------------------------------------------------------------
              Real Estate Investment Trusts -- continued
$   1,340,000 Simon Property Group, LP,
              6.375%, 11/15/2007                         $     1,351,579
                                                         ---------------
                                                               5,272,682
                                                         ---------------
              Refining -- 0.5%
    1,105,000 Premcor Refining Group, Inc. (The),
              6.125%, 5/01/2011                                1,128,670
                                                         ---------------
              Sovereigns -- 1.5%
   11,445,000 Kingdom of Norway,
              5.500%, 5/15/2009 (NOK)                          1,820,279
    2,165,000 Kingdom of Norway,
              6.000%, 5/16/2011 (NOK)                            359,370
    4,680,000 Kingdom of Sweden,
              3.000%, 7/12/2016 (SEK)                            604,466
    3,555,000 Kingdom of Sweden,
              4.000%, 12/01/2009 (SEK)                           492,150
                                                         ---------------
                                                               3,276,265
                                                         ---------------
              Supermarkets -- 2.3%
    1,535,000 Albertson's, Inc.,
              7.450%, 8/01/2029                                1,421,809
      370,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                  351,518
      610,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                  592,989
       35,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                   35,290
      270,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                  231,650
      125,000 American Stores Co.,
              8.000%, 6/01/2026                                  126,641
      935,000 Delhaize America, Inc.,
              9.000%, 4/15/2031                                1,095,249
    1,015,000 Kroger Co. (The),
              7.500%, 4/01/2031(c)                             1,122,539
                                                         ---------------
                                                               4,977,685
                                                         ---------------
              Supranational -- 0.5%
  120,000,000 Inter-American Development Bank,
              1.900%, 7/08/2009 (JPY)                          1,046,696
                                                         ---------------
              Technology -- 2.2%
      270,000 Avnet, Inc., Convertible,
              2.000%, 3/15/2034                                  257,175
      175,000 Avnet, Inc.,
              6.000%, 9/01/2015                                  170,753
      390,000 Avnet, Inc.,
              6.625%, 9/15/2016                                  396,933
      665,000 Corning, Inc.,
              6.200%, 3/15/2016                                  680,230
      355,000 Corning, Inc.,
              7.250%, 8/15/2036                                  378,086
    1,280,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                1,139,200
      920,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                  800,400
      978,000 Xerox Corp.,
              6.400%, 3/15/2016                                  973,110
                                                         ---------------
                                                               4,795,887
                                                         ---------------

  Principal
   Amount+    Description                                                    Value (a)
------------------------------------------------------------------------------------------
              Treasuries -- 10.6%
$   7,637,392 U.S. Treasury Bond,
              2.375%, 1/15/2025(c)(f)                                     $     7,760,308
    3,045,000 U.S. Treasury Bond
              4.000%, with various maturities to 2014(c)(g)                     2,958,491
      575,000 U.S. Treasury Bond,
              4.500%, 2/15/2036(c)                                                550,967
      420,000 U.S. Treasury Note,
              3.000%, 11/15/2007                                                  411,469
      565,000 U.S. Treasury Note,
              3.375%, 10/15/2009(c)                                               545,313
    3,350,000 U.S. Treasury Note,
              4.375%, 8/15/2012(c)                                              3,315,060
    6,125,000 U.S. Treasury Note,
              4.500%, 2/15/2016(c)                                              6,063,511
    1,680,000 U.S. Treasury Note,
              5.125%, 5/15/2016(c)                                              1,742,738
                                                                          ---------------
                                                                               23,347,857
                                                                          ---------------
              Wireless -- 0.3%
      730,000 Sprint Capital Corp.,
              6.125%, 11/15/2008                                                  740,693
                                                                          ---------------
              Wirelines -- 6.4%
    2,760,000 Embarq Corp.,
              7.995%, 6/01/2036                                                 2,922,572
    1,650,000 GTE Corp.,
              7.900%, 2/01/2027                                                 1,720,638
    3,200,000 LCI International, Inc., Senior Note,
              7.250%, 6/15/2007                                                 3,208,000
      210,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                                  190,050
    1,240,000 Qwest Corp.,
              7.200%, 11/10/2026(c)                                             1,190,400
      850,000 Qwest Corp.
              7.250%, 9/15/2025                                                   823,438
      255,000 Qwest Corp.
              7.250%, 10/15/2035                                                  241,613
    1,675,000 Qwest Corp.,
              7.500%, 6/15/2023                                                 1,658,251
    2,160,000 Telefonica Emisones SAU,
              6.421%, 6/20/2016                                                 2,222,266
                                                                          ---------------
                                                                               14,177,228
                                                                          ---------------
              Total Bonds and Notes (Identified Cost $217,755,584)            217,000,606
                                                                          ---------------
   Shares/
  Principal
   Amount+
------------------------------------------------------------------------------------------
Short-Term Investments -- 13.8%
   27,548,560 State Street Securities Lending Quality Trust(h)                 27,548,560
$   2,779,660 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/29/2006 at 3.45% to be repurchased at
              $2,780,460 on 10/02/2006, collateralized by $2,875,000 U.S.
              Treasury Bond, 3.375% due 11/15/2008 valued at $2,872,420
              including accrued interest (Note 2f)                        $     2,779,660
                                                                          ---------------
              Total Short-Term Investments (Identified Cost $30,328,220)       30,328,220
                                                                          ---------------
              Total Investments -- 112.3%
              (Identified Cost $248,083,804)(b)                               247,328,826
              Other assets less liabilities--(12.3)%                          (27,113,374)
                                                                          ---------------
              Total Net Assets -- 100%                                    $   220,215,452
                                                                          ===============

                See accompanying notes to financial statements.

Investments as of September 30, 2006

    + Principal amount is in U.S. dollars unless otherwise noted.
  (a) See Note 2a of Notes to Financial Statements.
  (b) Federal Tax Information:
      At September 30, 2006, the net unrealized depreciation on investments based on cost of $248,760,557 for federal income tax purposes was as follows:
      Aggregate gross unrealized appreciation for all investments in
      which there is an excess of value over tax cost                                    $ 2,482,059
      Aggregate gross unrealized depreciation for all investments in
      which there is an excess of tax cost over value                                     (3,913,790)
                                                                                           -----------
      Net unrealized depreciation                                                        $(1,431,731)
                                                                                           ===========
  (c) All or a portion of this security was on loan to brokers at September 30, 2006.
  (d) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
  (e) The Fund's investment in mortgage related securities of the Federal Home Loan Mortgage
      Corporation, Federal National Mortgage Association and Government National Mortgage
      Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (f) Treasury Inflation Protected Security (TIPS).
  (g) All separate investments in U.S. Treasury securities which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (h) Represents investment of securities lending collateral.
  (i) A portion of this security is a delayed delivery security. (Note 2h)
  (j) All or a portion of this security has been segregated to cover requirements on delayed delivery securities.
FHLMC Federal Home Loan Mortgage Corporation
 FNMA Federal National Mortgage Association
 GNMA Government National Mortgage Association
  MTN Medium Term Note
 144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to
      $1,252,462 or 0.6% of total net assets.
  JPY Japanese Yen
  NOK Norwegian Krone
  SEK Swedish Krona

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                      Mortgage Related              29.9%
                      Treasuries                    10.6
                      Mortgage Backed Securities     7.1
                      Wirelines                      6.4
                      Asset-Backed Securities        6.1
                      Electric                       4.1
                      Financial Services             4.0
                      Automotive                     3.9
                      Real Estate Investment Trusts  2.4
                      Supermarkets                   2.3
                      Technology                     2.2
                      Healthcare                     2.1
                      Pharmaceuticals                2.0
                      Other, less than 2% each      15.4

                See accompanying notes to financial statements.

          LOOMIS SAYLES HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
Bonds and Notes -- 87.4% of Net Assets
              Airlines -- 1.2%
$      82,157 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                    $        78,783
      154,044 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                            150,193
       43,834 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                             41,971
      210,553 Continental Airlines, Inc., Series 2000-2, Class B,
              8.307%, 4/02/2018                                            204,237
                                                                   ---------------
                                                                           475,184
                                                                   ---------------
              Automotive -- 8.5%
      420,000 Ford Motor Co.,
              6.375%, 2/01/2029(e)                                         307,125
      815,000 Ford Motor Co.,
              6.625%, 10/01/2028(e)                                        608,194
      170,000 Ford Motor Co.,
              7.450%, 7/16/2031(e)                                         131,325
      905,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                            836,082
      125,000 GMAC Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010 (GBP)                                     229,070
       10,000 GMAC International Finance BV,
              8.000%, 3/14/2007 (NZD)                                        6,486
      330,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(e)                                        322,164
      180,000 GMAC LLC, Series E, (MTN),
              7.500%, 12/01/2006 (NZD)                                     116,822
      405,000 GMAC LLC,
              8.000%, 11/01/2031(e)                                        423,460
      430,000 Goodyear Tire & Rubber Co. (The),
              7.857%, 8/15/2011(e)                                         418,175
                                                                   ---------------
                                                                         3,398,903
                                                                   ---------------
              Banking -- 4.2%
  250,000,000 Barclays Financial LLC, 144A,
              4.060%, 9/16/2010 (KRW)                                      262,219
    9,000,000 Barclays Financial LLC, 144A,
              4.100%, 3/22/2010 (THB)                                      228,358
    7,000,000 Barclays Financial LLC, 144A,
              4.160%, 2/22/2010 (THB)                                      178,141
      990,000 Citibank NA, 144A,
              15.000%, 7/02/2010 (BRL)                                     494,731
      500,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                            503,600
                                                                   ---------------
                                                                         1,667,049
                                                                   ---------------
              Chemicals -- 4.2%
      450,000 Borden, Inc.,
              7.875%, 2/15/2023                                            369,000
      550,000 Borden, Inc.,
              9.200%, 3/15/2021                                            511,500
       60,000 Georgia Gulf Corp., 144A,
              10.750%, 10/15/2016                                           59,100
      380,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                            306,375
      125,000 LPG International, Inc.,
              7.250%, 12/20/2015                                           123,438
      300,000 Lyondell Chemical Co.,
              8.000%, 9/15/2014                                            303,750
                                                                   ---------------
                                                                         1,673,163
                                                                   ---------------

  Principal
   Amount+     Description                                                   Value (a)
-----------------------------------------------------------------------------------------
               Construction Machinery -- 0.3%
$      120,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
               7.750%, 12/15/2013                                         $       111,600
                                                                          ---------------
               Diversified Financial Services -- 0.3%
 1,436,358,000 JPMorgan Chase & Co., 144A,
               Zero Coupon,
               3/28/2011 (IDR)                                                    101,502
                                                                          ---------------
               Electric -- 1.3%
       375,000 Dynegy Holdings, Inc.,
               7.125%, 5/15/2018                                                  343,125
       180,000 Dynegy Holdings, Inc.,
               7.625%, 10/15/2026                                                 164,250
                                                                          ---------------
                                                                                  507,375
                                                                          ---------------
               Food & Beverage -- 0.2%
       100,000 Dole Food Co., Inc.,
               8.625%, 5/01/2009                                                   97,750
                                                                          ---------------
               Healthcare -- 1.7%
       150,000 HCA, Inc.,
               7.500%, 12/15/2023                                                 116,310
       400,000 HCA, Inc.,
               7.500%, 11/06/2033                                                 312,000
       200,000 HCA, Inc., (MTN),
               7.580%, 9/15/2025                                                  154,150
        30,000 Invitrogen Corp., Convertible,
               1.500%, 2/15/2024                                                   26,025
         5,000 Tenet Healthcare Corp.,
               6.875%, 11/15/2031(e)                                                3,919
        80,000 Tenet Healthcare Corp.,
               9.250%, 2/01/2015                                                   77,000
                                                                          ---------------
                                                                                  689,404
                                                                          ---------------
               Home Construction -- 2.9%
       320,000 K. Hovnanian Enterprises, Inc.,
               6.250%, 1/15/2015                                                  283,600
       150,000 K. Hovnanian Enterprises, Inc., Senior Note,
               6.250%, 1/15/2016(e)                                               132,000
        30,000 K. Hovnanian Enterprises, Inc., Senior Note,
               6.500%, 1/15/2014                                                   27,450
       590,000 KB Home,
               7.250%, 6/15/2018                                                  565,603
       155,000 Pulte Homes, Inc.,
               6.000%, 2/15/2035                                                  139,750
                                                                          ---------------
                                                                                1,148,403
                                                                          ---------------
               Independent Energy -- 2.0%
       615,000 Chesapeake Energy Corp.,
               6.500%, 8/15/2017                                                  576,562
        60,000 NRG Energy, Inc.,
               7.250%, 2/01/2014                                                   59,550
       165,000 NRG Energy, Inc.,
               7.375%, 2/01/2016                                                  163,969
                                                                          ---------------
                                                                                  800,081
                                                                          ---------------
               Integrated Energy -- 1.4%
       265,000 Cerro Negro Finance, Ltd., 144A,
               7.900%, 12/01/2020                                                 245,788
       300,000 Petrozuata Finance, Inc., Series B, 144A,
               8.220%, 4/01/2017                                                  292,500
                                                                          ---------------
                                                                                  538,288
                                                                          ---------------
               Media Cable -- 4.5%
       550,000 CSC Holdings, Inc., Senior Note,
               7.625%, 7/15/2018(e)                                               563,063

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Media Cable -- continued
$     175,000 Intelsat Corp.,
              6.875%, 1/15/2028                                                 $       154,000
      250,000 NTL Cable PLC,
              9.750%, 4/15/2014 (GBP)                                                   482,130
      650,000 Rogers Cable, Inc., Senior Note,
              5.500%, 3/15/2014                                                         611,000
                                                                                ---------------
                                                                                      1,810,193
                                                                                ---------------
              Oil Field Services -- 0.3%
      110,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                                        109,725
                                                                                ---------------
              Packaging -- 0.3%
      135,000 Owens-Illinois, Inc., Senior Note
              7.800%, 5/15/2018                                                         128,250
                                                                                ---------------
              Paper -- 5.6%
      215,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                                         169,850
      250,000 Abitibi-Consolidated, Inc.,
              8.500%, 8/01/2029                                                         207,500
      685,000 Bowater, Inc.,
              6.500%, 6/15/2013(e)                                                      607,937
       60,000 Domtar, Inc.,
              5.375%, 12/01/2013                                                         51,300
       75,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                                          70,125
      155,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                                        146,475
      370,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                                        355,200
      170,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                         167,450
      430,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                                         447,200
       10,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013                                                           9,225
                                                                                ---------------
                                                                                      2,232,262
                                                                                ---------------
              Pharmaceuticals -- 8.9%
      185,000 Bristol-Myers Squibb Co.,
              5.750%, 10/01/2011                                                        188,447
       85,000 Elan Capital Corp., Ltd., Convertible,
              6.500%, 11/10/2008                                                        181,156
      440,000 Elan Finance Corp., Senior Note,
              7.750%, 11/15/2011                                                        428,450
      425,000 Enzon, Inc., Convertible,
              4.500%, 7/01/2008                                                         408,000
      127,000 EPIX Pharmaceuticals, Inc., Senior Note, Convertible,
              3.000%, 6/15/2024                                                          81,280
       45,000 Human Genome Sciences, Inc., Convertible,
              2.250%, 8/15/2012                                                          41,513
      265,000 Incyte Corp., Convertible,
              3.500%, 2/15/2011                                                         201,069
      360,000 Inhale Therapeutic Systems, Inc., Subordinated Note, Convertible,
              3.500%, 10/17/2007                                                        349,200
      202,000 IVAX Corp., Senior Subordinated Note, Convertible,
              4.500%, 5/15/2008                                                         202,758
      210,000 Merck & Co., Inc.,
              4.750%, 3/01/2015                                                         200,439
      345,000 Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible,
              5.500%, 10/17/2008                                                        339,825

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              Pharmaceuticals -- continued
$     190,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              3.000%, 8/16/2010                                         $       179,550
      450,000 Valeant Pharmaceuticals International, Subordinated Note,
              Convertible,
              4.000%, 11/15/2013                                                422,437
      139,000 Vertex Pharmaceuticals, Inc., 144A, Convertible,
              5.750%, 2/15/2011                                                 314,487
                                                                        ---------------
                                                                              3,538,611
                                                                        ---------------
              Pipelines -- 3.6%
      915,000 El Paso Corp,
              6.950%, 6/01/2028                                                 860,100
      125,000 Kinder Morgan Energy Partners, LP, Senior Note,
              5.800%, 3/15/2035                                                 113,715
       65,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                  60,002
      415,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                                 371,610
       25,000 Kinder Morgan, Inc., Senior Note,
              5.150%, 3/01/2015                                                  22,464
                                                                        ---------------
                                                                              1,427,891
                                                                        ---------------
              Retailers -- 2.0%
      250,000 Dillard's, Inc.,
              6.625%, 1/15/2018                                                 238,125
      765,000 Toys R US, Inc.,
              7.375%, 10/15/2018                                                553,669
                                                                        ---------------
                                                                                791,794
                                                                        ---------------
              Sovereigns -- 5.5%
    1,190,000 Republic of Argentina,
              2.418%, 9/30/2014 (ARS)(d)                                        392,292
    4,420,000 United Mexican States, Series M-10,
              8.000%, 12/07/2023 (MXN)                                          383,865
   14,850,000 United Mexican States,
              9.000%, 12/20/2012 (MXN)                                        1,404,091
                                                                        ---------------
                                                                              2,180,248
                                                                        ---------------
              Supermarkets -- 2.7%
      720,000 Albertson's, Inc., Senior Note
              7.450%, 8/01/2029                                                 666,907
      115,000 Albertson's, Inc.,
              7.750%, 6/15/2026                                                 109,256
      130,000 Albertson's, Inc., Senior Note,
              8.000%, 5/01/2031                                                 126,375
       25,000 Albertson's, Inc., Senior Note,
              8.700%, 5/01/2030                                                  25,207
      130,000 Albertson's, Inc., Series C, (MTN),
              6.625%, 6/01/2028                                                 111,535
       50,000 American Stores Co.,
              8.000%, 6/01/2026                                                  50,656
                                                                        ---------------
                                                                              1,089,936
                                                                        ---------------
              Supranational -- 4.8%
    6,000,000 Inter-American Development Bank, Series E, (MTN),
              Zero Coupon,
              5/11/2009 (BRL)                                                 1,917,859
                                                                        ---------------
              Technology -- 8.8%
      125,000 Amkor Technology, Inc., Senior Note,
              7.750%, 5/15/2013                                                 114,688
      155,000 Corning, Inc.,
              6.850%, 3/01/2029                                                 162,282

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                          Value (a)
-----------------------------------------------------------------------------------------------
              Technology -- continued
$     250,000 JDS Uniphase Corp.,
              Zero Coupon, 11/15/2010                                           $       227,187
      215,000 Kulicke & Soffa Industries, Inc., Subordinated Note, Convertible,
              0.500%, 11/30/2008                                                        187,587
       35,000 Kulicke & Soffa Industries, Inc., Convertible,
              1.000%, 6/30/2010                                                          32,988
      910,000 Lucent Technologies, Inc.,
              6.450%, 3/15/2029                                                         809,900
      293,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(f)                                                      269,560
      300,000 Nortel Networks Corp., Convertible,
              4.250%, 9/01/2008                                                         286,500
      425,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                         350,625
       40,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                          34,800
      210,000 Sanmina-SCI Corp.,
              8.125%, 3/01/2016                                                         205,800
      105,000 Unisys Corp.,
              6.875%, 3/15/2010(e)                                                       99,225
      145,000 Unisys Corp., Senior Note,
              8.000%, 10/15/2012                                                        135,575
      596,000 Xerox Corp.,
              6.400%, 3/15/2016                                                         593,020
                                                                                ---------------
                                                                                      3,509,737
                                                                                ---------------
              Transportation Services -- 2.9%
      275,000 American President Cos., Ltd., Senior Note,
              8.000%, 1/15/2024(f)                                                      247,500
      300,000 Overseas Shipholding Group, Senior Note,
              7.500%, 2/15/2024                                                         292,500
      295,000 Stena AB, Senior Note,
              7.000%, 12/01/2016                                                        278,038
      350,000 Stena AB, Senior Note,
              7.500%, 11/01/2013                                                        343,875
                                                                                ---------------
                                                                                      1,161,913
                                                                                ---------------
              Treasuries -- 2.0%
      785,000 U.S. Treasury Note,
              4.625%, 9/30/2008                                                         784,080
                                                                                ---------------
              Wireless -- 1.2%
      435,000 Level 3 Communications, Inc., Convertible,
              2.875%, 7/15/2010                                                         438,806
        5,000 Level 3 Communications, Inc., Convertible,
              6.000%, 3/15/2010(e)                                                        4,394
       20,000 Level 3 Communications, Inc., Senior Note,
              11.500%, 3/01/2010(e)                                                      20,550
                                                                                ---------------
                                                                                        463,750
                                                                                ---------------
              Wirelines -- 6.1%
       65,000 Cincinnati Bell Telephone Co.,
              6.300%, 12/01/2028(e)                                                      56,225
       50,000 Cincinnati Bell, Inc.,
              8.375%, 1/15/2014(e)                                                       50,500
       95,000 Citizens Communications Co.,
              7.000%, 11/01/2025                                                         81,937
      375,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028                                                         335,625

  Principal
   Amount+      Description                                                        Value (a)
-----------------------------------------------------------------------------------------------
                Wirelines -- continued
$      75,000   Qwest Capital Funding, Inc., Guaranteed Note,
                7.000%, 8/03/2009(e)                                            $        75,375
    1,890,000   Qwest Capital Funding, Inc.,
                7.750%, 2/15/2031                                                     1,823,850
                                                                                ---------------
                                                                                      2,423,512
                                                                                ---------------
                Total Bonds and Notes (Identified Cost $32,696,127)                  34,778,463
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 5.4%
                Automotive -- 0.1%
        1,675   Ford Motor Co. Capital Trust II, Convertible,
                6.500%, 1/15/2032                                                        56,263
                                                                                ---------------
                Electric -- 2.1%
        6,475   AES Trust III, Convertible,
                6.750%, 10/15/2029                                                      316,628
        8,000   CMS Energy Trust I, Convertible,
                7.750%, 7/15/2027                                                       399,000
      140,000   NGC Corp. Capital Trust I, Series B, Convertible,
                8.316%, 6/01/2027                                                       127,400
                                                                                ---------------
                                                                                        843,028
                                                                                ---------------
                Packaging -- 0.6%
        6,500   Owens-Illinois, Inc., Convertible,
                4.750%, 12/31/2049                                                      227,825
                                                                                ---------------
                Pipelines -- 2.0%
        9,500   El Paso Energy Capital Trust I, Convertible,
                4.750%, 3/31/2028                                                       353,685
        4,000   Williams Holdings of Delaware, Convertible,
                5.500%, 6/01/2033                                                       450,500
                                                                                ---------------
                                                                                        804,185
                                                                                ---------------
                Technology -- 0.6%
          225   Lucent Technologies Capital Trust I, Convertible,
                7.750%, 3/15/2017                                                       229,922
                                                                                ---------------
                Total Preferred Stocks (Identified Cost $1,838,475)                   2,161,223
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Common Stocks -- 2.2%
                Home Construction -- 0.2%
        1,775   KB Home(e)                                                               77,745
                                                                                ---------------
                Metals & Mining -- 0.1%
        1,800   Companhia Vale do Rio Doce, ADR                                          38,808
                                                                                ---------------
                Pharmaceuticals -- 1.9%
        6,875   Merck & Co., Inc.                                                       288,062
        1,717   Teva Pharmaceutical Industries, Ltd., ADR(e)                             58,533
       11,998   Vertex Pharmaceuticals, Inc.(c)(e)                                      403,733
                                                                                ---------------
                                                                                        750,328
                                                                                ---------------
                Total Common Stocks (Identified Cost $565,801)                          866,881
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.1%
        3,835   Morgan Stanley Emerging Markets Debt Fund, Inc.(e)                       38,772
        2,175   High Income Opportunity Fund, Inc.                                       13,855
                                                                                ---------------
                Total Closed-End Investment Companies (Identified Cost $45,444)          52,627
                                                                                ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

    Shares/
   Principal
    Amount      Description                                                                Value (a)
----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 17.1%
      4,281,021 State Street Securities Lending Quality Trust(g)                        $     4,281,021
  $   2,535,361 Tri-Party Repurchase Agreement with Fixed Income Clearing
                Corporation, dated 9/29/2006 at 3.45% to be repurchased at
                $2,536,090 on 10/02/2006, collateralized by $2,625,000 U.S.
                Treasury Note, 3.375% due 11/15/2008 valued at $2,622,645,
                including accrued interest (Note 2f)                                          2,535,361
                                                                                         ---------------
                Total Short-Term Investments (Identified Cost $6,816,382)                     6,816,382
                                                                                         ---------------
                Total Investments -- 112.2%
                (Identified Cost $41,962,229)(b)                                             44,675,576
                Other assets less liabilities -- (12.2)%                                     (4,867,483)
                                                                                         ---------------
                Net Assets -- 100%                                                      $    39,808,093
                                                                                         ===============
  +             Principal amount is in U.S. dollars unless otherwise noted.
            (a) See Note 2a of Notes to Financial Statements.
            (b) Federal Tax Information:
                At September 30, 2006, the net unrealized appreciation on
                investments based on cost of $41,965,589 for federal income tax purposes was as follows:
                Aggregate gross unrealized appreciation for all securities in which
                there is an excess of value over tax cost                               $     3,446,702
                Aggregate gross unrealized depreciation for all securities in which
                there is an excess of tax cost over value                                      (736,715)
                                                                                         ---------------
                Net unrealized appreciation                                             $     2,709,987
                                                                                         ===============
            (c) Non-income producing security.
            (d) Variable rate security whose interest rate varies with changes in a designated base rate
                (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
            (e) All or a portion of this security was on loan to brokers at September 30, 2006.
            (f) Illiquid security. At September 30, 2006, the value of these securities amounted to
                $517,060 or 1.3% of net assets.
            (g) Represents investment of securities lending collateral.
            ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
            MTN Medium Term Note
           144A Securities exempt from registration under Rule 144A of the Securities Act of 1933.
                These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the total value of these securities amounted to $2,680,426 or 6.7% of total net assets.
            ARS Argentine Peso
            BRL Brazilian Real
            GBP British Pound
            IDR Indonesian Rupiah
            KRW South Korean Won
            MXN Mexican Peso
            NZD New Zealand Dollar
            THB Thailand Baht

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                        Pharmaceuticals           10.8%
                        Technology                 9.4
                        Automotive                 8.6
                        Wirelines                  6.1
                        Paper                      5.6
                        Pipelines                  5.6
                        Sovereigns                 5.5
                        Supranational              4.8
                        Media Cable                4.5
                        Chemicals                  4.2
                        Banking                    4.2
                        Electric                   3.4
                        Home Construction          3.1
                        Transportation Services    2.9
                        Supermarkets               2.7
                        Independent Energy         2.0
                        Retailers                  2.0
                        Treasuries                 2.0
                        Others, less than 2% each  7.7

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                           PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006


  Principal
   Amount     Description                                                           Value (a)
---------------------------------------------------------------------------------------------------
Bonds and Notes -- 98.2% of Net Assets
              Asset-Backed Securities -- 4.5%
$   1,035,000 Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3,
              4.615%, 2/25/2035                                                  $     1,001,580
    2,200,000 Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2,
              5.549%, 8/25/2021                                                        2,196,177
       51,852 Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class
              A3, 3.800%, 7/25/2030                                                       51,679
      430,382 Residential Funding Mortgage Securities II, Inc., Series 2004-HI3,
              Class A3,
              3.810%, 8/25/2017                                                          427,840
      670,000 Residential Funding Mortgage Securities II, Inc., Series 2004-HI3,
              Class A4,
              4.630%, 1/25/2020                                                          662,655
      660,000 Residential Funding Mortgage Securities II, Inc., Series 2005-HI3,
              Class A4,
              5.490%, 9/25/2035                                                          653,220
      853,476 Residential Funding Mortgage Securities II, Inc., Series 2002-HI5,
              Class A7,
              5.700%, 1/25/2028                                                          860,366
                                                                                 ---------------
                                                                                       5,853,517
                                                                                 ---------------
              Government Sponsored -- 5.8%
      600,000 Fannie Mae,
              6.625%, 9/15/2009(d)                                                       627,920
    2,935,000 Federal Farm Credit Bank,
              2.375%, 10/02/2006                                                       2,935,000
    4,200,000 Federal Home Loan Bank,
              3.625%, 11/14/2008(d)                                                    4,085,819
                                                                                 ---------------
                                                                                       7,648,739
                                                                                 ---------------
              Hybrid ARMs -- 2.0%
    2,014,504 Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A,
              5.589%, 7/25/2035(c)                                                     1,986,170
      630,071 Washington Mutual, Series 2004-AR7, Class A2A,
              3.537%, 7/25/2034                                                          626,983
                                                                                 ---------------
                                                                                       2,613,153
                                                                                 ---------------
              Mortgage Backed Securities -- 1.1%
    1,400,000 Commercial Mortgage Pass Through Certificates, Series 2006-C7,
              Class A4,
              5.769%, 6/10/2046(c)                                                     1,450,270
                                                                                 ---------------
              Mortgage Related -- 65.4%
      903,254 FHLMC,
              4.500%, 5/01/2034                                                          846,081
   12,452,936 FHLMC
              5.000%, with various maturities to 2035(e)                              12,172,279
    2,841,331 FHLMC,
              5.500%, 12/01/2034                                                       2,807,621
    7,585,000 FHLMC (TBA),
              6.000%, 7/01/2016(h)                                                     7,689,294
      248,617 FHLMC,
              6.000%, 11/01/2019                                                         252,111
   13,635,344 FHLMC
              6.500%, with various maturities to 2034(e)                              13,912,563
      296,328 FHLMC,
              7.000%, 2/01/2016                                                          303,946

  Principal
   Amount        Description                                             Value (a)
-------------------------------------------------------------------------------------
                 Mortgage Related -- continued
$      57,381    FHLMC
                 7.500%, with various maturities to 2026(e)           $        59,294
       37,285    FHLMC
                 8.000%, with various maturities to 2015(e)                    38,815
        6,789    FHLMC,
                 10.000%, 7/01/2019                                             7,478
      345,816    FHLMC
                 11.500%, with various maturities to 2020(e)                  375,182
   15,570,519    FNMA
                 4.000%, with various maturities to 2019(e)                14,751,869
    3,001,495    FNMA
                 4.500%, with various maturities to 2035(e)                 2,846,308
    8,035,833    FNMA
                 5.000%, with various maturities to 2035(e)                 7,726,588
    4,587,790    FNMA
                 5.500%, with various maturities to 2034(e)                 4,544,031
    5,412,375    FNMA
                 6.000%, with various maturities to 2034(e)                 5,483,239
    8,556,131    FNMA
                 6.500%, with various maturities to 2036(e)                 8,718,595
      307,741    FNMA,
                 7.000%, 12/01/2022                                           320,071
      764,656    FNMA
                 7.500%, with various maturities to 2032(e)                   791,302
      137,156    FNMA
                 8.000%, with various maturities to 2016(e)                   144,082
      159,261    GNMA,
                 6.000%, 12/15/2031                                           161,444
      630,392    GNMA,
                 6.500%, 5/15/2031                                            647,850
      637,455    GNMA
                 7.000%, with various maturities to 2029(e)                   658,430
       32,512    GNMA
                 9.000%, with various maturities to 2009(e)                    33,264
       11,737    GNMA,
                 9.500%, 8/15/2009                                             12,173
       10,787    GNMA
                 12.500%, with various maturities to 2015(e)                   12,018
      144,438    GNMA
                 16.000%, with various maturities to 2012(e)                  165,687
       73,375    GNMA 17.000%, with various maturities to 2011(e)              85,517
                                                                      ---------------
                                                                           85,567,132
                                                                      ---------------
                 Treasuries -- 19.4%
    1,290,000    U.S. Treasury Note, 2.500%, 10/31/2006(d)                  1,287,481
    8,095,000    U.S. Treasury Note, 3.000%, 12/31/2006(g)                  8,053,578
    1,000,000    U.S. Treasury Note, 3.125%, 10/15/2008(d)                    970,000
    8,985,000    U.S. Treasury Note, 3.375%, 2/28/2007(g)                   8,924,980
    1,930,000    U.S. Treasury Note, 6.125%, 8/15/2007(d)                   1,948,621
      750,000    U.S. Treasury Note, 6.625%, 5/15/2007(d)                     757,294
    4,000,000    U.S. Treasury STRIPS, Zero Coupon, 11/15/2009              3,469,352
                                                                      ---------------
                                                                           25,411,306
                                                                      ---------------
                 Total Bonds and Notes (Identified Cost $129,744,739)     128,544,117
                                                                      ---------------

                See accompanying notes to financial statements.

             LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2006

   Shares/
  Principal
   Amount        Description                                                              Value (a)
---------------------------------------------------------------------------------------------------------
Short-Term Investments -- 5.4%
    4,765,375    State Street Securities Lending Quality Trust(f)                      $     4,765,375
$   2,280,582    Tri-Party Repurchase Agreement with Fixed Income Clearing
                 Corporation, dated 9/29/2006 at 3.45% to be repurchased at
                 $2,281,237 on 10/02/2006, collateralized by $2,340,000 U.S.
                 Treasury Bond, 3.875% due 5/15/2009 valued at $2,365,143
                 including accrued interest (Note 2f)                                        2,280,582
                                                                                        ---------------
                 Total Short-Term Investments (Identified Cost $7,045,957)                   7,045,957
                                                                                        ---------------
                 Total Investments -- 103.6%
                 (Identified Cost $136,790,696)(b)                                         135,590,074
                 Other assets less liabilities--(3.6)%                                      (4,766,882)
                                                                                        ---------------
                 Net Assets -- 100%                                                    $   130,823,192
                                                                                        ===============
          (a)    See Note 2a of Notes to Financial statements.
          (b)    Federal Tax Information:
                 At September 30, 2006, the unrealized depreciation on
                 investments based on cost of $137,035,116 for federal income tax purposes was as follows:
                 Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                       $       398,459
                 Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                            (1,843,501)
                                                                                        ---------------
                 Net unrealized depreciation                                           $    (1,445,042)
                                                                                        ===============
          (c)    Variable rate security whose interest rate varies with changes in a designated base rate
                 (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          (d)    All or a portion of this security was on loan to brokers at September 30, 2006.
          (e)    The Fund's investment in mortgage related securities of the Federal Home Loan
                 Mortgage Corporation, Federal National Mortgage Association and Government National
                 Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
          (f)    Represents investment of securities lending collateral.
          (g)    All or a portion of this security has been segregated to cover requirements on delayed delivery obligations.
          (h)    Delayed delivery security. (Note 2h)
          ARM    Adjustable Rate Mortgage
        FHLMC    Federal Home Loan Mortgage Corporation
         FNMA    Federal National Mortgage Association
         GNMA    Government National Mortgage Association
       STRIPS    Separate Trading of Registered Interest and Principal of Securities
          TBA    To Be Announced (see Note 2h of Notes to Financial Statements)

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                        Mortgage Related           65.4%
                        Treasuries                 19.4
                        Government Sponsored        5.8
                        Asset-Backed Securities     4.5
                        Hybrid ARMs                 2.0
                        Mortgage Backed Securities  1.1

                See accompanying notes to financial statements.

 LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount     Description                                           Value (a)
--------------------------------------------------------------------------------
Tax Exempt Obligations -- 97.3% of Net Assets
              Highlands County, FL, Health Facilities
              Authority -- 1.5%
$   1,000,000 Adventis Health System,
              5.875%, 11/15/2029                                 $     1,091,120
                                                                 ---------------
              Marthas Vineyard, MA -- 1.4%
    1,000,000 Land Bank Revenue,
              5.000%, 5/01/2032 (AMBAC insured)                        1,045,520
                                                                 ---------------
              Massachusetts -- 6.4%
    4,000,000 State Refunding Series A,
              6.500%, 11/01/2014 (AMBAC insured)                       4,769,360
                                                                 ---------------
              Massachusetts Bay Transportation Authority -- 3.8%
    2,000,000 Sales Tax Revenue Series C,
              5.000%, 7/01/2028                                        2,150,820
      630,000 Series A, Unrefunded,
              5.250%, 7/01/2030                                          661,097
                                                                 ---------------
                                                                       2,811,917
                                                                 ---------------
              Massachusetts Development Finance Agency -- 16.9%
    2,000,000 Cambridge Street Development Series A,
              5.125%, 2/01/2034 (MBIA insured)                         2,102,920
    1,450,000 Curry College, Series A,
              5.000%, 3/01/2036 (ACA insured)                          1,486,033
    1,000,000 Hampshire College,
              5.625%, 10/01/2024                                       1,069,280
    2,500,000 Mount Holyoke College,
              5.250%, 7/01/2031                                        2,638,025
    2,800,000 Springfield Resource Recovery Series A,
              5.625%, 6/01/2019                                        2,934,148
    1,100,000 Visual and Performing Arts,
              6.000%, 8/01/2021                                        1,327,656
    1,000,000 WGBH Educational Foundation Series A,
              5.375%, 1/01/2042 (AMBAC insured)                        1,092,840
                                                                 ---------------
                                                                      12,650,902
                                                                 ---------------
              Massachusetts Health & Educational Facilities
              Authority -- 35.4%
    1,160,000 Baystate Medical Center Series F,
              5.700%, 7/01/2027                                        1,230,261
    2,000,000 Boston University,
              5.000%, 10/01/2039 (FGIC insured)                        2,086,960
    2,200,000 Catholic Health East,
              5.500%, 11/15/2032                                       2,335,652
    3,000,000 Harvard University Series N,
              6.250%, 4/01/2020                                        3,734,160
    2,845,000 Nichols College Series C,
              6.000%, 10/01/2017                                       2,995,785
    2,000,000 Partners Healthcare Systems Series B,
              5.250%, 7/01/2029                                        2,079,480
    2,500,000 Partners Healthcare Systems Series C,
              5.750%, 7/01/2021                                        2,717,975
    1,500,000 Tufts University Series I,
              5.250%, 2/15/2030                                        1,582,935
    1,000,000 University of Massachusetts Project Series C,
              5.250%, 10/01/2031 (MBIA insured)                        1,070,410
    2,000,000 University of Massachusetts Series C,
              5.125%, 10/01/2034 (FGIC insured)                        2,119,920
    2,000,000 Wellesley College Series F,
              5.125%, 7/01/2039                                        2,066,740

  Principal
   Amount     Description                                                   Value (a)
----------------------------------------------------------------------------------------
              Massachusetts Health & Educational Facilities
              Authority -- continued
$   1,315,000 Wheaton College Series E,
              5.000%, 7/01/2017                                          $     1,398,134
    1,030,000 Williams College Series H,
              5.000%, 7/01/2017                                                1,102,213
                                                                         ---------------
                                                                              26,520,625
                                                                         ---------------
              Massachusetts Housing Finance Agency -- 0.5%
      340,000 Single Family Mortgage Series 21,
              7.125%, 6/01/2025                                                  340,993
                                                                         ---------------
              Massachusetts Port Authority -- 4.1%
    1,750,000 Delta Air Lines, Inc. Project Series A,
              5.500%, 1/01/2019 (AMBAC insured)                                1,836,782
    1,200,000 Series A,
              5.000%, 7/01/2033 (MBIA insured)                                 1,254,348
                                                                         ---------------
                                                                               3,091,130
                                                                         ---------------
              Massachusetts Water Resources Authority -- 6.7%
    1,000,000 General Series A,
              5.250%, 8/01/2020 (MBIA insured)                                 1,108,900
    3,240,000 Series A,
              6.500%, 7/15/2019 (FGIC insured)                                 3,903,876
                                                                         ---------------
                                                                               5,012,776
                                                                         ---------------
              Michigan Hospital Finance Authority -- 2.2%
    1,500,000 Oakwood Obligated Group,
              5.500%, 11/01/2017                                               1,626,825
                                                                         ---------------
              New England Education Loan Marketing -- 2.8%
    2,000,000 Student Loan Revenue Bond Sub-Issue H,
              6.900%, 11/01/2009                                               2,113,320
                                                                         ---------------
              New Jersey Economic Development Authority -- 1.4%
    1,000,000 Series A,
              5.625%, 6/15/2018                                                1,041,870
                                                                         ---------------
              New Jersey Transportation Trust Fund
              Authority -- 1.5%
    1,000,000 Series A,
              5.500%, 12/15/2023                                               1,158,010
                                                                         ---------------
              Puerto Rico Commonwealth Aqueduct & Sewer
              Authority -- 4.5%
    3,000,000 Aqueduct & Sewer Authority,
              6.250%, 7/01/2013                                                3,399,000
                                                                         ---------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority -- 2.1%
    1,500,000 Series B,
              5.000%, 7/01/2031                                                1,557,330
                                                                         ---------------
              Puerto Rico Public Finance Corp. -- 4.3%
    3,000,000 Commonwealth Appropriation Series A,
              5.750%, 8/01/2027(c)                                             3,232,980
                                                                         ---------------
              University of Massachusetts Building Authority -- 1.8%
    1,250,000 SR - Series 1,
              5.250%, 11/01/2028 (AMBAC insured)                               1,376,138
                                                                         ---------------
              Total Tax Exempt Obligations (Identified Cost $68,612,972)      72,839,816
                                                                         ---------------

                See accompanying notes to financial statements.

               LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
                     PORTFOLIO OF INVESTMENTS (continued)

Investments as of September 30, 2006

  Principal
   Amount     Description                                                            Value (a)
--------------------------------------------------------------------------------------------------
Short-Term Investments -- 3.6%
$   2,677,532 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 9/29/2006 at 3.45% to be repurchased at
              $2,678,302 on 10/02/2006, collateralized by $2,180,000 U.S.
              Treasury Bond, 6.875% due 8/15/2025 valued at $2,846,490
              including accrued interest (Note 2F)
              (Identified Cost $2,677,532)                                        $     2,677,532
                                                                                  ---------------
              Total Investments -- 100.9%
              (Identified Cost $71,290,504)(b)                                         75,517,348
              Other assets less liabilities--(0.9)%                                      (693,949)
                                                                                  ---------------
              Total Net Assets -- 100%                                            $    74,823,399
                                                                                  ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2006, the net unrealized appreciation on
              investments based on cost of $71,427,894 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $     4,121,153
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (31,699)
                                                                                  ---------------
              Net unrealized appreciation                                         $     4,089,454
                                                                                  ===============
          (c) Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
          ACA American Capital Access
        AMBAC American Municipal Bond Assurance Corporation
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corporation

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                    Colleges & Universities            33.0%
                    Water & Sewerage                   13.3
                    State Appropriations               12.2
                    Hospital                           11.2
                    Airport                             4.1
                    Resource Recovery                   3.9
                    Sales Tax                           3.8
                    Pre-Refunded                        3.3
                    Student Loan                        2.8
                    Redevelopment Agency/Urban Renewal  2.8
                    Hospital-Obligated Group            2.2
                    Other, less than 2% each            4.7

                See accompanying notes to financial statements.

        LOOMIS SAYLES MUNICIPAL INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
Tax Exempt Obligations -- 98.5% of Net Assets
              California -- 8.2%
$   2,655,000 California Statewide Communities Development Authority
              (California Endowment),
              5.250%, 7/01/2023                                             $     2,873,692
    1,000,000 California Health Facilities Financing Authority
              (Cedar-Sinai Medical Center),
              5.000%, 11/15/2027                                                  1,043,080
    1,000,000 California Health Facilities Financing Authority
              (California Healthcare West),
              4.950%, 7/01/2026                                                   1,049,740
    1,500,000 California State,
              5.125%, 6/01/2027                                                   1,555,500
    1,500,000 California Statewide Communities Development Authority
              (Sutter Health), Series A,
              5.000%, 11/15/2043                                                  1,552,095
                                                                            ---------------
                                                                                  8,074,107
                                                                            ---------------
              Colorado -- 2.5%
    2,500,000 Colorado Health Facilities Authority,
              5.000%, 12/01/2035                                                  2,514,975
                                                                            ---------------
              District of Columbia -- 3.2%
    3,000,000 Metropolitan Washington D.C. Airports Authority,
              5.125%, 10/01/2029 (FGIC insured)                                   3,146,220
                                                                            ---------------
              Florida -- 2.7%
    1,500,000 Highlands County, FL, Health Facilities Authority
              (Adventist Health System),
              5.375%, 11/15/2035                                                  1,580,940
    1,000,000 Jacksonville, FL, Economic Development Community Health Care
              Facilities (Mayo Clinic),
              5.000%, 11/15/2036                                                  1,045,780
                                                                            ---------------
                                                                                  2,626,720
                                                                            ---------------
              Guam -- 1.1%
    1,000,000 Guam Government Waterworks Authority,
              5.875%, 7/01/2035                                                   1,071,580
                                                                            ---------------
              Illinois -- 3.2%
    1,000,000 Illinois Educational Facility Authority Revenue,
              5.000%, 7/01/2033                                                   1,038,750
    2,000,000 Metropolitan Pier & Exposition Authority, IL,
              5.250%, 6/15/2042 (MBIA insured)                                    2,120,040
                                                                            ---------------
                                                                                  3,158,790
                                                                            ---------------
              Indiana -- 1.0%
    1,000,000 Indiana Health & Educational Facility, Financing Authority
              (Clarian Health Obligation), Series A,
              5.000%, 2/15/2039                                                   1,032,410
                                                                            ---------------
              Louisiana -- 5.2%
    4,000,000 DeSoto Parish, LA, Environmental Improvement,
              5.000%, 11/01/2018                                                  4,085,120
    1,000,000 Ernest N. Morial, New Orleans, LA, Exhibit Hall Authority,
              5.000%, 7/15/2033 (AMBAC insured)                                   1,025,930
                                                                            ---------------
                                                                                  5,111,050
                                                                            ---------------
              Massachusetts -- 2.7%
    1,500,000 Massachusetts State,
              5.000%, 3/01/2019                                                   1,608,375
    1,045,000 Massachusetts State Health & Educational Facilities Authority
              (Lahey Clinic Medical Center),
              4.500%, 8/15/2035 (FGIC insured)                                    1,031,634
                                                                            ---------------
                                                                                  2,640,009
                                                                            ---------------

  Principal
   Amount     Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              Michigan -- 6.0%
$   1,500,000 Michigan State Hospital Finance Authority
              (Henry Ford Health System), Series A,
              5.000%, 11/15/2038                                            $     1,555,395
    1,100,000 Michigan State Hospital Finance Authority
              (Oakwood Obligated Group),
              5.500%, 11/01/2014                                                  1,198,648
    1,000,000 Taylor Brownfield Redevelopment Authority, MI,
              5.000%, 5/01/2025 (MBIA insured)                                    1,058,550
    2,000,000 University of Michigan Hospital,
              5.250%, 12/01/2020                                                  2,132,920
                                                                            ---------------
                                                                                  5,945,513
                                                                            ---------------
              Minnesota -- 3.3%
    1,000,000 Chaska Minnesota Electric Revenue,
              5.250%, 10/01/2025                                                  1,079,510
    2,000,000 Minnesota State Municipal Power Agency,
              5.250%, 10/01/2024                                                  2,146,920
                                                                            ---------------
                                                                                  3,226,430
                                                                            ---------------
              Mississippi -- 5.5%
    2,000,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.700%, 4/01/2022                                                   2,419,340
    2,500,000 Lowndes County, MS, Solid Waste Disposal & Pollution Control,
              6.800%, 4/01/2022                                                   3,051,350
                                                                            ---------------
                                                                                  5,470,690
                                                                            ---------------
              New Jersey -- 5.5%
    1,000,000 New Jersey Economic Development Authority,
              5.500%, 6/15/2024                                                   1,052,040
    1,000,000 New Jersey Economic Development Authority, Series A,
              5.625%, 6/15/2018                                                   1,041,870
    1,000,000 New Jersey Health Care Facilities Financing Authority
              (Catholic Health East),
              5.375%, 11/15/2033                                                  1,057,210
    2,000,000 New Jersey Transportation Trust Fund Authority, Series A,
              5.500%, 12/15/2023                                                  2,316,020
                                                                            ---------------
                                                                                  5,467,140
                                                                            ---------------
              New York -- 17.6%
    1,020,000 New York, NY,
              6.000%, 1/15/2020                                                   1,146,694
    1,400,000 New York, NY, City Health & Hospital Corp.,
              5.000%, 2/15/2020 (FSA insured)                                     1,467,606
    1,000,000 New York, NY, City Industrial Development Agency,
              5.500%, 1/01/2024                                                   1,079,560
    2,000,000 New York, NY, City Municipal Water Finance Authority,
              5.000%, 6/15/2025 (MBIA insured)                                    2,125,940
    1,000,000 New York, NY, City Municipal Water Finance Authority,
              5.125%, 6/15/2034 (FSA insured)                                     1,049,990
    1,000,000 New York State Dormitory Authority (Rockefeller University),
              5.000%, 7/01/2032                                                   1,042,450
    2,000,000 New York State Dormitory Authority,
              5.500%, 5/15/2013                                                   2,187,280
    2,740,000 New York State Dormitory Authority,
              5.750%, 7/01/2013                                                   2,978,819
    1,000,000 New York State Housing Finance Agency,
              5.250%, 9/15/2019                                                   1,089,880
    3,000,000 New York State Municipal Bond Bank Agency,
              5.250%, 6/01/2020                                                   3,209,910
                                                                            ---------------
                                                                                 17,378,129
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount     Description                                                     Value (a)
---------------------------------------------------------------------------------------------
              North Carolina -- 1.4%
$   1,300,000 North Carolina Eastern Municipal Power Agency,
              5.500%, 1/01/2012                                            $     1,393,847
                                                                           ---------------
              Oregon -- 6.0%
    1,750,000 Multnomah County, OR, Hospital Facilities Authority
              (Providence Health System),
              5.250%, 10/01/2012                                                 1,889,685
    4,000,000 Western Generation Agency,
              7.400%, 1/01/2016(c)                                               4,011,840
                                                                           ---------------
                                                                                 5,901,525
                                                                           ---------------
              Pennsylvania -- 4.5%
    4,000,000 Pennsylvania State Industrial Development Authority,
              5.500%, 7/01/2019 (AMBAC insured)                                  4,395,000
                                                                           ---------------
              Puerto Rico -- 3.3%
    1,000,000 Puerto Rico Commonwealth Infrastructure Financing Authority,
              5.500%, 10/01/2040                                                 1,074,480
    2,000,000 Puerto Rico Public Finance Corp., Commonwealth Appropriation
              Series A, 5.750%, 8/01/2027(d)                                     2,155,320
                                                                           ---------------
                                                                                 3,229,800
                                                                           ---------------
              South Carolina -- 3.3%
    1,100,000 Charleston Educational Excellence Finance Corp.,
              5.250%, 12/01/2030                                                 1,173,205
    1,155,000 Lexington One School Facilities Corp.,
              5.000%, 12/01/2026                                                 1,214,113
      800,000 Newberry Investing in Children's Education
              (Newberry County School District),
              5.250%, 12/01/2022                                                   843,352
                                                                           ---------------
                                                                                 3,230,670
                                                                           ---------------
              South Dakota -- 1.3%
    1,250,000 South Dakota Health & Educational Facilities Authority
              (Sioux Valley Hospital),
              5.250%, 11/01/2027                                                 1,320,638
                                                                           ---------------
              Tennessee -- 4.4%
    2,500,000 Tennessee Energy Acquisition Corp., Gas Revenue, Series A,
              5.250%, 9/01/2026                                                  2,804,675
    1,500,000 Tennessee Housing Development Agency, Series A,
              5.200%, 7/01/2023                                                  1,572,360
                                                                           ---------------
                                                                                 4,377,035
                                                                           ---------------
              Texas -- 4.3%
    2,000,000 Dallas-Fort Worth, TX, International Airport,
              5.500%, 11/01/2033 (MBIA insured)                                  2,142,480
    1,000,000 Katy, TX, Independent School District,
              5.125%, 2/15/2020                                                  1,056,250
    1,000,000 Lewisville, TX, Independent School District,
              5.250%, 8/15/2027                                                  1,048,310
                                                                           ---------------
                                                                                 4,247,040
                                                                           ---------------
              Washington -- 2.3%
    2,000,000 Energy Northwest, WA, Electric, Project No.
              1, 5.500%, 7/01/2014                                               2,227,480
                                                                           ---------------
              Total Tax Exempt Obligations (Identified Cost $93,378,364)        97,186,798
                                                                           ---------------

  Principal
   Amount     Description                                                            Value (a)
------------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.3%
$     271,524 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 09/29/2006 at 3.45% to be repurchased at
              $271,602 on 10/02/2006, collateralized by $285,000 U.S.
              Treasury Note, 3.375% due 11/15/2008 valued at $285,122,
              including accrued interest (Note 2f)
              (Identified Cost $271,524)                                          $       271,524
                                                                                    ---------------
              Total Investments -- 98.8%
              (Identified Cost $93,649,888)(b)                                         97,458,322
              Other assets less liabilities--1.2%                                       1,177,525
                                                                                    ---------------
              Net Assets -- 100%                                                  $    98,635,847
                                                                                    ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information:
              At September 30, 2006, the net unrealized appreciation on
              investments based on cost of $93,754,016 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over of tax cost                  $     3,798,375
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                             (94,069)
                                                                                    ---------------
              Net unrealized appreciation                                         $     3,704,306
                                                                                    ===============
          (c) Illiquid security. At September 30, 2006, the value of this security amounted to
              $4,011,840 or 4.1% of net assets.
          (d) Variable rate security whose interest rate varies with changes in a designated base rate
              (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
        AMBAC American Municipal Bond Assurance Corp.
         FGIC Financial Guarantee Insurance Company
         MBIA Municipal Bond Investors Assurance Corp.
          FSA Financial Security Assurance, Inc.

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

              Corporate Backed/Industrial Revenue/Pollution
                Control                                     14.1%
              Hospital Obligated Group                      10.8
              Hospital                                       8.4
              Colleges & Universities                        7.4
              Electric                                       6.9
              Special Tax                                    6.4
              Airport                                        5.4
              State Appropriation                            4.5
              Lease                                          4.4
              Water & Sewerage                               4.3
              Resource Recovery                              4.1
              Bond Bank/Pooled Loan Program                  3.3
              State General Obligation                       3.2
              Non-Profit                                     2.9
              Gas                                            2.8
              Senior Living                                  2.6
              City & Town                                    2.2
              School District                                2.1
              Other, less than 2% each                       2.7

                See accompanying notes to financial statements.

        LOOMIS SAYLES STRATEGIC INCOME FUND -- PORTFOLIO OF INVESTMENTS

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
Bonds and Notes -- 87.5% of Net Assets
Convertible Bonds -- 4.9%
              Canada -- 0.2%
$   8,499,000 Nortel Networks Corp., Guaranteed Senior Note,
              4.250%, 9/01/2008                                    $     8,116,545
                                                                   ---------------
              Ireland -- 0.1%
    2,045,000 Elan Capital Corp., Ltd.,
              6.500%, 11/10/2008                                         4,358,406
                                                                   ---------------
              United States -- 4.6%
    7,809,000 Amkor Technology, Inc.,
              5.000%, 3/15/2007(c)                                       7,340,460
   11,820,000 Avnet, Inc.,
              2.000%, 3/15/2034                                         11,258,550
   32,815,000 Bristol-Myers Squibb Co.,
              4.890%, 9/15/2023(d)                                      32,874,067
      200,000 Builders Transport, Inc., Subordinated Note,
              6.500%, 5/01/2011(g)                                              --
    1,000,000 Builders Transport, Inc., Subordinated Note,
              8.000%, 8/15/2005(g)                                              --
      750,000 Ciena Corp.,
              3.750%, 2/01/2008                                            723,750
    2,000,000 CONMED Corp.,
              2.500%, 11/15/2024                                         1,732,500
      157,000 Dixie Group, Inc., Subordinated Note,
              7.000%, 5/15/2012                                            148,954
   14,933,000 Enzon, Inc.,
              4.500%, 7/01/2008                                         14,335,680
    5,111,000 EPIX Pharmaceuticals, Inc., Senior Note,
              3.000%, 6/15/2024                                          3,271,040
    6,060,000 Human Genome Sciences, Inc.,
              2.250%, 8/15/2012                                          5,590,350
   16,305,000 Incyte Corp.,
              3.500%, 2/15/2011                                         12,371,419
    4,865,000 Inhale Therapeutic Systems, Inc., Subordinated Note,
              3.500%, 10/17/2007                                         4,719,050
    3,780,000 Invitrogen Corp.,
              1.500%, 2/15/2024                                          3,279,150
    2,360,000 IVAX Corp., Senior Subordinated Note,
              4.500%, 5/15/2008                                          2,368,850
    5,355,000 Kellwood Co.,
              3.500%, 6/15/2034                                          4,792,725
    3,540,000 Kulicke & Soffa Industries, Inc.,
              1.000%, 6/30/2010                                          3,336,450
    5,810,000 Kulicke & Soffa Industries, Inc., Subordinated Note,
              0.500%, 11/30/2008                                         5,069,225
   12,100,000 Level 3 Communications, Inc.,
              6.000%, 9/15/2009                                         10,874,875
    1,085,000 Level 3 Communications, Inc.,
              6.000%, 3/15/2010(c)                                         953,444
    2,335,000 Liberty Media Corp.,
              3.500%, 1/15/2031                                          2,577,256
    5,050,000 Maxtor Corp., Subordinated Note,
              5.750%, 3/01/2012(b)                                       4,646,000
    5,925,000 Nektar Therapeutics,
              3.250%, 9/28/2012                                          5,791,687
      625,000 Nextel Communications, Inc., Senior Note,
              5.250%, 1/15/2010                                            614,844
      500,000 Preston Corp., Subordinated Note,
              7.000%, 5/01/2011                                            460,000
   20,000,000 Regeneron Pharmaceuticals, Inc., Subordinated Note,
              5.500%, 10/17/2008                                        19,700,000

  Principal
   Amount+    Description                                                  Value (a)
---------------------------------------------------------------------------------------
              United States -- continued
$     311,000 Richardson Electronics, Ltd., 144A,
              7.750%, 12/15/2011                                        $       280,678
    1,950,000 SCI Systems, Inc., Subordinated Note,
              3.000%, 3/15/2007                                               1,911,000
    7,716,000 Sinclair Broadcast Group, Inc.,
              (step to 2.000% on 1/15/2011),
              4.875%, 7/15/2018(i)                                            6,857,595
   19,005,000 Valeant Pharmaceuticals International, Subordinated Note,
              3.000%, 8/16/2010                                              17,959,725
   19,430,000 Valeant Pharmaceuticals International,
              Subordinated Note,
              4.000%, 11/15/2013(c)                                          18,239,912
    2,349,000 Vertex Pharmaceuticals, Inc., 144A,
              5.750%, 2/15/2011                                               5,314,613
   23,130,000 Wells Fargo & Co.,
              5.239%, 5/01/2033(d)                                           23,368,239
                                                                        ---------------
                                                                            232,762,088
                                                                        ---------------
              Total Convertible Bonds (Identified Cost $234,655,326)        245,237,039
                                                                        ---------------
Non-Convertible Bonds -- 82.6%
              Argentina -- 0.5%
    2,405,000 Pecom Energia SA, 144A,
              8.125%, 7/15/2010                                               2,501,200
    3,603,539 Republic of Argentina,
              Zero Coupon, 12/15/2035(d)                                        358,192
   40,415,000 Republic of Argentina,
              2.418%, 9/30/2014, (ARS)(d)                                    13,326,318
   10,390,625 Republic of Argentina,
              5.590%, 8/03/2012(d)                                            8,226,087
    1,351,006 Republic of Argentina,
              8.280%, 12/31/2033(c)(f)                                        1,300,343
                                                                        ---------------
                                                                             25,712,140
                                                                        ---------------
              Australia -- 0.0%
    1,000,000 General Motors Acceptance Corp. of Australia, Ltd.,
              6.500%, 8/10/2007, (AUD)                                          720,589
                                                                        ---------------
              Brazil -- 3.3%
   92,000,000 JPMorgan Chase Bank, 144A,
              Zero Coupon, 5/17/2010, (BRL)                                  26,626,390
   17,907,000 Republic of Brazil,
              8.250%, 1/20/2034(c)                                           20,593,050
    6,000,000 Republic of Brazil,
              8.875%, 4/15/2024                                               7,215,000
  107,840,000 Republic of Brazil,
              12.500%, 1/05/2022, (BRL)                                      48,707,295
  140,235,000 Republic of Brazil,
              12.500%, 1/05/2016, (BRL)(c)                                   64,738,482
                                                                        ---------------
                                                                            167,880,217
                                                                        ---------------
              Canada -- 14.7%
      250,000 Abitibi-Consolidated, Inc.,
              6.000%, 6/20/2013                                                 203,125
    2,060,000 Abitibi-Consolidated, Inc.,
              7.400%, 4/01/2018                                               1,689,200
    7,375,000 Abitibi-Consolidated, Inc.,
              7.500%, 4/01/2028                                               5,826,250
    1,650,000 Alcan, Inc.,
              5.750%, 6/01/2035                                               1,563,562
      750,000 Avenor, Inc.,
              10.850%, 11/30/2014, (CAD)                                        707,895

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                   Value (a)
----------------------------------------------------------------------------------------
              Canada -- continued
$   2,445,000 Bombardier, Inc.,
              7.350%, 12/22/2026, (CAD)                                  $     1,985,093
   11,600,000 Bombardier, Inc., 144A,
              7.450%, 5/01/2034                                                9,990,500
  361,535,000 Canadian Government,
              2.750%, 12/01/2007, (CAD)                                      318,920,608
   70,540,000 Canadian Government,
              4.250%, 9/01/2008, (CAD)(c)                                     63,481,267
   10,555,000 Canadian Government,
              4.250%, 9/01/2009, (CAD)                                         9,531,748
  111,010,000 Canadian Government,
              4.500%, 9/01/2007, (CAD)(c)                                     99,702,920
   24,200,000 Canadian Government,
              6.000%, 6/01/2008, (CAD)(c)                                     22,356,448
    7,955,000 Domtar, Inc.,
              5.375%, 12/01/2013                                               6,801,525
      945,000 GMAC Canada, Ltd.,
              7.750%, 9/26/2008, (NZD)                                           569,744
      335,000 GMAC Canada, Ltd., Series E., (MTN),
              6.625%, 12/17/2010, (GBP)                                          613,909
    9,790,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              5.700%, 1/05/2016                                                9,037,306
   22,350,000 Kinder Morgan Finance Co. ULC, Guaranteed Note,
              6.400%, 1/05/2036                                               20,013,218
    6,840,000 Nortel Networks Corp.,
              6.875%, 9/01/2023                                                5,643,000
   22,320,000 Nortel Networks, Ltd., 144A,
              10.125%, 7/15/2013                                              23,547,600
   14,010,000 North American Energy Partners, Inc., Senior Note,
              8.750%, 12/01/2011                                              13,974,975
    5,800,000 Northern Telecom Capital Corp.,
              7.875%, 6/15/2026                                                5,046,000
    5,990,000 Province of British Columbia,
              5.250%, 12/01/2006, (CAD)                                        5,367,340
   29,235,000 Province of British Columbia,
              6.000%, 6/09/2008, (CAD)                                        26,957,926
   13,000,000 Province of Manitoba,
              4.450%, 12/01/2008, (CAD)                                       11,724,017
    6,685,000 Province of Manitoba,
              5.750%, 6/02/2008, (CAD)                                         6,139,494
    6,745,000 Province of Ontario,
              3.875%, 3/08/2008, (CAD)                                         6,013,927
   40,020,000 Province of Ontario,
              5.700%, 12/01/2008, (CAD)                                       37,018,545
   18,470,000 Province of Saskatchewan,
              5.500%, 6/02/2008, (CAD)                                        16,896,725
    8,500,000 Rogers Wireless Communications, Inc., Senior Note,
              7.625%, 12/15/2011, (CAD)                                        8,231,939
    2,525,000 Rogers Wireless Communications, Inc., Senior Secured Note,
              6.375%, 3/01/2014                                                2,515,531
                                                                         ---------------
                                                                             742,071,337
                                                                         ---------------
              Cayman Islands -- 0.0%
    1,000,000 Enersis SA, Cayman Island,
              7.400%, 12/01/2016                                               1,071,954
                                                                         ---------------
              Chile -- 0.3%
    4,875,000 Empresa Nacional de Electricidad SA, Chile,
              7.875%, 2/01/2027                                                5,403,294
      250,000 Empresa Nacional de Electricidad SA, Chile,
              8.350%, 8/01/2013(c)                                               280,498

   Principal
    Amount+      Description                                               Value (a)
---------------------------------------------------------------------------------------
                 Chile -- continued
$      1,700,000 Empresa Nacional de Electricidad SA, Chile,
                 8.625%, 8/01/2015(c)                                   $     1,968,834
       4,525,000 Enersis SA, Chile,
                 7.375%, 1/15/2014(c)                                         4,809,555
                                                                        ---------------
                                                                             12,462,181
                                                                        ---------------
                 France -- 0.3%
 224,520,000,000 BNP Paribas SA, 144A,
                 Zero Coupon, 6/13/2011, (IDR)                               15,574,630
                                                                        ---------------
                 Ireland -- 0.6%
      32,115,000 Elan Finance Corp., Senior Note,
                 7.750%, 11/15/2011                                          31,271,981
                                                                        ---------------
                 Mexico -- 3.5%
       5,850,000 Desarrolladora Homex SA de CV,
                 7.500%, 9/28/2015                                            5,733,000
     473,800,000 United Mexican States,
                 9.000%, 12/20/2012, (MXN)                                   44,798,536
     324,500,000 United Mexican States, Series M-10,
                 8.000%, 12/17/2015, (MXN)                                   28,961,197
   1,138,400,000 United Mexican States, Series M-10,
                 8.000%, 12/07/2023, (MXN)                                   98,867,047
                                                                        ---------------
                                                                            178,359,780
                                                                        ---------------
                 Netherlands -- 0.1%
       1,330,000 GMAC International Finance BV,
                 8.000%, 3/14/2007, (NZD)                                       862,580
       1,120,000 Koninklijke (Royal) KPN NV, Series E, (MTN),
                 5.750%, 3/18/2016, (GBP)                                     2,074,452
       1,800,000 Koninklijke (Royal) KPN NV, Series G (MTN),
                 4.000%, 6/22/2015, (EUR)                                     2,134,269
                                                                        ---------------
                                                                              5,071,301
                                                                        ---------------
                 Norway -- 0.1%
      22,740,000 Kingdom of Norway,
                 6.750%, 1/15/2007, (NOK)                                     3,514,286
      10,000,000 Kingdom of Norway,
                 5.500%, 5/15/2009, (NOK)                                     1,590,457
                                                                        ---------------
                                                                              5,104,743
                                                                        ---------------
                 Philippines -- 0.1%
       3,700,000 Philippine Long Distance Telephone Co., (MTN),
                 8.350%, 3/06/2017(c)                                         4,042,250
       1,784,500 Quezon Power (Philippines), Ltd., Senior Secured Note,
                 8.860%, 6/15/2017                                            1,793,422
                                                                        ---------------
                                                                              5,835,672
                                                                        ---------------
                 Republic of Korea -- 0.2%
       5,470,000 Hanarotelecom, Inc., 144A,
                 7.000%, 2/01/2012                                            5,374,275
       5,000,000 Hynix Semiconductor, Inc., 144A,
                 9.875%, 7/01/2012(c)                                         5,450,000
         300,000 Samsung Electronics Co., Ltd., 144A,
                 7.700%, 10/01/2027                                             322,022
                                                                        ---------------
                                                                             11,146,297
                                                                        ---------------
                 Singapore -- 0.0%
       1,050,000 SP PowerAssets, Ltd., Series E, (MTN),
                 3.730%, 10/22/2010, (SGD)                                      666,773
                                                                        ---------------
                 South Africa -- 1.0%
      11,405,000 Republic of South Africa,
                 12.500%, 12/21/2006, (ZAR)                                   1,474,835

                See accompanying notes to financial statements.

Investments as of September 30, 2006

   Principal
    Amount+     Description                                          Value (a)
---------------------------------------------------------------------------------
                South Africa -- continued
$   320,500,000 Republic of South Africa, Series R153,
                13.000%, 8/31/2010, (ZAR)                         $    47,000,494
                                                                  ---------------
                                                                       48,475,329
                Spain -- 2.4%
    113,785,000 Telefonica Emisiones SAU, Guaranteed Note,
                7.045%, 6/20/2036                                     120,080,383
                                                                  ---------------
                Supranational -- 1.9%
     15,543,570 European Investment Bank, 144A,
                Zero Coupon, 9/12/2008, (BRL)                           5,565,725
    128,250,000 European Investment Bank, Senior Note,
                Zero Coupon, 3/10/2021, (AUD)                          42,580,210
     24,450,000 Inter-American Development Bank,
                6.000%, 12/15/2017, (NZD)                              15,516,317
     80,000,000 Inter-American Development Bank, Series E, (MTN),
                Zero Coupon, 5/11/2009, (BRL)                          25,571,448
     12,125,000 Inter-American Development Bank, Series G, (MTN),
                6.250%, 6/22/2016, (NZD)                                7,826,287
                                                                  ---------------
                                                                       97,059,987
                                                                  ---------------
                Sweden -- 0.6%
    207,265,000 Kingdom of Sweden,
                6.500%, 5/05/2008, (SEK)                               29,641,003
                                                                  ---------------
                United Kingdom -- 0.3%
 72,717,436,000 JPMorgan Chase Bank, 144A,
                Zero Coupon, 10/21/2010, (IDR)                          5,347,881
      1,000,000 NTL Cable PLC,
                9.125%, 8/15/2016                                       1,032,500
      4,570,000 NTL Cable PLC,
                9.750%, 4/15/2014, (GBP)                                8,813,341
                                                                  ---------------
                                                                       15,193,722
                                                                  ---------------
                United States -- 52.0%
      5,565,000 AES Corp. (The),
                8.375%, 3/01/2011, (GBP)                               10,628,024
      4,020,000 AES Corp. (The), Senior Note,
                7.750%, 3/01/2014                                       4,180,800
      1,190,000 Affiliated Computer Services, Inc.,
                5.200%, 6/01/2015                                       1,097,775
     15,475,000 Albertson's, Inc.,
                7.750%, 6/15/2026                                      14,702,008
     56,921,000 Albertson's, Inc., Senior Note,
                7.450%, 8/01/2029                                      52,723,645
      4,895,000 Albertson's, Inc., Senior Note,
                8.000%, 5/01/2031                                       4,758,493
      1,510,000 Albertson's, Inc., Senior Note,
                8.700%, 5/01/2030                                       1,522,528
      9,917,000 Albertson's, Inc., Series C, (MTN),
                6.625%, 6/01/2028                                       8,508,399
      4,785,000 Allstate Corp.,
                5.950%, 4/01/2036(c)                                    4,781,545
      1,750,000 Altria Group, Inc.,
                7.000%, 11/04/2013                                      1,908,067
        825,000 American Airlines, Inc., Series 1999-1, Class B,
                7.324%, 10/15/2009                                        804,375
      1,225,697 American Airlines, Inc., Series 93A6,
                8.040%, 9/16/2011                                       1,188,926
     10,103,000 American President Cos., Ltd., Senior Note,
                8.000%, 1/15/2024(b)                                    9,092,700
      6,950,000 Amkor Technology, Inc., Senior Note,
                7.125%, 3/15/2011(c)                                    6,394,000

   Principal
    Amount+     Description                                          Value (a)
---------------------------------------------------------------------------------
                United States -- continued
$       475,000 Amkor Technology, Inc., Senior Note,
                7.750%, 5/15/2013                                 $       435,813
      1,511,000 Amkor Technology, Inc., Senior Subordinated Note,
                10.500%, 5/01/2009                                      1,518,555
     37,190,000 Anadarko Petroleum Corp.,
                5.950%, 9/15/2016                                      37,634,346
     27,460,000 Anadarko Petroleum Corp.,
                6.450%, 9/15/2036                                      28,048,440
      1,015,000 Arrow Electronics, Inc.,
                6.875%, 6/01/2018                                       1,037,332
      8,000,000 ASIF Global Financing, 144A,
                2.380%, 2/26/2009, (SGD)                                4,896,358
      8,500,000 AT&T, Inc.,
                6.150%, 9/15/2034(c)                                    8,228,961
     17,574,841 Atlas Air, Inc., Series 1998-1, Class 1B,
                7.680%, 1/02/2014(h)                                   18,453,583
      1,078,922 Atlas Air, Inc., Series 1999-1, Class A1,
                7.200%, 1/02/2019                                       1,070,830
        376,285 Atlas Air, Inc., Series 1999-1, Class A2,
                6.880%, 7/02/2009                                         364,996
     12,740,207 Atlas Air, Inc., Series 1999-1, Class B,
                7.630%, 1/02/2015(h)                                   13,249,815
      3,745,702 Atlas Air, Inc., Series 1999-1, Class C,
                8.770%, 1/02/2011(h)                                    3,240,032
      5,323,737 Atlas Air, Inc., Series 2000-1, Class B,
                9.057%, 1/02/2014(h)                                    5,909,348
      4,050,532 Atlas Air, Inc., Series C,
                8.010%, 1/02/2010(h)                                    3,260,678
     23,105,000 Avnet, Inc.,
                6.000%, 9/01/2015                                      22,544,288
      5,220,000 Avnet, Inc.,
                6.625%, 9/15/2016                                       5,312,796
     22,125,000 BAC Capital Trust VI,
                5.625%, 3/08/2035                                      20,516,866
 17,310,000,000 Barclays Financial LLC, 144A,
                4.060%, 9/16/2010, (KRW)                               18,156,063
    529,000,000 Barclays Financial LLC, 144A,
                4.100%, 3/22/2010, (THB)                               13,422,363
  1,006,000,000 Barclays Financial LLC, 144A,
                4.160%, 2/22/2010, (THB)                               25,601,381
 21,340,000,000 Barclays Financial LLC, 144A,
                4.460%, 9/23/2010, (KRW)                               22,608,560
    337,000,000 Barclays Financial LLC, 144A,
                5.500%, 11/01/2010, (THB)                               8,931,823
     15,195,000 BellSouth Corp.,
                6.000%, 11/15/2034(c)                                  14,262,984
     19,671,000 Borden, Inc.,
                7.875%, 2/15/2023                                      16,130,220
      6,560,000 Borden, Inc.,
                8.375%, 4/15/2016                                       5,904,000
      8,372,000 Borden, Inc.,
                9.200%, 3/15/2021                                       7,785,960
      2,685,000 Bowater, Inc.,
                6.500%, 6/15/2013(c)                                    2,382,938
      2,840,000 Centex Corp.,
                5.250%, 6/15/2015(c)                                    2,653,193
     17,740,000 Chesapeake Energy Corp.,
                6.500%, 8/15/2017                                      16,631,250
        425,000 Cincinnati Bell, Inc.,
                8.375%, 1/15/2014                                         429,250

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                             Value (a)
----------------------------------------------------------------------------------
              United States -- continued
$   3,055,000 CIT Group, Inc.,
              6.000%, 4/01/2036                                    $     2,974,699
    2,500,000 CIT Group, Inc., Series E, Senior Note,
              (MTN), 5.500%, 12/01/2014, (GBP)                           4,666,464
   18,650,000 Citibank NA, 144A,
              15.000%, 7/02/2010, (BRL)                                  9,319,939
    1,675,000 Colorado Interstate Gas Co.,
              5.950%, 3/15/2015                                          1,601,838
   38,780,000 Comcast Corp.,
              5.650%, 6/15/2035                                         35,183,543
   34,570,000 Comcast Corp.,
              6.450%, 3/15/2037                                         34,586,697
   20,175,000 Comcast Corp.,
              6.500%, 11/15/2035                                        20,315,519
    3,910,660 Continental Airlines, Inc., Series 1997-4, Class 4B,
              6.900%, 1/02/2017                                          3,750,099
    2,744,779 Continental Airlines, Inc., Series 1998-1, Class 1B,
              6.748%, 3/15/2017                                          2,676,160
    7,594,570 Continental Airlines, Inc., Series 1999-1, Class B,
              6.795%, 8/02/2018                                          7,389,924
    2,830,444 Continental Airlines, Inc., Series 1999-1, Class C,
              6.954%, 8/02/2009                                          2,710,150
    4,496,470 Continental Airlines, Inc., Series 1999-2, Class B,
              7.566%, 3/15/2020                                          4,485,229
    7,841,002 Continental Airlines, Inc., Series 2000-2, Class B,
              8.307%, 4/02/2018                                          7,605,772
    3,031,961 Continental Airlines, Inc., Series 2001-1, Class B,
              7.373%, 12/15/2015                                         3,001,642
      349,193 Continental Airlines, Inc., Series 96-A,
              6.940%, 10/15/2013                                           348,924
    2,886,433 Continental Airlines, Inc., Series 971A,
              7.461%, 4/01/2015                                          2,886,433
    6,225,000 Corning, Inc.,
              5.900%, 3/15/2014(c)                                       6,348,921
    6,220,000 Corning, Inc.,
              6.200%, 3/15/2016                                          6,362,450
      650,000 Corning, Inc.,
              6.750%, 9/15/2013                                            694,862
    1,000,000 Corning, Inc.,
              6.850%, 3/01/2029                                          1,046,981
    2,810,000 Corning, Inc.,
              7.250%, 8/15/2036                                          2,992,737
      400,000 CSC Holdings, Inc., Senior Note,
              7.875%, 2/15/2018                                            415,000
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 7/15/2009                                            258,750
      250,000 CSC Holdings, Inc., Series B, Senior Note,
              8.125%, 8/15/2009                                            259,063
    2,145,000 Cummins, Inc.,
              7.125%, 3/01/2028                                          2,195,959
    8,558,000 Dillard's, Inc.,
              6.625%, 1/15/2018(c)                                       8,151,495
    1,685,000 Dillard's, Inc.,
              7.130%, 8/01/2018                                          1,651,300
    1,500,000 Dillard's, Inc.,
              7.750%, 7/15/2026                                          1,443,750
      425,000 Dillard's, Inc.,
              7.875%, 1/01/2023                                            418,625
    3,125,000 Dillard's, Inc., Class A,
              7.000%, 12/01/2028                                         2,855,469

  Principal
   Amount+    Description                                         Value (a)
------------------------------------------------------------------------------
              United States -- continued
$   8,180,000 Dominion Resources, Inc., Senior Note, Series B,
              5.950%, 6/15/2035                                $     7,942,723
    4,335,000 DR Horton, Inc.,
              5.625%, 9/15/2014                                      4,087,068
    1,625,000 DR Horton, Inc.,
              6.500%, 4/15/2016                                      1,594,502
   16,160,000 DR Horton, Inc., Guaranteed Note,
              5.625%, 1/15/2016                                     15,014,078
   31,875,000 DR Horton, Inc., Senior Note,
              5.250%, 2/15/2015                                     29,101,811
    9,830,000 Dynegy Holdings, Inc.,
              7.125%, 5/15/2018                                      8,994,450
    7,735,000 Dynegy Holdings, Inc.,
              7.625%, 10/15/2026                                     7,058,188
    7,455,000 Dynegy Holdings, Inc.,
              8.375%, 5/01/2016(c)                                   7,585,463
    3,705,000 Edison Mission Energy Corp., Senior Note,
              7.730%, 6/15/2009                                      3,806,888
      260,000 El Paso Corp,
              6.375%, 2/01/2009                                        259,350
   14,705,000 El Paso Corp.,
              6.95%, 6/01/2028                                      13,822,700
    1,965,000 El Paso Corp.,
              7.000%, 5/15/2011                                      1,977,281
      925,000 El Paso Corp.,
              7.750%, 6/15/2010                                        957,375
      750,000 El Paso Corp., Senior Note, (MTN),
              7.800%, 8/01/2031(c)                                     768,750
    1,600,000 El Paso Energy Corp.,
              6.750%, 5/15/2009(c)                                   1,608,000
    1,000,000 El Paso Energy Corp.,
              (MTN), 7.750%, 1/15/2032(c)                            1,025,000
    5,330,000 Embarq Corp.,
              7.995%, 6/01/2036                                      5,643,953
    5,000,000 FHLMC,
              3.220%, 6/20/2007, (SGD)                               3,138,045
   29,200,000 FNMA,
              2.290%, 2/19/2009, (SGD)                              17,879,335
   17,816,000 Ford Motor Co.,
              6.375%, 2/01/2029(c)                                  13,027,950
   31,929,000 Ford Motor Co.,
              6.625%, 10/01/2028(c)                                 23,827,016
   26,070,000 Ford Motor Credit Co.,
              5.700%, 1/15/2010                                     24,084,691
   10,685,000 Ford Motor Credit Co.,
              7.000%, 10/01/2013(c)                                  9,913,949
   15,465,000 Ford Motor Credit Co.,
              7.250%, 10/25/2011                                    14,584,670
    9,905,000 Ford Motor Credit Co.,
              8.625%, 11/01/2010                                     9,867,272
    3,100,000 General Electric Capital Corp.,
              6.125%, 5/17/2012, (GBP)                               6,046,314
   30,350,000 General Electric Capital Corp.,
              6.625%, 2/04/2010, (NZD)                              19,522,878
   36,745,000 General Electric Capital Corp.,
              6.750%, 9/26/2016, (NZD)                              24,159,240
  222,777,000 General Electric Capital Corp.,
              6.500%, 9/28/2015, (NZD)                             142,146,473
      500,000 General Electric Capital Corp., Series E,
              (MTN), 1.725%, 6/27/2008, (SGD)                          305,318

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                                   Value (a)
----------------------------------------------------------------------------------------
              United States -- continued
$  10,375,000 Georgia-Pacific Corp.,
              7.250%, 6/01/2028                                          $     9,700,625
    1,845,000 Georgia Gulf Corp., 144A,
              10.750%, 10/15/2016                                              1,817,325
   10,040,000 Georgia-Pacific Corp.,
              7.375%, 12/01/2025                                               9,487,800
   38,410,000 Georgia-Pacific Corp.,
              7.750%, 11/15/2029                                              36,873,600
    6,840,000 Georgia-Pacific Corp.,
              8.000%, 1/15/2024                                                6,737,400
   11,455,000 Georgia-Pacific Corp.,
              8.875%, 5/15/2031                                               11,913,200
    8,000,000 GMAC LLC,
              6.243%, 3/20/2007(d)                                             7,972,992
    6,625,000 GMAC LLC,
              6.457%, 7/16/2007(d)                                             6,587,774
      820,000 GMAC LLC,
              8.000%, 11/01/2031                                                 857,376
    4,650,000 GMAC LLC, (MTN),
              6.750%, 12/01/2014(c)                                            4,539,586
    5,321,000 GMAC LLC, Series E, (MTN),
              7.500%, 12/01/2006, (NZD)                                        3,453,388
    4,085,000 Goodyear Tire & Rubber Co.,
              7.000%, 3/15/2028                                                3,421,188
    1,845,000 Goodyear Tire & Rubber Co.,
              9.000%, 7/01/2015(c)                                             1,872,675
    2,590,000 Great Lakes Dredge & Dock Corp., Senior Subordinated Note,
              7.750%, 12/15/2013                                               2,408,700
    5,790,000 GTE Corp.,
              6.940%, 4/15/2028                                                5,996,767
      185,000 Hawaiian Telcom Communications, Inc.,
              12.500%, 5/01/2015(c)                                              194,250
    1,000,000 HCA, Inc., Senior Note,
              5.750%, 3/15/2014                                                  785,000
    2,740,000 HCA, Inc.,
              6.500%, 2/15/2016                                                2,192,000
   12,525,000 HCA, Inc.,
              7.050%, 12/01/2027                                               8,988,128
    7,642,000 HCA, Inc.,
              7.500%, 12/15/2023                                               5,925,614
   12,355,000 HCA, Inc.,
              7.500%, 11/06/2033                                               9,636,900
    5,820,000 HCA, Inc., (MTN),
              7.580%, 9/15/2025                                                4,485,777
   15,847,000 HCA, Inc.,
              7.690%, 6/15/2025                                               12,370,659
    3,685,000 HCA, Inc., (MTN),
              7.750%, 7/15/2036                                                2,854,069
    7,885,000 Hercules, Inc., Subordinated Note,
              6.500%, 6/30/2029                                                6,357,281
   16,050,000 HSBC Bank USA, 144A,
              3.310%, 8/25/2010                                               16,165,560
    4,215,000 IMC Global, Inc.,
              7.300%, 1/15/2028                                                3,667,050
    2,570,000 IMC Global, Inc.,
              7.375%, 8/01/2018                                                2,361,188
      640,000 JC Penney Co., Inc.,
              7.125%, 11/15/2023(c)                                              708,301
    2,865,000 Jefferson Smurfit Corp.,
              7.500%, 6/01/2013                                                2,642,963

   Principal
    Amount+      Description                                               Value (a)
---------------------------------------------------------------------------------------
                 United States -- continued
$709,038,100,000 JPMorgan Chase & Co., 144A
                 Zero Coupon, 3/28/2011, (IDR)                          $    50,105,205
       2,545,000 K. Hovnanian Enterprises, Inc., Guaranteed Note,
                 6.375%, 12/15/2014(c)                                        2,277,775
       6,180,000 K. Hovnanian Enterprises, Inc.,
                 7.500%, 5/15/2016(c)                                         5,770,575
       6,440,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.250%, 1/15/2016(c)                                         5,667,200
       1,630,000 K. Hovnanian Enterprises, Inc., Senior Note,
                 6.500%, 1/15/2014                                            1,491,450
         765,000 K N Capital Trust III,
                 7.630%, 4/15/2028                                              716,396
       4,300,000 K N Energy, Inc.,
                 6.670%, 11/01/2027                                           3,876,080
      10,975,000 KB Home,
                 7.250%, 6/15/2018                                           10,521,173
       7,515,000 Kellwood Co.,
                 7.625%, 10/15/2017                                           6,982,607
      11,288,000 Kinder Morgan, Inc., Senior Note,
                 5.150%, 3/01/2015                                           10,142,742
       1,650,000 Koppers Holdings, Inc, (step to 9.875% on 11/15/2009),
                 0.000%, 11/15/2014(i)                                        1,212,750
      22,525,000 Lennar Corp., 144A,
                 6.500%, 4/15/2016                                           22,646,545
       1,600,000 Lennar Corp., Series B, Class A, Guaranteed Note,
                 5.600%, 5/31/2015                                            1,521,595
      30,795,000 Level 3 Communications, Inc.,
                 2.875%, 7/15/2010                                           31,064,456
         380,000 Level 3 Communications, Inc., Senior Note,
                 11.500%, 3/01/2010(c)                                          390,450
      22,100,000 Lucent Technologies, Inc.,
                 6.450%, 3/15/2029                                           19,669,000
       1,105,000 Lucent Technologies, Inc.,
                 6.500%, 1/15/2028                                              983,450
       8,310,000 Lyondell Chemical Co.,
                 8.000%, 9/15/2014                                            8,413,875
       1,250,000 McDonalds Corp., Series E, (MTN),
                 3.628%, 10/10/2010, (SGD)                                      786,483
       4,185,000 Methanex Corp., Senior Note,
                 6.000%, 8/15/2015                                            4,006,485
      13,405,000 Michigan Tobacco Settlement Finance Authority,
                 Taxable Turbo Series A,
                 7.309%, 6/01/2034                                           13,867,204
       1,000,000 Midamerican Energy Holdings Co., 144A,
                 6.125%, 4/01/2036                                            1,010,803
       1,153,000 Missouri Pacific Railroad Co.,
                 5.000%, 1/01/2045                                              923,159
       2,730,000 Nektar Therapeutics, 144A,
                 3.250%, 9/28/2012                                            2,668,575
      28,790,000 NGC Corp. Capital Trust I, Series B,
                 8.316%, 6/01/2027                                           26,198,900
       3,346,000 New England Telephone & Telegraph Co.,
                 7.875%, 11/15/2029                                           3,631,584
       2,500,000 NRG Energy, Inc.,
                 7.250%, 2/01/2014                                            2,481,250
       5,000,000 NRG Energy, Inc.,
                 7.375%, 2/01/2016                                            4,968,750
       2,275,000 Owens & Minor, Inc.,
                 6.350%, 4/15/2016                                            2,294,331

                See accompanying notes to financial statements.

Investments as of September 30, 2006

  Principal
   Amount+    Description                                      Value (a)
------------------------------------------------------------------------------
              United States -- continued
$     225,000 Owens-Illinois, Inc., Senior Note,
              7.500%, 5/15/2010                             $       225,000
   39,943,000 Owens-Illinois, Inc., Senior Note,
              7.800%, 5/15/2018(c)                               37,945,850
    3,000,000 Pemex Project Funding Master Trust,
              8.625%, 12/01/2023(c)                               3,607,500
    4,350,000 Pemex Project Funding Master Trust,
              9.500%, 9/15/2027(c)                                5,676,750
    1,920,000 Pioneer Natural Resource,
              5.875%, 7/15/2016(c)                                1,797,903
    3,165,000 Pulte Homes, Inc.,
              5.200%, 2/15/2015(c)                                2,963,779
   41,615,000 Pulte Homes, Inc.,
              6.000%, 2/15/2035(c)                               37,520,625
    8,835,000 Pulte Homes, Inc.,
              6.375%, 5/15/2033                                   8,267,342
   11,580,000 Qwest Capital Funding, Inc.,
              6.500%, 11/15/2018                                 10,479,900
      950,000 Qwest Capital Funding, Inc.,
              7.250%, 2/15/2011                                     950,000
   17,305,000 Qwest Capital Funding, Inc.,
              7.750%, 2/15/2031                                  16,699,325
   36,410,000 Qwest Capital Funding, Inc., Guaranteed Note,
              6.875%, 7/15/2028(c)                               32,586,950
    2,025,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.000%, 8/03/2009(c)                                2,035,125
    5,640,000 Qwest Capital Funding, Inc., Guaranteed Note,
              7.625%, 8/03/2021(c)                                5,463,750
   20,420,000 Qwest Corp.,
              6.875%, 9/15/2033                                  18,633,250
    2,785,000 Qwest Corp.,
              7.250%, 9/15/2025                                   2,697,969
    6,100,000 SLM Corp.,
              6.500%, 6/15/2010, (NZD)                            3,908,741
    2,550,000 Southern Natural Gas Co.,
              7.350%, 2/15/2031                                   2,642,371
    4,000,000 St. Paul Travelers Cos, Inc. (The),
              6.750%, 6/20/2036                                   4,309,532
    1,810,000 Sungard Data Systems, Inc.,
              9.125%, 8/15/2013                                   1,873,350
    2,595,000 Sungard Data Systems, Inc.,
              10.250%, 8/15/2015                                  2,672,850
      690,000 Tenet Healthcare Corp.,
              6.875%, 11/15/2031(c)                                 540,788
    2,925,000 Tenet Healthcare Corp.,
              9.250%, 2/01/2015                                   2,815,313
    3,267,000 Tennessee Gas Pipeline Co., Senior Note,
              7.000%, 10/15/2028(c)                               3,253,814
   11,145,000 Time Warner, Inc.,
              6.625%, 5/15/2029                                  11,142,637
    4,795,000 Time Warner, Inc.,
              6.950%, 1/15/2028(c)                                4,942,475
    3,150,000 Time Warner, Inc.,
              7.625%, 4/15/2031                                   3,479,711
    2,025,000 Time Warner, Inc.,
              7.700%, 5/01/2032                                   2,261,394
      496,687 Tiverton Power Associates, LP, 144A,
              9.000%, 7/15/2018(g)                                  474,336

  Principal
   Amount+    Description                                                      Value (a)
-------------------------------------------------------------------------------------------
              United States -- continued
$   4,245,000 Toll Brothers Financial Corp.,
              5.150%, 5/15/2015(c)                                          $     3,773,308
    7,330,000 Toys R US, Inc.,
              7.375%, 10/15/2018                                                  5,305,088
    1,000,000 Travelers Property Casualty Corp.,
              6.375%, 3/15/2033                                                   1,018,634
      315,000 TXU Corp.,
              5.550%, 11/15/2014                                                    297,605
    2,225,000 TXU Corp.,
              6.550%, 11/15/2034(c)                                               2,095,670
  288,680,000 U.S. Treasury Bond,
              5.375%, 2/15/2031(c)                                              311,796,917
   17,265,000 U.S. Treasury Note,
              3.000%, 2/15/2008(c)                                               16,855,630
  214,405,000 U.S. Treasury Note,
              3.250%, 8/15/2007(c)                                              211,289,481
  210,595,000 U.S. Treasury Note,
              3.875%, 7/31/2007(c)                                              208,735,867
    4,160,000 United Rentals North America, Inc., Senior Subordinated Note,
              7.000%, 2/15/2014(c)                                                3,910,400
   51,815,000 Verizon Global Funding Corp.,
              5.850%, 9/15/2035                                                  48,817,969
    3,365,000 Verizon Maryland, Inc.,
              5.125%, 6/15/2033                                                   2,728,985
   12,050,000 Verizon New York, Inc., Series B,
              7.375%, 4/01/2032                                                  12,560,149
   32,790,000 Viacom, Inc., 144A,
              6.875%, 4/30/2036                                                  32,415,801
      600,000 Williams Cos., Inc.,
              7.875%, 9/01/2021                                                     627,000
      965,000 Williams Cos., Inc., Senior Note,
              7.750%, 6/15/2031                                                     965,000
    8,600,000 Williams Cos., Inc., Series A,
              7.500%, 1/15/2031                                                   8,492,500
   10,070,000 Woolworth Corp.,
              8.500%, 1/15/2022                                                   9,516,150
   18,050,000 Xerox Capital Trust I, Guaranteed Note,
              8.000%, 2/01/2027                                                  18,411,000
    1,730,000 Xerox Corp., (MTN),
              7.200%, 4/01/2016                                                   1,816,500
                                                                            ---------------
                                                                              2,623,827,400
                                                                            ---------------
              Uruguay -- 0.1%
    1,595,000 Republic of Uruguay,
              7.625%, 3/21/2036                                                   1,591,013
    2,935,319 Republic of Uruguay,
              7.875%, 1/15/2033(c)(f)                                             3,038,055
                                                                            ---------------
                                                                                  4,629,068
                                                                            ---------------
              Venezuela -- 0.6%
   16,535,000 Cerro Negro Finance, Ltd., 144A,
              7.900%, 12/01/2020                                                 15,336,212
   13,790,000 Petrozuata Finance, Inc., Series B, 144A,
              8.220%, 4/01/2017                                                  13,445,250
                                                                            ---------------
                                                                                 28,781,462
                                                                            ---------------
              Total Non-Convertible Bonds (Identified Cost $4,007,532,692)    4,170,637,949
                                                                            ---------------
              Total Bonds and Notes (Identified Cost $4,242,188,018)          4,415,874,988
                                                                            ---------------

                See accompanying notes to financial statements.

Investments as of September 30, 2006



   Shares    Description                                                           Value (a)
-----------------------------------------------------------------------------------------------
Common Stocks -- 5.3%
             Israel -- 0.0%
       2,288 Teva Pharmaceutical Industries, Ltd., ADR                          $        77,998
                                                                                ---------------
             Philippines -- 0.2%
     240,975 Philippine Long Distance Telephone Co., Sponsored GDR, Convertible      10,496,871
                                                                                ---------------
             United States -- 5.1%
     200,925 Apartment Investment & Management Co., Class A                          10,932,329
     889,730 Associated Estates Realty Corp., (REIT)                                 13,764,123
   2,238,800 Bristol-Myers Squibb Co.                                                55,790,896
     137,000 Camden Property Trust, (REIT)                                           10,413,370
      53,260 Chesapeake Energy Corp.(c)                                               1,543,475
   2,309,175 ConAgra Foods, Inc.                                                     56,528,604
      41,343 Corning, Inc.(h)                                                         1,009,183
     182,500 Developers Diversified Realty Corp., (REIT)                             10,176,200
     282,500 Duke Energy Corp.                                                        8,531,500
     460,000 Equity Residential Properties Trust, (REIT)                             23,266,800
     477,725 KB Home(c)                                                              20,924,355
     549,450 Lennar Corp., Class A                                                   24,862,612
     117,700 Simon Property Group, Inc., (REIT)                                      10,665,974
     202,221 Vertex Pharmaceuticals, Inc.(c)(h)                                       6,804,737
                                                                                ---------------
                                                                                    255,214,158
                                                                                ---------------
             Total Common Stocks (Identified Cost $222,671,993)                     265,789,027
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Preferred Stocks -- 1.4%
             United States -- 1.4%
     249,825 AES Trust III, Convertible,
             6.750%, 10/15/2029(c)                                                   12,216,442
     107,725 CMS Energy Trust I, Convertible,
             7.750%, 7/15/2027                                                        5,372,784
     113,750 El Paso Energy Capital Trust I,
             4.750%, 3/31/2028                                                        4,234,913
         393 Entergy New Orleans, Inc.,
             4.750%, 12/31/2045(g)                                                       18,471
      42,700 Felcor Lodging Trust, Inc., (REIT) Convertible,
             1.950%, 12/31/2049                                                       1,063,657
      15,600 Lucent Technologies Capital Trust I, Convertible,
             7.750%, 3/15/2017                                                       15,941,250
      62,475 Newell Financial Trust I,
             5.250%, 12/01/2027                                                       2,858,231
     455,100 Owens-Illinois, Inc., Convertible,
             4.750%, 12/31/2049                                                      15,951,255
         800 Pacific Gas & Electric Co., Series G,
             4.800%, 12/12/2006                                                          16,648
     263,275 Six Flags, Inc.,
             7.125%, 8/15/2009(c)                                                     5,607,758
     352,925 Travelers Property Casualty, Convertible,
             4.500%, 4/15/2032(c)                                                     8,689,014
      10,198 United Rentals Trust I, Convertible,
             6.500%, 8/01/2028                                                          476,757
                                                                                ---------------
             Total Preferred Stocks (Identified Cost $69,406,683)                    72,447,180
                                                                                ---------------
   Shares
-----------------------------------------------------------------------------------------------
Closed-End Investment Companies -- 0.4%
   1,368,400 Managed High Income Portfolio, Inc.                                      8,525,132
     110,211 Morgan Stanley Emerging Markets Debt Fund, Inc.(c)                       1,114,233
   1,755,800 High Income Opportunity Fund, Inc.                                      11,184,444
                                                                                ---------------
             Total Closed-End Investment Companies
             (Identified Cost $20,353,073)                                           20,823,809
                                                                                ---------------

    Shares/
   Principal
    Amount+        Description                                                               Value (a)
----------------------------------------------------------------------------------------------------------
Short-Term Investments -- 21.4%
    918,797,771    State Street Securities Lending Quality Trust(j)                       $   918,797,771
  $ 161,229,725    Tri-Party Repurchase Agreement with Fixed Income Clearing
                   Corporation, dated 9/29/06 at 3.45% to be repurchased at
                   $161,276,079 on 10/02/06, collateralized by $26,745,000 U.S.
                   Treasury Note, 3.375% due 11/15/2008 valued at $26,721,003 and collateralized by $138,635,000 U.S. Treasury Note, 3.875%
                   due 5/15/2009 valued at $140,124,612, including accrued
                   interest (Note 2f)                                                         161,229,725
                                                                                          ---------------
                   Total Short-Term Investments (Identified Cost $1,080,027,496)            1,080,027,496
                                                                                          ---------------
                   Total Investments -- 116.0%
                   (Identified Cost $5,634,647,263)(e)                                      5,854,962,500
                   Other assets less liabilities--(16.0)%                                    (808,806,255)
                                                                                          ---------------
                   Total Net Assets -- 100%                                               $ 5,046,156,245
                                                                                          ===============
  +                Principal amount is in U.S. dollars unless otherwise noted.
            (a)    See Note 2a of Notes to Financial Statements.
            (b)    Illiquid security. At September 30, 2006, the value of these securities amounted to $13,738,700 or 0.3% of net assets.
            (c)    All or a portion of this security was on loan to brokers at
                   September 30, 2006.
            (d)    Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date).
            (e)    Federal Tax Information:
                   At September 30, 2006, the net unrealized appreciation on
                   investments based on cost of $5,641,868,896 for federal income tax purposes was as follows:
                   Aggregate gross unrealized appreciation for all securities in which
                   there is an excess of value over tax cost                              $   259,411,296
                   Aggregate gross unrealized depreciation for all securities in which
                   there is an excess of tax cost over value                                  (46,317,692)
                                                                                          ---------------
                   Net unrealized appreciation                                            $   213,093,604
                                                                                          ===============
            (f)    All or a portion of interest payment is paid-in-kind.
            (g)    Non-income producing security due to default or bankruptcy filing.
            (h)    Non-income producing security.
            (i)    Step Bond: Coupon is a fixed rate for an initial period and then resets at a specified date and rate.
            (j)    Represents investment of security lending collateral.
           144A    Securities exempt from registration under Rule 144A of the
                   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                   At September 30, 2006, the total value of these securities amounted to $364,917,612 or 7.2% of total net assets.
            ADR    An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United
                   States.
          FHLMC    Federal Home Loan Mortgage Corporation
           FNMA    Federal National Mortgage Association
            GDR    A Global Depositary Receipt (GDR) is a certificate issued by a U.S.
                   bank representing the right to receive securities of the foreign issuer described. The values of GDRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Investments as of September 30, 2006

 MTN Medium Term Note
REIT Real Estate Investment Trust
     Key to Abbreviations:
 ARS Argentine Peso
 AUD Australian Dollar
 BRL Brazilian Real
 CAD Canadian Dollar
 EUR Euro
 GBP British Pound
 IDR Indonesian Rupiah
 KRW South Korean Won
 MXN Mexican Peso
 NOK Norwegian Krone
 NZD New Zealand Dollar
 SEK Swedish Krona
 SGD Singapore Dollar
 THB Thailand Baht
 ZAR South African Rand

Holdings at September 30, 2006 as a Percentage of Net Assets (unaudited)

                         Sovereigns               20.8%
                         Treasuries               14.8
                         Pharmaceuticals           4.8
                         Telecommunications        4.3
                         Technology                3.9
                         Banking                   3.9
                         Non-Captive Diversified   3.8
                         Home Construction         3.0
                         Automotive                2.5
                         Electric                  2.4
                         Wirelines                 2.4
                         Media Cable               2.0
                         Other, less than 2% each 26.0

                See accompanying notes to financial statements.

                      This Page Intentionally Left Blank

                     STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2006


                                                                                         Limited Term Government
                                           Core Plus Bond Fund       High Income Fund        and Agency Fund
                                          ---------------------   ---------------------  -----------------------
                                          ---------------------   ---------------------   ---------------------
ASSETS
 Investments at cost                      $         248,083,804   $          41,962,229   $         136,790,696
 Net unrealized appreciation
   (depreciation)                                      (754,978)              2,713,347              (1,200,622)
                                          ---------------------   ---------------------   ---------------------
   Investments at value (a)                         247,328,826              44,675,576             135,590,074
 Cash                                                        --                      --                      --
 Foreign currency at value (identified
   cost $10,395, $4,983, $0, $0, $0 and
   $5,156,176)                                           10,370                   4,954                      --
 Receivable for Fund shares sold                        950,225                 191,714                 106,655
 Receivable for securities sold                       1,308,416                      --               7,803,020
 Dividends and interest receivable                    2,357,932                 616,822                 695,412
 Tax reclaims receivable                                     --                      --                      --
 Securities lending income receivable                       982                     773                     616
                                          ---------------------   ---------------------   ---------------------
   TOTAL ASSETS                                     251,956,751              45,489,839             144,195,777
                                          ---------------------   ---------------------   ---------------------
LIABILITIES
 Collateral on securities loaned, at
   value (Note 2)                                    27,548,560               4,281,021               4,765,375
 Payable for securities purchased                     1,174,802               1,119,410                      --
 Payable for delayed delivery security
   purchased (Note 2)                                 1,636,230                      --               7,703,595
 Payable for Fund shares redeemed                       273,701                  30,140                 385,806
 Dividends payable                                      323,575                  89,967                 125,799
 Management fees payable (Note 4)                       238,280                  41,934                 102,150
 Deferred Trustees' fees (Note 4)                       224,228                  60,777                 195,814
 Administrative fees payable (Note 4)                    10,827                   1,898                   6,779
 Other accounts payable and accrued
   expenses                                             311,096                  56,599                  87,267
                                          ---------------------   ---------------------   ---------------------
   TOTAL LIABILITIES                                 31,741,299               5,681,746              13,372,585
                                          ---------------------   ---------------------   ---------------------
NET ASSETS                                $         220,215,452   $          39,808,093   $         130,823,192
                                          =====================   =====================   =====================
NET ASSETS CONSIST OF:
 Paid-in capital                          $         243,662,207   $         120,108,640   $         158,791,054
 Undistributed (overdistributed) net
   investment income                                    784,748                 (82,641)               (152,331)
 Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions                                     (23,475,813)            (82,931,659)            (26,614,909)
 Net unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                       (755,690)              2,713,753              (1,200,622)
                                          ---------------------   ---------------------   ---------------------
NET ASSETS                                $         220,215,452   $          39,808,093   $         130,823,192
                                          =====================   =====================   =====================
COMPUTATION OF NET ASSET VALUE AND
 OFFERING PRICE:
 Class A shares:
   Net assets                             $          91,463,649   $          29,068,770   $         114,179,702
                                          =====================   =====================   =====================
   Shares of beneficial interest                      8,141,254               5,708,763              10,383,892
                                          =====================   =====================   =====================
   Net asset value and redemption price
    per share                             $               11.23   $                5.09   $               11.00
                                          =====================   =====================   =====================
   Offering price per share
    (100/[100-maximum sales charge] of
    net asset value) (Note 1)             $               11.76   $                5.33   $               11.34
                                          =====================   =====================   =====================
 Class B shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $         109,782,403   $           7,282,537   $           9,952,407
                                          =====================   =====================   =====================
   Shares of beneficial interest                      9,768,684               1,429,290                 906,625
                                          =====================   =====================   =====================
   Net asset value and offering price
    per share                             $               11.24   $                5.10   $               10.98
                                          =====================   =====================   =====================
 Class C shares: (redemption price per
   share is equal to net asset value
   less any applicable contingent
   deferred sales charge) (Note 1)
   Net assets                             $           6,983,062   $           3,456,786   $           4,230,279
                                          =====================   =====================   =====================
   Shares of beneficial interest                        620,950                 678,783                 384,772
                                          =====================   =====================   =====================
   Net asset value and offering price
    per share                             $               11.25   $                5.09   $               10.99
                                          =====================   =====================   =====================
 Class Y shares:
   Net assets                             $          11,986,338   $                  --   $           2,460,804
                                          =====================   =====================   =====================
   Shares of beneficial interest                      1,062,133                      --                 223,070
                                          =====================   =====================   =====================
   Net asset value, offering and
    redemption price per share            $               11.29   $                  --   $               11.03
                                          =====================   =====================   =====================
   (a) Including securities on loan
    with market values of:                $          26,982,787   $           4,193,476   $           4,684,867
                                          =====================   =====================   =====================

                See accompanying notes to financial statements.

          Massachusetts
            Tax Free               Municipal             Strategic
           Income Fund            Income Fund           Income Fund
      ---------------------  --------------------- ---------------------
                             --------------------- ---------------------
      $          71,290,504  $          93,649,888 $       5,634,647,263
                  4,226,844              3,808,434           220,315,237
      ---------------------  --------------------- ---------------------
                 75,517,348             97,458,322         5,854,962,500
                         --                     --            13,071,087
                         --                     --             5,144,472
                      3,471                  4,830            78,983,240
                         --                     --               762,449
                  1,180,175              1,560,034            57,655,639
                         --                     --                 3,332
                         --                     --                62,054
      ---------------------  --------------------- ---------------------
                 76,700,994             99,023,186         6,010,644,773
      ---------------------  --------------------- ---------------------
                         --                     --           918,797,771
                  1,567,552                     --            28,400,810
                         --                     --                    --
                     88,455                 23,278             4,853,283
                     61,600                 98,629             8,692,007
                     43,967                 79,659             2,242,974
                     69,885                134,859               229,477
                      3,677                  4,893               235,000
                     42,459                 46,021             1,037,206
      ---------------------  --------------------- ---------------------
                  1,877,595                387,339           964,488,528
      ---------------------  --------------------- ---------------------
      $          74,823,399  $          98,635,847 $       5,046,156,245
      =====================  ===================== =====================
      $          72,798,951  $          94,283,248 $       4,865,381,828
                     13,263                177,784             3,854,962
                 (2,215,659)               366,381           (43,380,774)
                  4,226,844              3,808,434           220,300,229
      ---------------------  --------------------- ---------------------
      $          74,823,399  $          98,635,847 $       5,046,156,245
      =====================  ===================== =====================
      $          72,478,537  $          93,448,200 $       2,782,887,259
      =====================  ===================== =====================
                  4,346,993             12,380,067           190,666,685
      =====================  ===================== =====================
      $               16.67  $                7.55 $               14.60
      =====================  ===================== =====================
      $               17.41  $                7.91 $               15.29
      =====================  ===================== =====================
      $           2,344,862  $           5,187,647 $         179,926,633
      =====================  ===================== =====================
                    140,950                686,491            12,276,776
      =====================  ===================== =====================
      $               16.64  $                7.56 $               14.66
      =====================  ===================== =====================
      $                  --  $                  -- $       1,812,277,782
      =====================  ===================== =====================
                         --                     --           123,711,940
      =====================  ===================== =====================
      $                  --  $                  -- $               14.65
      =====================  ===================== =====================
      $                  --  $                  -- $         271,064,571
      =====================  ===================== =====================
                         --                     --            18,575,716
      =====================  ===================== =====================
      $                  --  $                  -- $               14.59
      =====================  ===================== =====================
      $                  --  $                  -- $         904,049,930
      =====================  ===================== =====================

                           STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2006

                                                                                          Limited Term Government
                                           Core Plus Bond Fund      High Income Fund          and Agency Fund
                                          ---------------------  ---------------------    -----------------------
                                          ---------------------  ---------------------     ---------------------
INVESTMENT INCOME
 Dividends                                $                  --  $             145,302     $                  --
 Interest                                            12,569,121              2,985,590                 6,684,798
 Securities lending income (Note 2)                      50,426                 24,165                    22,572
 Less net foreign taxes withheld                             --                   (626)                       --
                                          ---------------------  ---------------------     ---------------------
                                                     12,619,547              3,154,431                 6,707,370
                                          ---------------------  ---------------------     ---------------------
 Expenses
   Management fees (Note 4)                             984,263                235,740                   728,190
   Service fees - Class A (Note 4)                      239,223                 66,667                   315,317
   Service and distribution fees -
    Class B (Note 4)                                  1,182,431                 92,594                   121,713
   Service and distribution fees -
    Class C (Note 4)                                     59,983                 33,638                    48,846
   Trustees' fees and expenses (Note 4)                  44,358                 19,872                    37,558
   Administrative fees (Note 4)                         136,903                 23,472                    86,859
   Custodian fees and expenses                           35,255                 20,351                    27,226
   Transfer agent fees and expenses -
    Class A                                             225,532                 46,707                   168,849
   Transfer agent fees and expenses -
    Class B                                             279,638                 16,974                    16,248
   Transfer agent fees and expenses -
    Class C                                              13,883                  5,980                     6,534
   Transfer agent fees and expenses -
    Class Y                                              14,972                     --                     1,028
   Audit fees                                            40,211                 46,645                    36,846
   Legal fees                                             9,136                  9,672                     6,768
   Shareholder reporting expenses                        53,200                 10,558                    34,746
   Registration fees                                     42,039                 35,756                    50,853
   Expense recapture - Class A (Note 4)                      --                     --                        --
   Expense recapture - Class B (Note 4)                      --                     --                        --
   Expense recapture - Class Y (Note 4)                   5,495                     --                        --
   Miscellaneous expenses                                21,291                 11,993                    14,644
                                          ---------------------  ---------------------     ---------------------
 Total expenses                                       3,387,813                676,619                 1,702,225
   Less reimbursement/waiver (Note 4)                   (73,029)               (64,092)                  (70,282)
                                          ---------------------  ---------------------     ---------------------
 Net expenses                                         3,314,784                612,527                 1,631,943
                                          ---------------------  ---------------------     ---------------------
 Net investment income                                9,304,763              2,541,904                 5,075,427
                                          ---------------------  ---------------------     ---------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
   Investments - net                                   (251,820)               587,425                  (845,533)
   Foreign currency transactions - net                    1,762                  1,458                        --
 Change in unrealized appreciation
   (depreciation) on:
   Investments - net                                 (1,340,093)               286,870                  (145,704)
   Foreign currency translations - net                   (6,684)                (1,728)                       --
                                          ---------------------  ---------------------     ---------------------
 Total net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                             (1,596,835)               874,025                  (991,237)
                                          ---------------------  ---------------------     ---------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                          $           7,707,928  $           3,415,929     $           4,084,190
                                          =====================  =====================     =====================

                See accompanying notes to financial statements.

        Massachusetts Tax          Municipal              Strategic
        Free Income Fund          Income Fund            Income Fund
      ---------------------  ---------------------  ---------------------
                             ---------------------  ---------------------
      $                  --  $                  --  $          13,671,838
                  3,718,192              4,950,148            175,170,351
                         --                     --              1,176,781
                         --                     --               (160,354)
      ---------------------  ---------------------  ---------------------
                  3,718,192              4,950,148            189,858,616
      ---------------------  ---------------------  ---------------------
                    457,744                510,697             18,365,690
                    183,746                241,651              4,219,448
                     27,924                 63,570              1,539,392
                         --                     --             11,663,416
                     22,399                 30,051                178,734
                     45,404                 61,500              1,899,235
                     18,139                 19,788                319,102
                     51,742                 56,754              1,672,790
                      1,959                  3,735                147,457
                         --                     --              1,147,912
                         --                     --                 94,584
                     36,867                 34,917                 44,211
                      3,035                  3,523                160,390
                     13,783                  8,434                464,041
                     17,077                 25,509                321,188
                        756                     --                     --
                         36                     --                     --
                         --                     --                     --
                     10,033                 10,511                115,144
      ---------------------  ---------------------  ---------------------
                    890,644              1,070,640             42,352,734
                    (92,157)               (20,044)                    --
      ---------------------  ---------------------  ---------------------
                    798,487              1,050,596             42,352,734
      ---------------------  ---------------------  ---------------------
                  2,919,705              3,899,552            147,505,882
      ---------------------  ---------------------  ---------------------
                    345,282              1,173,164              5,784,381
                         --                     --                431,141
                   (133,389)              (395,083)           138,128,460
                         --                     --                191,413
      ---------------------  ---------------------  ---------------------
                    211,893                778,081            144,535,395
      ---------------------  ---------------------  ---------------------
      $           3,131,598  $           4,677,633  $         292,041,277
      =====================  =====================  =====================

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                            Core Plus Bond Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           9,304,763  $           9,537,622
  Net realized gain (loss) on investments and
   foreign currency transactions                            (250,058)             4,343,339
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                          (1,346,777)            (8,333,391)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              7,707,928              5,547,570
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (5,268,788)            (5,451,945)
   Class B                                                (5,666,228)            (5,851,384)
   Class C                                                  (281,535)              (254,068)
   Class Y                                                  (518,162)              (529,060)
                                               ---------------------  ---------------------
  Total distributions                                    (11,734,713)           (12,086,457)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   (28,217,204)           (26,672,030)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                       707                    578
   Class B                                                       886                    727
   Class C                                                        42                     32
   Class Y                                                        61                     53
                                               ---------------------  ---------------------
                                                               1,696                  1,390
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (32,242,293)           (33,209,527)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  252,457,745            285,667,272
                                               ---------------------  ---------------------
  End of the year                              $         220,215,452  $         252,457,745
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             784,748  $           2,160,307
                                               =====================  =====================

                                                             High Income Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           2,541,904  $           2,727,688
  Net realized gain (loss) on investments and
   foreign currency transactions                             588,883              1,697,305
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                             285,142               (251,326)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              3,415,929              4,173,667
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (1,818,161)            (1,635,303)
   Class B                                                  (563,592)              (908,339)
   Class C                                                  (204,085)              (182,735)
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
  Total distributions                                     (2,585,838)            (2,726,377)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                    (2,428,478)            (5,264,082)
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                       866                  3,017
   Class B                                                       337                  1,868
   Class C                                                       116                    370
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                               1,319                  5,255
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                   (1,597,068)            (3,811,537)
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                   41,405,161             45,216,698
                                               ---------------------  ---------------------
  End of the year                              $          39,808,093  $          41,405,161
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $             (82,641) $             (64,686)
                                               =====================  =====================

                                                  Limited Term Government and Agency Fund
                                               --------------------------------------------
                                                    Year Ended             Year Ended
                                                   September 30,          September 30,
                                                       2006                   2005
                                               ---------------------  ---------------------
                                               ---------------------  ---------------------
FROM OPERATIONS:
  Net investment income                        $           5,075,427  $           3,584,070
  Net realized gain (loss) on investments and
   foreign currency transactions                            (845,533)                (6,238)
  Net change in unrealized appreciation
   (depreciation) on investments and
   foreign currency translations                            (145,704)            (1,789,947)
                                               ---------------------  ---------------------
  Net increase in net assets resulting from
   operations                                              4,084,190              1,787,885
                                               ---------------------  ---------------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
  Net investment income
   Class A                                                (4,997,550)            (3,733,934)
   Class B                                                  (381,270)              (285,636)
   Class C                                                  (153,472)              (135,224)
   Class Y                                                  (105,197)               (65,428)
                                               ---------------------  ---------------------
  Total distributions                                     (5,637,489)            (4,220,222)
                                               ---------------------  ---------------------
NET INCREASE (DECREASE) IN NET
 ASSETS FROM CAPITAL SHARE
 TRANSACTIONS (NOTE 8)                                   (32,402,336)            39,221,920
                                               ---------------------  ---------------------
  Redemption fees
   Class A                                                        --                     --
   Class B                                                        --                     --
   Class C                                                        --                     --
   Class Y                                                        --                     --
                                               ---------------------  ---------------------
                                                                  --                     --
                                               ---------------------  ---------------------
  Net increase (decrease) in net assets                  (33,955,635)            36,789,583
                                               ---------------------  ---------------------
NET ASSETS
  Beginning of the year                                  164,778,827            127,989,244
                                               ---------------------  ---------------------
  End of the year                              $         130,823,192  $         164,778,827
                                               =====================  =====================
UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT INCOME                         $            (152,331) $            (134,584)
                                               =====================  =====================

                See accompanying notes to financial statements.

     Massachusetts Tax Free Income Fund                   Municipal Income Fund
--------------------------------------------  --------------------------------------------
     Year Ended             Year Ended             Year Ended             Year Ended
    September 30,          September 30,          September 30,          September 30,
        2006                   2005                   2006                   2005
---------------------  ---------------------  ---------------------  ---------------------
                       ---------------------  ---------------------  ---------------------
$           2,919,705  $           2,935,764  $           3,899,552  $           4,158,144
              345,282                447,715              1,173,164              1,495,771
             (133,389)              (258,210)              (395,083)            (1,327,773)
---------------------  ---------------------  ---------------------  ---------------------
            3,131,598              3,125,269              4,677,633              4,326,142
---------------------  ---------------------  ---------------------  ---------------------
           (2,838,521)            (2,824,718)            (3,654,019)            (3,981,690)
              (86,605)              (111,486)              (192,325)              (243,518)
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           (2,925,126)            (2,936,204)            (3,846,344)            (4,225,208)
---------------------  ---------------------  ---------------------  ---------------------
           (5,608,072)            (5,825,158)           (12,060,212)           (11,124,657)
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
                   --                     --                     --                     --
---------------------  ---------------------  ---------------------  ---------------------
           (5,401,600)            (5,636,093)           (11,228,923)           (11,023,723)
---------------------  ---------------------  ---------------------  ---------------------
           80,224,999             85,861,092            109,864,770            120,888,493
---------------------  ---------------------  ---------------------  ---------------------
$          74,823,399  $          80,224,999  $          98,635,847  $         109,864,770
=====================  =====================  =====================  =====================
$              13,263  $              17,655  $             177,784  $             140,917
=====================  =====================  =====================  =====================

            Strategic Income Fund
--------------------------------------------
     Year Ended             Year Ended
    September 30,          September 30,
        2006                   2005
---------------------  ---------------------
---------------------  ---------------------
$         147,505,882  $          54,660,282
            6,215,522             21,963,471
          138,319,873             27,533,778
---------------------  ---------------------
          292,041,277            104,157,531
---------------------  ---------------------
          (93,282,911)           (31,992,206)
           (7,447,638)            (6,262,718)
          (55,187,294)           (21,270,824)
           (7,523,452)            (1,531,716)
---------------------  ---------------------
         (163,441,295)           (61,057,464)
---------------------  ---------------------
        2,980,503,923          1,154,844,870
---------------------  ---------------------
              110,642                 32,202
                9,525                  6,890
               75,367                 25,315
                9,065                  1,499
---------------------  ---------------------
              204,599                 65,906
---------------------  ---------------------
        3,109,308,504          1,198,010,843
---------------------  ---------------------
        1,936,847,741            738,836,898
---------------------  ---------------------
$       5,046,156,245  $       1,936,847,741
=====================  =====================
$           3,854,962  $          13,786,896
=====================  =====================

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:       Less distributions:
                                  ---------------------------------------     ---------------------------

                    Net asset
                     value,                                                     Dividends
                    beginning         Net         Net realized  Total from         from
                       of          investment    and unrealized investment    net investment     Total      Redemption
                     period          income       gain (loss)   operations        income     distributions     fee
                    ----------    ----------     -------------- ----------    -------------- ------------- ----------
CORE PLUS BOND FUND
   Class A
  9/30/2006         $    11.41    $     0.50(c)    $    (0.07)  $     0.43      $    (0.61)   $    (0.61)  $     0.00(g)
  9/30/2005              11.69          0.46(c)         (0.18)        0.28           (0.56)        (0.56)        0.00(g)
  9/30/2004              11.63          0.47(c)          0.13         0.60           (0.54)        (0.54)        0.00(g)
  9/30/2003(f)           11.28          0.37(c)          0.34         0.71           (0.36)        (0.36)          --
  12/31/2002             11.59          0.63(c)         (0.32)        0.31           (0.62)        (0.62)          --
  12/31/2001(d)          11.52          0.73             0.10         0.83           (0.76)        (0.76)          --
   Class B
  9/30/2006              11.41          0.41(c)         (0.05)        0.36           (0.53)        (0.53)        0.00(g)
  9/30/2005              11.70          0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
  9/30/2004              11.62          0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.28          0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.59          0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.51          0.64             0.10         0.74           (0.66)        (0.66)          --
   Class C
  9/30/2006              11.42          0.41(c)         (0.05)        0.36           (0.53)        (0.53)        0.00(g)
  9/30/2005              11.71          0.37(c)         (0.18)        0.19           (0.48)        (0.48)        0.00(g)
  9/30/2004              11.63          0.38(c)          0.14         0.52           (0.44)        (0.44)        0.00(g)
  9/30/2003(f)           11.29          0.30(c)          0.34         0.64           (0.30)        (0.30)          --
  12/31/2002             11.60          0.55(c)         (0.32)        0.23           (0.54)        (0.54)          --
  12/31/2001(d)          11.52          0.65             0.09         0.74           (0.66)        (0.66)          --
   Class Y
  9/30/2006              11.46          0.51(c)         (0.04)        0.47           (0.64)        (0.64)        0.00(g)
  9/30/2005              11.74          0.49(c)         (0.18)        0.31           (0.59)        (0.59)        0.00(g)
  9/30/2004              11.69          0.50(c)          0.13         0.63           (0.58)        (0.58)        0.00(g)
  9/30/2003(f)           11.33          0.41(c)          0.35         0.76           (0.40)        (0.40)          --
  12/31/2002             11.63          0.69(c)         (0.32)        0.37           (0.67)        (0.67)          --
  12/31/2001(d)          11.54          0.79             0.10         0.89           (0.80)        (0.80)          --
HIGH INCOME FUND*
   Class A
  9/30/2006         $     4.98    $     0.34(c)    $     0.11   $     0.45      $    (0.34)   $    (0.34)  $     0.00(g)
  9/30/2005               4.82          0.33(c)          0.16         0.49           (0.33)        (0.33)        0.00(g)
  9/30/2004               4.65          0.33(c)          0.17         0.50           (0.33)        (0.33)        0.00(g)
  9/30/2003(f)            4.12          0.25(c)          0.53         0.78           (0.25)        (0.25)          --
  12/31/2002              4.94          0.39(c)         (0.82)       (0.43)          (0.39)        (0.39)          --
  12/31/2001(d)           6.21          0.66            (1.25)       (0.59)          (0.68)        (0.68)          --
   Class B
  9/30/2006               4.98          0.30(c)          0.12         0.42           (0.30)        (0.30)        0.00(g)
  9/30/2005               4.83          0.29(c)          0.15         0.44           (0.29)        (0.29)        0.00(g)
  9/30/2004               4.65          0.30(c)          0.18         0.48           (0.30)        (0.30)        0.00(g)
  9/30/2003(f)            4.12          0.23(c)          0.53         0.76           (0.23)        (0.23)          --
  12/31/2002              4.95          0.36(c)         (0.83)       (0.47)          (0.36)        (0.36)          --
  12/31/2001(d)           6.22          0.62            (1.26)       (0.64)          (0.63)        (0.63)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Core Plus Bond Fund was to decrease net investment income per share by $0.01 for Class A, $0.02 for Class B, and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B, 5.59% to 5.52% for Class C and 6.75% to 6.68% for Class Y shares. For High Income Fund, the effect of this change was to decrease net investment income per share by $0.01 for Class A and Class B and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A and 10.64% to 10.56% for Class B.
(e)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$    11.23       4.0(h) $   91,464       1.08(e)      1.05(i)        4.46           91
     11.41       2.4(h)    105,111       1.18(e)      1.13(i)        3.93           64
     11.69       5.3(h)    120,009       1.22(e)      1.19(i)        4.05           69
     11.63       6.4       133,887       1.28          N/A           4.31           61
     11.28       2.8       147,647       1.18          N/A           5.65           65
     11.59       7.2       173,836       1.09          N/A           6.26           84
     11.24       3.3(h)    109,782       1.83(e)      1.80(i)        3.72           91
     11.41       1.6(h)    132,221       1.93(e)      1.88(i)        3.18           64
     11.70       4.6(h)    148,556       1.97(e)      1.94(i)        3.29           69
     11.62       5.8       161,317       2.03          N/A           3.55           61
     11.28       2.1       141,188       1.93          N/A           4.90           65
     11.59       6.5       127,520       1.84          N/A           5.49           84
     11.25       3.3(h)      6,983       1.82(e)      1.80(i)        3.63           91
     11.42       1.6(h)      6,065       1.93(e)      1.88(i)        3.17           64
     11.71       4.6(h)      6,162       1.98(e)      1.94(i)        3.30           69
     11.63       5.8         7,612       2.03          N/A           3.55           61
     11.29       2.1         9,024       1.93          N/A           4.90           65
     11.60       6.5        11,470       1.84          N/A           5.52           84
     11.29       4.3        11,986       0.80(j)       N/A           4.58           91
     11.46       2.7(h)      9,060       0.99(e)      0.88(i)        4.18           64
     11.74       5.5(h)     10,941       0.98(e)      0.94(i)        4.30           69
     11.69       6.9        17,889       0.73          N/A           4.85           61
     11.33       3.5        18,346       0.67          N/A           6.15           65
     11.63       7.8        17,351       0.67          N/A           6.68           84
$     5.09       9.4(h) $   29,069       1.48(e)      1.31(i)        6.70           41
      4.98      10.3(h)     25,817       1.72(e)      1.58(i)        6.60           42
      4.82      11.1        24,641       1.65          N/A           6.97           51
      4.65      19.5        23,809       1.71          N/A           7.62           41
      4.12      (8.9)       22,454       1.58          N/A           8.85          114
      4.94     (10.7)       33,471       1.47          N/A          11.31           65
      5.10       8.8(h)      7,283       2.25(e)      2.08(i)        6.00           41
      4.98       9.3(h)     12,034       2.47(e)      2.33(i)        5.85           42
      4.83      10.5        17,967       2.40          N/A           6.22           51
      4.65      18.8        23,405       2.46          N/A           6.89           41
      4.12      (9.7)       23,031       2.33          N/A           8.10          114
      4.95     (11.3)       34,713       2.22          N/A          10.56           65

(f)For the nine months ended September 30, 2003.
(g)Amount rounds to less than $0.01.
(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
(j)Includes expense recapture of 0.06%. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                      Income (loss) from investment operations:     Less distributions:
                                                      ---------------------------------------   ---------------------------

                                          Net asset
                                           value,                                                 Dividends
                                          beginning       Net         Net realized  Total from       from
                                             of        investment    and unrealized investment  net investment     Total
                                           period        income       gain (loss)   operations      income     distributions
                                          ----------  ----------     -------------- ----------  -------------- -------------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2006                               $     4.98  $     0.30(c)    $     0.11   $     0.41    $    (0.30)   $    (0.30)
  9/30/2005                                     4.83        0.29(c)          0.15         0.44         (0.29)        (0.29)
  9/30/2004                                     4.65        0.30(c)          0.18         0.48         (0.30)        (0.30)
  9/30/2003(e)                                  4.12        0.23(c)          0.53         0.76         (0.23)        (0.23)
  12/31/2002                                    4.94        0.36(c)         (0.82)       (0.46)        (0.36)        (0.36)
  12/31/2001(d)                                 6.22        0.61            (1.26)       (0.65)        (0.63)        (0.63)
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2006                               $    11.09  $     0.39(c)    $    (0.05)  $     0.34    $    (0.43)   $    (0.43)
  9/30/2005                                    11.30        0.28(c)         (0.16)        0.12         (0.33)        (0.33)
  9/30/2004                                    11.51        0.30(c)         (0.09)        0.21         (0.42)        (0.42)
  9/30/2003(e)                                 11.73        0.21(c)         (0.07)        0.14         (0.36)        (0.36)
  12/31/2002                                   11.36        0.42(c)          0.49         0.91         (0.54)        (0.54)
  12/31/2001(d)                                11.16        0.51             0.25         0.76         (0.56)        (0.56)
   Class B
  9/30/2006                                    11.07        0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.28        0.20(c)         (0.17)        0.03         (0.24)        (0.24)
  9/30/2004                                    11.49        0.22(c)         (0.09)        0.13         (0.34)        (0.34)
  9/30/2003(e)                                 11.71        0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.34        0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.14        0.44             0.24         0.68         (0.48)        (0.48)
   Class C
  9/30/2006                                    11.08        0.31(c)         (0.05)        0.26         (0.35)        (0.35)
  9/30/2005                                    11.30        0.20(c)         (0.18)        0.02         (0.24)        (0.24)
  9/30/2004                                    11.50        0.22(c)         (0.08)        0.14         (0.34)        (0.34)
  9/30/2003(e)                                 11.72        0.15(c)         (0.06)        0.09         (0.31)        (0.31)
  12/31/2002                                   11.35        0.35(c)          0.48         0.83         (0.46)        (0.46)
  12/31/2001(d)                                11.15        0.44             0.24         0.68         (0.48)        (0.48)
   Class Y
  9/30/2006                                    11.13        0.43(c)         (0.06)        0.37         (0.47)        (0.47)
  9/30/2005                                    11.34        0.31(c)         (0.17)        0.14         (0.35)        (0.35)
  9/30/2004                                    11.55        0.32(c)         (0.09)        0.23         (0.44)        (0.44)
  9/30/2003(e)                                 11.78        0.25(c)         (0.08)        0.17         (0.40)        (0.40)
  12/31/2002                                   11.41        0.48(c)          0.48         0.96         (0.59)        (0.59)
  12/31/2001(d)                                11.20        0.56             0.26         0.82         (0.61)        (0.61)






                                           Redemption
                                              fee
                                          ----------
HIGH INCOME FUND* (continued)
   Class C
  9/30/2006                               $     0.00(f)
  9/30/2005                                     0.00(f)
  9/30/2004                                     0.00(f)
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
LIMITED TERM GOVERNMENT AND AGENCY FUND**
   Class A
  9/30/2006                               $       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class B
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class C
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --
   Class Y
  9/30/2006                                       --
  9/30/2005                                       --
  9/30/2004                                       --
  9/30/2003(e)                                    --
  12/31/2002                                      --
  12/31/2001(d)                                   --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 10.63% to 10.54% for Class C. For Limited Term Government and Agency Fund, the effect of this change was to decrease net investment income per share by $0.04 for Class A, B, C, and Y and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B, 4.25% to 3.89% for Class C, and 5.34% to 4.98% for Class Y.
(e)For the nine months ended September 30, 2003.
(f)Amounts round to less than $0.01.
(g)Represents total expenses prior to waiver of a portion of the Class's transfer agent expenses.

                See accompanying notes to financial statements.

                                         Ratios to average net assets:
                                    ----------------------------------------

Net asset               Net assets,
 value,       Total       end of       Gross         Net      Net investment Portfolio
 end of      return       period      Expenses     Expenses       income     turnover
 period      (%) (a)      (000's)     (%) (b)      (%) (b)       (%) (b)     rate (%)
---------- ---------    ----------- ---------    ---------    -------------- ---------
$     5.09       8.6(h) $    3,457       2.23(i)      2.07(j)        5.96           41
      4.98       9.3(h)      3,554       2.47(i)      2.33(j)        5.82           42
      4.83      10.5         2,608       2.40          N/A           6.22           51
      4.65      18.8         2,858       2.46          N/A           6.89           41
      4.12      (9.5)        2,605       2.33          N/A           8.10          114
      4.94     (11.5)        4,153       2.22          N/A          10.54           65
$    11.00       3.2(h) $  114,180       1.09(i)      1.04(j)        3.57           50
     11.09       1.1       141,417       1.24          N/A           2.50           93
     11.30       1.9       106,701       1.32          N/A           2.60           80
     11.51       1.2       117,225       1.37          N/A           2.41           53
     11.73       8.2       106,013       1.35          N/A           3.66           88
     11.36       6.9       109,189       1.42          N/A           4.52          275
     10.98       2.4(h)      9,952       1.84(i)      1.79(j)        2.79           50
     11.07       0.3        15,114       1.99          N/A           1.75           93
     11.28       1.2        10,107       2.00          N/A           1.95           80
     11.49       0.7        14,637       2.02          N/A           1.77           53
     11.71       7.5        16,263       2.00          N/A           3.01           88
     11.34       6.2        14,317       2.07          N/A           3.85          275
     10.99       2.5(h)      4,230       1.84(i)      1.79(j)        2.81           50
     11.08       0.2         5,715       1.99          N/A           1.75           93
     11.30       1.3         6,949       2.00          N/A           1.94           80
     11.50       0.7         8,704       2.02          N/A           1.77           53
     11.72       7.5         8,079       2.00          N/A           3.01           88
     11.35       6.2         5,851       2.07          N/A           3.89          275
     11.03       3.4         2,461       0.74          N/A           3.89           50
     11.13       1.2(h)      2,533       1.59(g)      1.02(j)        2.77           93
     11.34       2.1         4,233       1.13          N/A           2.82           80
     11.55       1.5         6,886       0.93          N/A           2.87           53
     11.78       8.6         8,529       0.88          N/A           4.14           88
     11.41       7.4         3,441       0.95          N/A           4.98          275

(h)Had certain expenses not been reduced during the period, total return would have been lower.
(i)Represents the total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(j)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund's Class C shares which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.
** The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund's Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective
   September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

For a share outstanding throughout each period.

                                                 Income (loss) from investment operations:     Less distributions:
                                                 ----------------------------------------- ---------------------------

                                   Net asset
                                    value,                                                   Dividends
                                   beginning        Net        Net realized    Total from       from
                                      of         investment   and unrealized   investment  net investment     Total
                                    period         income      gain (loss)     operations      income     distributions
                                   ----------    ----------   --------------   ----------  -------------- -------------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2006                        $    16.62    $     0.64     $     0.05     $     0.69    $    (0.64)   $    (0.64)
  9/30/2005                             16.58          0.60           0.04           0.64         (0.60)        (0.60)
  9/30/2004                             16.41          0.61           0.17           0.78         (0.61)        (0.61)
  9/30/2003(f)                          16.40          0.49           0.01           0.50         (0.49)        (0.49)
  12/31/2002                            15.82          0.67           0.59           1.26         (0.68)        (0.68)
  12/31/2001(d)                         16.06          0.75          (0.24)          0.51         (0.75)        (0.75)
   Class B
  9/30/2006                             16.58          0.51           0.06           0.57         (0.51)        (0.51)
  9/30/2005                             16.54          0.46           0.05           0.51         (0.47)        (0.47)
  9/30/2004                             16.37          0.49           0.18           0.67         (0.50)        (0.50)
  9/30/2003(f)                          16.36          0.41           0.01           0.42         (0.41)        (0.41)
  12/31/2002                            15.78          0.57           0.58           1.15         (0.57)        (0.57)
  12/31/2001(d)                         16.03          0.64          (0.24)          0.40         (0.65)        (0.65)
MUNICIPAL INCOME FUND
   Class A
  9/30/2006                        $     7.48    $     0.28     $     0.07     $     0.35    $    (0.28)   $    (0.28)
  9/30/2005                              7.47          0.28           0.01           0.29         (0.28)        (0.28)
  9/30/2004                              7.41          0.29           0.06           0.35         (0.29)        (0.29)
  9/30/2003(f)                           7.43          0.23          (0.02)          0.21         (0.23)        (0.23)
  12/31/2002                             7.25          0.34           0.18           0.52         (0.34)        (0.34)
  12/31/2001(d)                          7.39          0.36          (0.14)          0.22         (0.36)        (0.36)
   Class B
  9/30/2006                              7.49          0.23           0.07           0.30         (0.23)        (0.23)
  9/30/2005                              7.48          0.22           0.01           0.23         (0.22)        (0.22)
  9/30/2004                              7.41          0.24           0.07           0.31         (0.24)        (0.24)
  9/30/2003(f)                           7.44          0.19          (0.03)          0.16         (0.19)        (0.19)
  12/31/2002                             7.25          0.29           0.19           0.48         (0.29)        (0.29)
  12/31/2001(d)                          7.39          0.31          (0.14)          0.17         (0.31)        (0.31)





                                   Net asset
                                   value, end
                                   of period
                                   ----------
MASSACHUSETTS TAX FREE INCOME FUND
   Class A
  9/30/2006                        $    16.67
  9/30/2005                             16.62
  9/30/2004                             16.58
  9/30/2003(f)                          16.41
  12/31/2002                            16.40
  12/31/2001(d)                         15.82
   Class B
  9/30/2006                             16.64
  9/30/2005                             16.58
  9/30/2004                             16.54
  9/30/2003(f)                          16.37
  12/31/2002                            16.36
  12/31/2001(d)                         15.78
MUNICIPAL INCOME FUND
   Class A
  9/30/2006                        $     7.55
  9/30/2005                              7.48
  9/30/2004                              7.47
  9/30/2003(f)                           7.41
  12/31/2002                             7.43
  12/31/2001(d)                          7.25
   Class B
  9/30/2006                              7.56
  9/30/2005                              7.49
  9/30/2004                              7.48
  9/30/2003(f)                           7.41
  12/31/2002                             7.44
  12/31/2001(d)                          7.25

(a)A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for periods less than one year.
(c)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(d)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $0.01 and to decrease net realized and unrealized gains and losses per share by $0.01 for Class A shares and Class B shares and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares.

                See accompanying notes to financial statements.

                                 Ratios to average net assets:
                          -------------------------------------------

              Net assets,
    Total       end of        Gross           Net      Net investment Portfolio
   return       period       Expenses       Expenses       income     turnover
   (%) (a)      (000's)      (%) (b)        (%) (b)       (%) (b)     rate (%)
 ---------    ----------- ---------       ---------    -------------- ---------
       4.2(e) $   72,479       1.14(c)(h)      1.02(g)        3.86            8
       3.9(e)     77,018       1.22(c)         1.22(g)        3.59            5
       4.9        81,427       1.33             N/A           3.74           21
       3.1        86,368       1.38             N/A           3.99            9
       8.1        92,053       1.34             N/A           4.19           33
       3.2(e)     89,376       1.35(c)         1.33(g)        4.67           60
       3.5(e)      2,345       1.89(c)(h)      1.77(g)        3.10            8
       3.1(e)      3,207       1.97(c)         1.97(g)        2.84            5
       4.2         4,435       2.00             N/A           3.08           21
       2.6         6,185       2.03             N/A           3.34            9
       7.4         6,742       1.99             N/A           3.54           33
       2.5(e)      8,313       2.00(c)         1.98(g)        4.03           60
       4.8(e) $   93,448       0.99(c)         0.97(g)        3.83           14
       3.9       102,255       1.07             N/A           3.65           29
       4.9       111,801       1.11             N/A           4.00           35
       2.9       126,906       1.10             N/A           4.14           42
       7.3       133,005       1.06             N/A           4.67           33
       3.0       137,852       1.07             N/A           4.89           80
       4.0(e)      5,188       1.75(c)         1.72(g)        3.07           14
       3.1         7,610       1.82             N/A           2.90           29
       4.2         9,087       1.86             N/A           3.25           35
       2.2        10,884       1.85             N/A           3.39           42
       6.7        12,326       1.81             N/A           3.92           33
       2.2        14,549       1.82             N/A           4.14           80

(e)Had certain expenses not been reduced during the period, total returns would have been lower.
(f)For the nine months ended September 30, 2003.
(g)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
(h)Includes expense recapture of less than 0.01%. See Note 4.

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:     Less distributions:
                                   ----------------------------------------  ---------------------------

                       Net asset
                        value,                                                 Dividends
                       beginning      Net        Net realized   Total from        from
                          of       investment   and unrealized  investment   net investment     Total      Redemption
                        period     income (c)    gain (loss)    operations       income     distributions     fee
                       ----------  ----------   --------------  ----------   -------------- ------------- ----------
STRATEGIC INCOME FUND*
   Class A
  9/30/2006            $    14.17  $     0.71     $     0.53    $     1.24     $    (0.81)   $    (0.81)  $     0.00(g)
  9/30/2005                 13.57        0.66           0.70          1.36          (0.76)        (0.76)        0.00(g)
  9/30/2004                 12.57        0.75           1.11          1.86          (0.86)        (0.86)        0.00(g)
  9/30/2003(d)              10.72        0.57           1.93          2.50          (0.65)        (0.65)          --
  12/31/2002                 9.88        0.75           0.72          1.47          (0.63)        (0.63)          --
  12/31/2001(f)             10.80        0.91          (0.92)        (0.01)         (0.91)        (0.91)          --
   Class B
  9/30/2006                 14.22        0.61           0.52          1.13          (0.69)        (0.69)        0.00(g)
  9/30/2005                 13.60        0.56           0.71          1.27          (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.59        0.65           1.10          1.75          (0.74)        (0.74)        0.00(g)
  9/30/2003(d)              10.71        0.51           1.92          2.43          (0.55)        (0.55)          --
  12/31/2002                 9.88        0.67           0.73          1.40          (0.57)        (0.57)          --
  12/31/2001(f)             10.79        0.83          (0.90)        (0.07)         (0.84)        (0.84)          --
   Class C
  9/30/2006                 14.22        0.61           0.51          1.12          (0.69)        (0.69)        0.00(g)
  9/30/2005                 13.60        0.55           0.72          1.27          (0.65)        (0.65)        0.00(g)
  9/30/2004                 12.58        0.64           1.11          1.75          (0.73)        (0.73)        0.00(g)
  9/30/2003(d)              10.70        0.50           1.93          2.43          (0.55)        (0.55)          --
  12/31/2002                 9.87        0.67           0.73          1.40          (0.57)        (0.57)          --
  12/31/2001(f)             10.78        0.83          (0.91)        (0.08)         (0.83)        (0.83)          --
   Class Y
  9/30/2006                 14.17        0.76           0.51          1.27          (0.85)        (0.85)        0.00(g)
  9/30/2005                 13.57        0.70           0.70          1.40          (0.80)        (0.80)        0.00(g)
  9/30/2004                 12.58        0.78           1.11          1.89          (0.90)        (0.90)        0.00(g)
  9/30/2003(d)              10.74        0.60           1.93          2.53          (0.69)        (0.69)          --
  12/31/2002                 9.90        0.80           0.71          1.51          (0.67)        (0.67)          --
  12/31/2001(f)             10.81        0.94          (0.92)         0.02          (0.93)        (0.93)          --

(a)A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods of less than one year, if applicable, are not annualized.
(b)Computed on an annualized basis for period less than one year.
(c)Per share net investment income has been calculated using the average shares outstanding during the period.
(d)For the nine months ended September 30, 2003.
(e)Had certain expenses not been reduced during the period, total return would have been lower.
(f)As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect on net investment income per share, however, the effect of this change was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A, 8.03% to 8.02% for Class B and 8.04% to 8.02% for Class C. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                See accompanying notes to financial statements.

                                                    Ratios to average net assets:
                                                    -----------------------------

Net asset                  Net assets,
 value,          Total       end of       Gross         Net       Net investment  Portfolio
 end of         return       period      Expenses     Expenses        income      turnover
 period         (%) (a)      (000's)     (%) (b)      (%) (b)        (%) (b)      rate (%)
----------    ---------    ----------- ---------    ---------     --------------  ---------
$    14.60          9.0    $2,782,887       1.05          N/A            5.01            21
     14.17         10.2       977,198       1.18          N/A            4.71            14
     13.57         15.2       343,586       1.23          N/A            5.66            28
     12.57         23.7(e)    140,576       1.31(h)      1.28(i)         6.49            27
     10.72         15.5        92,303       1.33          N/A            7.38            30
      9.88         (0.1)       94,156       1.31          N/A            8.77            10
     14.66          8.2       179,927       1.79          N/A            4.26            21
     14.22          9.5       144,081       1.93          N/A            3.98            14
     13.60         14.3       128,714       1.98          N/A            4.91            28
     12.59         23.0(e)    118,217       2.06(h)      2.03(i)         5.73            27
     10.71         14.6        98,501       2.08          N/A            6.63            30
      9.88         (0.8)      102,159       2.06          N/A            8.02            10
     14.65          8.1     1,812,278       1.79          N/A            4.24            21
     14.22          9.5       765,200       1.93          N/A            3.93            14
     13.60         14.3       255,705       1.98          N/A            4.87            28
     12.58         23.0(e)     66,394       2.06(h)      2.03(i)         5.73            27
     10.70         14.7        27,727       2.08          N/A            6.63            30
      9.87         (0.8)       28,925       2.06          N/A            8.02            10
     14.59          9.3       271,065       0.78          N/A            5.30            21
     14.17         10.5        50,369       0.91          N/A            4.98            14
     13.57         15.5(e)     10,833       1.08(h)      1.00(i)         5.93            28
     12.58         24.0         2,193       0.97          N/A            6.83            27
     10.74         15.9         1,039       0.94          N/A            7.77            30
      9.90          0.3           445       0.93          N/A            9.10            10

(g)Amount rounds to less than $0.01.
(h)Represents total expenses prior to advisory fee waiver and/or reimbursement of a portion of the Fund's expenses.
(i)The investment adviser agreed to reimburse a portion of the Fund's expenses and/or waive its management fee during the period. Without this reimbursement/waiver, expenses would have been higher. See Note 4.
* The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund's Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund's current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund's current fiscal year end is September 30.

                         NOTES TO FINANCIAL STATEMENTS

September 30, 2006

1. Organization. IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts" and each a "Trust") are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a "Fund" and collectively, the "Funds") are included in this report:

IXIS Advisor Funds Trust I:
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund")

IXIS Advisor Funds Trust II:
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Tax Free Income Fund")

Loomis Sayles Funds II:
Loomis Sayles High Income Fund (the "High Income Fund")
Loomis Sayles Limited Term Government and Agency Fund (the "Limited Term Government and Agency Fund")
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund")
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund")

Core Plus Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund each offer Class A, Class B, Class C and Class Y shares. High Income Fund offers Class A, Class B and Class C shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A and Class B shares. Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $1,000,000, though some categories of investors are excepted from the minimum investment amount.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each Class votes as a Class only with respect to its own Rule 12b-1 Plan. Shares of each Class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each Class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Funds by a pricing service recommended by the investment adviser's pricing committee and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. Short-term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds' investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

September 30, 2006


Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income and non-class specific expenses are allocated on a pro rata basis to each Class based on the relative value of settled shares of each Class to the total for the Fund. Realized and unrealized gains and losses are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the total net assets of the Fund.

c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d. Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made. A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydowns on mortgage-backed securities, premium amortization and foreign currency transactions. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees' fees, defaulted bond income accruals, premium amortization accruals, market discounts, capital loss carryforwards, post-October capital loss deferrals and wash sales. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

September 30, 2006


The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2006 and 2005 was as follows:

                                 2006 Distributions Paid From:       2005 Distributions Paid From:
-                             ------------------------------------ ----------------------------------
                                            Exempt                              Exempt
                                Ordinary   Interest                 Ordinary   Interest
Fund                             Income    Dividends     Total       Income    Dividends     Total
----                             ------    ---------     -----       ------    ---------     -----
Core Plus Bond Fund           $ 11,734,713 $       -- $ 11,734,713 $12,086,457 $       -- $12,086,457
High Income Fund                 2,585,838         --    2,585,838   2,726,377         --   2,726,377
Limited Term Government and
  Agency Fund                    5,637,489         --    5,637,489   4,220,222         --   4,220,222
Massachusetts Tax Free Income
  Fund                              19,311  2,905,815    2,925,126      11,120  2,925,084   2,936,204
Municipal Income Fund               52,251  3,794,093    3,846,344     105,537  4,119,671   4,225,208
Strategic Income Fund          163,441,295         --  163,441,295  61,057,464         --  61,057,464

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                    Limited Term  Massachusetts
                                         Core Plus       High      Government and   Tax Free     Municipal    Strategic
                                         Bond Fund    Income Fund   Agency Fund    Income Fund  Income Fund  Income Fund
-                                        ---------    -----------   -----------    -----------  -----------  -----------
Undistributed ordinary income/tax
  exempt income                        $  1,306,048  $     70,994   $    178,496   $   148,336  $  418,263  $ 13,368,246
Undistributed long-term capital gains                                                              470,510
Capital loss carryforward:
   Expires September 30, 2007                    --            --     (9,755,614)     (804,173)         --            --
   Expires September 30, 2008                    --   (12,726,943)    (4,165,768)     (116,500)         --            --
   Expires September 30, 2009                    --   (43,374,721)    (4,128,091)           --          --    (7,292,580)
   Expires September 30, 2010           (20,960,955)  (26,826,634)      (663,109)   (1,003,440)         --   (21,770,312)
   Expires September 30, 2011                    --            --       (425,323)           --          --    (7,096,274)
   Expires September 30, 2012                    --            --       (193,904)           --          --            --
   Expires September 30, 2013                    --            --             --      (154,156)         --            --
   Expires September 30, 2014              (181,728)           --     (2,770,324)           --          --            --
                                       ------------  ------------   ------------   -----------  ----------  ------------
Total capital loss carryforward         (21,142,683)  (82,928,298)   (22,102,133)   (2,078,269)         --   (36,159,166)
Deferred net capital losses (post
  October 2005)                          (1,656,378)           --     (4,268,354)           --          --            --
Unrealized appreciation (depreciation)   (1,432,443)    2,710,393     (1,445,042)    4,089,454   3,704,306   213,078,596
                                       ------------  ------------   ------------   -----------  ----------  ------------
Total accumulated earnings (losses)    $(22,925,456) $(80,146,911)  $(27,637,033)  $ 2,159,521  $4,593,079  $190,287,676
                                       ============  ============   ============   ===========  ==========  ============
Capital loss carryforward utilized in
  the current year                     $         --  $    562,793   $         --   $   345,715  $  703,737  $  3,204,308

f. Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

September 30, 2006


g. Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company ("State Street Bank"), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at September 30, 2006 were as follows:

                                          Market Value of   Value of Collateral
 Fund                                    Securities on Loan      Received
 ----                                    ------------------ -------------------
 Core Plus Bond Fund                        $ 26,982,787       $ 27,548,560
 High Income Fund                              4,193,476          4,281,021
 Limited Term Government and Agency Fund       4,684,867          4,765,375
 Strategic Income Fund                       904,049,930        918,797,771

h. Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

i. Indemnifications. Under the Trusts' organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j. New Accounting Pronouncements. In July, 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on each Fund's net assets and results of operations.

In addition, in September, 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact, if any, the adoption of SFAS 157 will have on the Funds' financial statements.

3. Purchases and Sales of Securities. For the year ended September 30, 2006, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

                                        U.S. Government/Agency Securities      Other Securities
-                                       ---------------------------------      ----------------
Fund                                      Purchases           Sales          Purchases        Sales
----                                      -------             -              -------          -
Core Plus Bond Fund                     $111,883,545     $117,897,937     $   92,284,709 $112,191,868
High Income Fund                           1,134,167          346,234         14,248,403   19,414,126
Limited Term Government and Agency Fund   64,302,418      101,723,034          7,833,462    3,569,262
Massachusetts Tax Free Income Fund                --               --          6,217,013   11,681,322
Municipal Income Fund                             --               --         14,286,165   25,470,040
Strategic Income Fund                    715,481,187      387,109,045      2,694,592,372  250,925,436

September 30, 2006


4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. ("Loomis Sayles") serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund's average daily net assets:

                                             Percentage of Average Daily Net Assets
-                                       -------------------------------------------------
                                           First         Next         Next        Over
Fund                                    $100 million $100 million $1.8 billion $2 billion
----                                    ------------ ------------ ------------ ----------
Core Plus Bond Fund                       0.2500%      0.1875%      0.1875%     0.1875%
High Income Fund                          0.6000%      0.6000%      0.6000%     0.6000%
Limited Term Government and Agency Fund   0.5000%      0.5000%      0.5000%     0.5000%
Massachusetts Tax Free Income Fund        0.3000%      0.2500%      0.2500%     0.2500%
Municipal Income Fund                     0.5000%      0.3750%      0.3750%     0.3750%
Strategic Income Fund                     0.6500%      0.6500%      0.6000%     0.5500%

IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

                                             Percentage of Average Daily Net Assets
          -                                  -------------------------------------
                                                First                Over
          Fund                               $100 million        $100 million
          ----                               ------------        ------------
          Core Plus Bond Fund                   0.2500%             0.1875%
          Massachusetts Tax Free Income Fund    0.3000%             0.2500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to defer its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2007 and will be reevaluated on an annual basis. For the period from February 1, 2006 to September 30, 2006, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

                                            Expense Limit as a Percentage of
                                               Average Daily Net Assets
    -                                       -------------------------------
    Fund                                    Class A  Class B Class C Class Y
    ----                                    -------  ------- ------- -------
    Core Plus Bond Fund                      1.05%    1.80%   1.80%   0.80%
    High Income Fund                         1.25%    2.00%   2.00%      --
    Limited Term Government and Agency Fund  1.00%    1.75%   1.75%   0.75%
    Massachusetts Tax Free Income Fund       0.95%    1.70%      --      --
    Municipal Income Fund                    0.95%    1.70%      --      --
    Strategic Income Fund                    1.25%    2.00%   2.00%   1.00%

Prior to February 1, 2006, the expense limits as a percentage of average daily net assets were as follows:

    Fund                                    Class A Class B Class C Class Y
    ----                                    ------- ------- ------- -------
    Core Plus Bond Fund                      1.05%   1.80%   1.80%   0.80%
    High Income Fund                         1.45%   2.20%   2.20%      --
    Limited Term Government and Agency Fund     --      --      --      --
    Massachusetts Tax Free Income Fund       1.15%   1.90%      --      --
    Municipal Income Fund                       --      --      --      --
    Strategic Income Fund                    1.25%   2.00%   2.00%   1.00%

September 30, 2006


Loomis Sayles and IXIS Advisors have agreed to equally bear the fee waivers and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the year ended September 30, 2006, the management fees and waivers of management fees for each Fund were as follows:

                                                                           Percentage of
                                                                              Average
                                          Gross     Waiver of     Net      Daily Net Assets
                                        Management  Management Management  ----------------
Fund                                       Fee         Fee        Fee      Gross     Net
----                                    ----------- ---------- -----------  ------  ------
Core Plus Bond Fund                     $   492,131  $    --   $   492,131 0.214%   0.214%
High Income Fund                            235,740       --       235,740 0.600%   0.600%
Limited Term Government and Agency Fund     728,190       --       728,190 0.500%   0.500%
Massachusetts Tax Free Income Fund          228,872   28,465       200,407 0.300%   0.256%
Municipal Income Fund                       510,697       --       510,697 0.495%   0.495%
Strategic Income Fund                    18,365,690       --    18,365,690 0.585%   0.585%

For the year ended September 30, 2006, the advisory administration fees and waivers for each Fund were as follows:

                                                                                Percentage of
                                                    Waiver of                      Average
                                      Advisory       Advisory     Net Advisory  Daily Net Assets
                                   Administration Administration Administration ----------------
Fund                                    Fee            Fee            Fee       Gross     Net
----                               -------------- -------------- --------------  ------  ------
Core Plus Bond Fund                   $492,132       $    --        $492,132    0.214%   0.214%
Massachusetts Tax Free Income Fund     228,872        28,465         200,407    0.300%   0.256%

For the year ended September 30, 2006, in addition to the waiver of management fees and/or advisory administration fees, expenses have been reimbursed as follows:

             Fund                                    Reimbursement
             ----                                    -------------
             Core Plus Bond Fund                        $73,029
             High Income Fund                            64,092
             Limited Term Government and Agency Fund     70,282
             Massachusetts Tax Free Income Fund          35,227
             Municipal Income Fund                       20,044

Loomis Sayles and IXIS Advisors shall be permitted to recover management fees/advisory administration fees waived and/or expenses borne under the expense limitation agreements on a Class by Class basis in later periods to the extent a Class' expenses fall below a Class' expense limits, provided, however, that a Class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at September 30, 2006 were as follows:

                                        Expenses Subject to Possible Reimbursement until
                                                  September 30, 2007
-                                       ------------------------------------------------
Fund                                    Class A   Class B   Class C   Class Y    Total
----                                    -------   -------   -------   -------    -----
Core Plus Bond Fund                     $31,145   $40,795   $1,089      --      $73,029
High Income Fund                         42,950    15,738    5,404      --       64,092
Limited Term Government and Agency Fund  61,913     6,019    2,350      --       70,282
Massachusetts Tax Free Income Fund       88,881     3,276       --      --       92,157
Municipal Income Fund                    18,551     1,493       --      --       20,044

Certain officers and directors of Loomis Sayles and IXIS Advisors are also Trustees of the Funds. Loomis Sayles and IXIS Advisors are both limited partnerships whose sole general partner is indirectly owned by IXIS Asset Management US Group, L.P. ("IXIS US Group") (formerly IXIS Asset Management North America, L.P.), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

September 30, 2006


b. Administrative Fees. IXIS Advisors provides certain administrative services for the Funds and has subcontracted with State Street Bank to serve as sub-administrator. IXIS Advisors is a limited partnership whose sole general partner, IXIS Asset Management Distribution Corporation, is an indirect wholly-owned subsidiary of IXIS US Group. Pursuant to an agreement among IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust ("IXIS Advisor Funds Trusts"), Loomis Sayles Funds I, Loomis Sayles Funds II ("Loomis Sayles Funds Trusts") and IXIS Advisors, each Fund pays IXIS Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, 0.0625% of the next $5 billion, and 0.0500% of such assets in excess of $10 billion, subject to an annual aggregate minimum fee for the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts of $5 million, which is reevaluated on an annual basis.

For the year ended September 30, 2006, amounts paid to IXIS Advisors for administrative fees were as follows:

                                                     Administrative
             Fund                                         Fees
             ----                                         ----
             Core Plus Bond Fund                       $  136,903
             High Income Fund                              23,472
             Limited Term Government and Agency Fund       86,859
             Massachusetts Tax Free Income Fund            45,404
             Municipal Income Fund                         61,500
             Strategic Income Fund                      1,899,235

c. Service and Distribution Fees. The Trusts have entered into a distribution agreement with IXIS Asset Management Distributors, L.P. ("IXIS Distributors"), a wholly-owned subsidiary of IXIS US Group. Pursuant to this agreement, IXIS Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to each Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by IXIS Distributors in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2006, the Funds paid the following service and distribution fees:

                                                 Service Fees            Distribution Fees
-                                       ------------------------------ ---------------------
Fund                                     Class A   Class B   Class C    Class B    Class C
----                                     -------   -------   -------    -------    -------
Core Plus Bond Fund                     $  239,223 $295,608 $   14,996 $  886,823 $   44,987
High Income Fund                            66,667   23,149      8,409     69,445     25,229
Limited Term Government and Agency Fund    315,317   30,429     12,212     91,284     36,634
Massachusetts Tax Free Income Fund         183,746    6,982         --     20,942         --
Municipal Income Fund                      241,651   15,893         --     47,677         --
Strategic Income Fund                    4,219,448  384,848  2,915,854  1,154,544  8,747,562

September 30, 2006


d. Commissions. The Funds have been informed that commissions (including CDSC) on Fund shares paid to IXIS Distributors by investors in shares of the Funds during the year ended September 30, 2006 were as follows:

               Fund                                    Commission
               ----                                    ----------
               Core Plus Bond Fund                     $  104,447
               High Income Fund                            76,029
               Limited Term Government and Agency Fund     71,751
               Massachusetts Tax Free Income Fund          25,430
               Municipal Income Fund                       64,488
               Strategic Income Fund                    7,296,525

e. Trustees Fees and Expenses. The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS Distributors, IXIS US Group, Loomis Sayles or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2006, each committee member was compensated $4,000 for each Audit Committee meeting that he or she attended in person and $2,000 for each such meeting he or she attended telephonically.

Prior to November 18, 2005, the Trusts had co-chairmen of the Board who each received an annual retainer of $25,000. In addition, during the period October 1, 2005 to November 18, 2005, each co-chairman received an additional one-time payment of $25,000 as compensation for their services as chairmen.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated fund or certain other funds of the IXIS Advisor Funds Trusts and the Loomis Sayles Funds Trusts on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Additionally, the Board of Trustees has approved the use of the Funds' assets to pay their portion of the annual salary for 2005 of an employee of IXIS Advisors who supported the Funds' Chief Compliance Officer. For the period from October 1, 2005 to December 31, 2005, each Fund's portion of such expense was approximately $575.

f. Redemption Fees. Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder's redemption or exchange proceeds and is paid to the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5. Line of Credit. High Income Fund and Strategic Income Fund, together with certain other funds of IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts, participate in a $75,000,000 committed line of credit provided by State Street Bank. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the year ended September 30, 2006, the Funds had no borrowings under this agreement.

September 30, 2006


6. Concentration of Credit. Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations. At September 30, 2006, the Fund had the following concentrations by revenue source in excess of 10% as a percentage of the Fund's net assets: Colleges and Universities 33.0%, Water and Sewerage 13.3%, State Appropriations 12.2% and Hospitals 11.2%. The Fund had investments in securities of issuers insured by American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), and Municipal Bond Investors Assurance Corporation (MBIA) which aggregated 13.5%, 10.8%, and 7.4% of its net assets, respectively, at September 30, 2006.

At September 30, 2006, Municipal Income Fund had more than 10% of its net assets invested in the following: New York State and City Obligations 17.6%. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

7. Acquisition of Assets. After the close of business on March 18, 2005, the Limited Term Government and Agency Fund (the "Fund") acquired all of the assets and liabilities of Loomis Sayles Government Securities Fund ("Government Securities Fund"), pursuant to a plan of reorganization approved by the shareholders of the Government Securities Fund on March 10, 2005. The acquisition was accomplished by a tax-free exchange of 4,449,445.112 Class A shares of the Fund for 4,190,454.806 shares of Government Securities Fund
Class A, 834,916.727 Class B shares of the Fund for 783,996.906 shares of Government Securities Fund Class B, and 356.134 Class Y shares of the Fund for
337.738 shares of Government Securities Fund Class Y. Government Securities Fund net assets at that date of $58,846,725, including $237,787 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $116,337,680. The combined net assets of the Fund immediately following the acquisition were $175,184,405. The Fund acquired capital loss carryovers, subject to limitations, of $4,791,200 from Government Securities Fund.

September 30, 2006


8. Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,382,171  $      15,380,850
   Issued in connection with the reinvestment of distributions            372,669          4,153,500
                                                                 ----------------  -----------------
                                                                        1,754,840         19,534,350
   Redeemed                                                            (2,825,473)       (31,498,913)
                                                                 ----------------  -----------------
   Net change                                                          (1,070,633) $     (11,964,563)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       2,443,291  $      27,246,501
   Issued in connection with the reinvestment of distributions            124,023          1,383,392
                                                                 ----------------  -----------------
                                                                        2,567,314         28,629,893
   Redeemed                                                            (4,382,113)       (48,867,417)
                                                                 ----------------  -----------------
   Net change                                                          (1,814,799) $     (20,237,524)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         217,848  $       2,421,818
   Issued in connection with the reinvestment of distributions             13,202            147,350
                                                                 ----------------  -----------------
                                                                          231,050          2,569,168
   Redeemed                                                              (141,074)        (1,577,745)
                                                                 ----------------  -----------------
   Net change                                                              89,976  $         991,423
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         531,672  $       5,901,516
   Issued in connection with the reinvestment of distributions             36,711            411,038
                                                                 ----------------  -----------------
                                                                          568,383          6,312,554
   Redeemed                                                              (296,854)        (3,319,094)
                                                                 ----------------  -----------------
   Net change                                                             271,529  $       2,993,460
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,523,927) $     (28,217,204)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Core Plus Bond Fund                                                   Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,388,801  $      16,079,888
   Issued in connection with the reinvestment of distributions            374,646          4,342,323
                                                                 ----------------  -----------------
                                                                        1,763,447         20,422,211
   Redeemed                                                            (2,814,749)       (32,644,448)
                                                                 ----------------  -----------------
   Net change                                                          (1,051,302) $     (12,222,237)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       3,051,314  $      35,378,116
   Issued in connection with the reinvestment of distributions            138,384          1,605,875
                                                                 ----------------  -----------------
                                                                        3,189,698         36,983,991
   Redeemed                                                            (4,304,577)       (49,860,073)
                                                                 ----------------  -----------------
   Net change                                                          (1,114,879) $     (12,876,082)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         117,915  $       1,367,189
   Issued in connection with the reinvestment of distributions             12,453            144,537
                                                                 ----------------  -----------------
                                                                          130,368          1,511,726
   Redeemed                                                              (125,755)        (1,458,081)
                                                                 ----------------  -----------------
   Net change                                                               4,613  $          53,645
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                         294,003  $       3,417,059
   Issued in connection with the reinvestment of distributions             36,213            421,543
                                                                 ----------------  -----------------
                                                                          330,216          3,838,602
   Redeemed                                                              (471,320)        (5,465,958)
                                                                 ----------------  -----------------
   Net change                                                            (141,104) $      (1,627,356)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (2,302,672) $     (26,672,030)
                                                                 ================  =================

September 30, 2006

8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,613,908  $       8,110,484
   Issued in connection with the reinvestment of distributions            225,645          1,132,995
                                                                 ----------------  -----------------
                                                                        1,839,553          9,243,479
   Redeemed                                                            (1,315,469)        (6,579,692)
                                                                 ----------------  -----------------
   Net change                                                             524,084  $       2,663,787
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                         139,925  $         704,223
   Issued in connection with the reinvestment of distributions             49,894            250,269
                                                                 ----------------  -----------------
                                                                          189,819            954,492
   Redeemed                                                            (1,175,776)        (5,886,573)
                                                                 ----------------  -----------------
   Net change                                                            (985,957) $      (4,932,081)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         245,364  $       1,234,623
   Issued in connection with the reinvestment of distributions             16,606             83,348
                                                                 ----------------  -----------------
                                                                          261,970          1,317,971
   Redeemed                                                              (296,889)        (1,478,155)
                                                                 ----------------  -----------------
   Net change                                                             (34,919) $        (160,184)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (496,792) $      (2,428,478)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
High Income Fund                                                      Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                       1,843,627  $       9,144,401
   Issued in connection with the reinvestment of distributions            201,974          1,002,839
                                                                 ----------------  -----------------
                                                                        2,045,601         10,147,240
   Redeemed                                                            (1,968,099)        (9,761,214)
                                                                 ----------------  -----------------
   Net change                                                              77,502  $         386,026
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                         127,125  $         632,910
   Issued in connection with the reinvestment of distributions             79,627            395,537
                                                                 ----------------  -----------------
                                                                          206,752          1,028,447
   Redeemed                                                            (1,513,258)        (7,517,536)
                                                                 ----------------  -----------------
   Net change                                                          (1,306,506) $      (6,489,089)
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                         304,056  $       1,494,195
   Issued in connection with the reinvestment of distributions             17,043             84,652
                                                                 ----------------  -----------------
                                                                          321,099          1,578,847
   Redeemed                                                              (147,783)          (739,866)
                                                                 ----------------  -----------------
   Net change                                                             173,316  $         838,981
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,055,688) $      (5,264,082)
                                                                 ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                                                        Year Ended
                                                                                                    September 30, 2006
                                                                                           -----------------------------------
Limited Term Government and Agency Fund                                                         Shares             Amount
----------------------------------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                                                   555,196  $       6,089,078
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                      317,378          3,476,250
                                                                                           ----------------  -----------------
                                                                                                    872,574          9,565,328
   Redeemed                                                                                      (3,237,220)       (35,466,514)
                                                                                           ----------------  -----------------
   Net change                                                                                    (2,364,646) $     (25,901,186)
                                                                                           ----------------  -----------------
Class B:
   Issued from the sale of shares                                                                    74,303  $         814,813
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                       29,021            317,417
                                                                                           ----------------  -----------------
                                                                                                    103,324          1,132,230
   Redeemed                                                                                        (562,347)        (6,150,376)
                                                                                           ----------------  -----------------
   Net change                                                                                      (459,023) $      (5,018,146)
                                                                                           ----------------  -----------------
Class C:
   Issued from the sale of shares                                                                    63,287  $         692,417
   Issued in connection with the reinvestment of distributions                                        8,700             95,297
                                                                                           ----------------  -----------------
                                                                                                     71,987            787,714
   Redeemed                                                                                        (202,763)        (2,222,285)
                                                                                           ----------------  -----------------
   Net change                                                                                      (130,776) $      (1,434,571)
                                                                                           ----------------  -----------------
Class Y:
   Issued from the sale of shares                                                                    16,475  $         181,528
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                 --                 --
   Issued in connection with the reinvestment of distributions                                        9,128            100,325
                                                                                           ----------------  -----------------
                                                                                                     25,603            281,853
   Redeemed                                                                                         (30,025)          (330,286)
                                                                                           ----------------  -----------------
   Net change                                                                                        (4,422) $         (48,433)
                                                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions                                           (2,958,867) $     (32,402,336)
                                                                                           ================  =================

                                                                                                        Year Ended
                                                                                                    September 30, 2005
                                                                                           -----------------------------------
Limited Term Government and Agency Fund                                                         Shares             Amount
----------------------------------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                                                 1,025,368  $      11,507,822
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund          4,449,445         49,566,819
   Issued in connection with the reinvestment of distributions                                      223,935          2,506,659
                                                                                           ----------------  -----------------
                                                                                                  5,698,748         63,581,300
   Redeemed                                                                                      (2,390,415)       (26,770,920)
                                                                                           ----------------  -----------------
   Net change                                                                                     3,308,333  $      36,810,380
                                                                                           ----------------  -----------------
Class B:
   Issued from the sale of shares                                                                    90,600  $       1,011,141
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund            834,917          9,275,925
   Issued in connection with the reinvestment of distributions                                       20,684            230,974
                                                                                           ----------------  -----------------
                                                                                                    946,201         10,518,040
   Redeemed                                                                                        (476,529)        (5,324,127)
                                                                                           ----------------  -----------------
   Net change                                                                                       469,672  $       5,193,913
                                                                                           ----------------  -----------------
Class C:
   Issued from the sale of shares                                                                    67,790  $         759,450
   Issued in connection with the reinvestment of distributions                                        7,387             82,688
                                                                                           ----------------  -----------------
                                                                                                     75,177            842,138
   Redeemed                                                                                        (174,813)        (1,960,779)
                                                                                           ----------------  -----------------
   Net change                                                                                       (99,636) $      (1,118,641)
                                                                                           ----------------  -----------------
Class Y:
   Issued from the sale of shares                                                                   206,094  $       2,316,707
   Issued in connection with the acquisition of Loomis Sayles Government Securities Fund                356              3,981
   Issued in connection with the reinvestment of distributions                                        5,628             63,325
                                                                                           ----------------  -----------------
                                                                                                    212,078          2,384,013
   Redeemed                                                                                        (357,795)        (4,047,745)
                                                                                           ----------------  -----------------
   Net change                                                                                      (145,717) $      (1,663,732)
                                                                                           ----------------  -----------------
   Increase (decrease) from capital share transactions                                            3,532,652  $      39,221,920
                                                                                           ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         116,584    $       1,927,090
   Issued in connection with the reinvestment of distributions            128,646            2,122,198
                                                                 ----------------    -----------------
                                                                          245,230            4,049,288
   Redeemed                                                              (533,421)          (8,795,072)
                                                                 ----------------    -----------------
   Net change                                                            (288,191)   $      (4,745,784)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                           3,138    $          51,637
   Issued in connection with the reinvestment of distributions              3,663               60,307
                                                                 ----------------    -----------------
                                                                            6,801              111,944
   Redeemed                                                               (59,258)            (974,232)
                                                                 ----------------    -----------------
   Net change                                                             (52,457)   $        (862,288)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                   (340,648)   $      (5,608,072)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares               Amount
--------------------------------------------------------------   ----------------    -----------------
Class A:
   Issued from the sale of shares                                         462,407    $       3,433,795
   Issued in connection with the reinvestment of distributions            334,961            2,490,096
                                                                 ----------------    -----------------
                                                                          797,368            5,923,891
   Redeemed                                                            (2,091,235)         (15,530,757)
                                                                 ----------------    -----------------
   Net change                                                          (1,293,867)   $      (9,606,866)
                                                                 ----------------    -----------------
Class B:
   Issued from the sale of shares                                          53,879    $         401,621
   Issued in connection with the reinvestment of distributions             15,598              116,046
                                                                 ----------------    -----------------
                                                                           69,477              517,667
   Redeemed                                                              (399,386)          (2,971,013)
                                                                 ----------------    -----------------
   Net change                                                            (329,909)   $      (2,453,346)
                                                                 ----------------    -----------------
   Increase (decrease) from capital share transactions                 (1,623,776)   $     (12,060,212)
                                                                 ================    =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Massachusetts Tax Free Income Fund                                    Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                         108,967  $       1,818,083
   Issued in connection with the reinvestment of distributions            124,767          2,082,631
                                                                 ----------------  -----------------
                                                                          233,734          3,900,714
   Redeemed                                                              (509,747)        (8,484,290)
                                                                 ----------------  -----------------
   Net change                                                            (276,013) $      (4,583,576)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                           3,203  $          53,537
   Issued in connection with the reinvestment of distributions              4,326             72,024
                                                                 ----------------  -----------------
                                                                            7,529            125,561
   Redeemed                                                               (82,197)        (1,367,143)
                                                                 ----------------  -----------------
   Net change                                                             (74,668) $      (1,241,582)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                   (350,681) $      (5,825,158)
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Municipal Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                         417,124  $       3,133,149
   Issued in connection with the reinvestment of distributions            359,731          2,701,656
                                                                 ----------------  -----------------
                                                                          776,855          5,834,805
   Redeemed                                                            (2,060,532)       (15,468,783)
                                                                 ----------------  -----------------
   Net change                                                          (1,283,677) $      (9,633,978)
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                          91,090  $         683,767
   Issued in connection with the reinvestment of distributions             20,236            152,169
                                                                 ----------------  -----------------
                                                                          111,326            835,936
   Redeemed                                                              (309,437)        (2,326,615)
                                                                 ----------------  -----------------
   Net change                                                            (198,111) $      (1,490,679)
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 (1,481,788) $     (11,124,657)
                                                                 ================  =================

September 30, 2006


8. Capital Shares (continued).

                                                                              Year Ended
                                                                          September 30, 2006
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                     138,264,882  $   1,969,973,470
   Issued in connection with the reinvestment of distributions          4,434,461         63,237,389
                                                                 ----------------  -----------------
                                                                      142,699,343      2,033,210,859
   Redeemed                                                           (20,978,934)      (298,257,925)
                                                                 ----------------  -----------------
   Net change                                                         121,720,409  $   1,734,952,934
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       4,378,474  $      62,611,798
   Issued in connection with the reinvestment of distributions            254,799          3,636,750
                                                                 ----------------  -----------------
                                                                        4,633,273         66,248,548
   Redeemed                                                            (2,489,164)       (35,488,933)
                                                                 ----------------  -----------------
   Net change                                                           2,144,109  $      30,759,615
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                      76,685,324  $   1,097,132,921
   Issued in connection with the reinvestment of distributions          1,024,379         14,656,353
                                                                 ----------------  -----------------
                                                                       77,709,703      1,111,789,274
   Redeemed                                                            (7,823,598)      (111,619,466)
                                                                 ----------------  -----------------
   Net change                                                          69,886,105  $   1,000,169,808
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                      16,186,079  $     231,166,734
   Issued in connection with the reinvestment of distributions             92,338          1,318,567
                                                                 ----------------  -----------------
                                                                       16,278,417        232,485,301
   Redeemed                                                            (1,256,435)       (17,863,735)
                                                                 ----------------  -----------------
   Net change                                                          15,021,982  $     214,621,566
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                208,772,605  $   2,980,503,923
                                                                 ================  =================

                                                                              Year Ended
                                                                          September 30, 2005
                                                                 -----------------------------------
Strategic Income Fund                                                 Shares             Amount
--------------------------------------------------------------   ----------------  -----------------
Class A:
   Issued from the sale of shares                                      50,308,376  $     706,576,467
   Issued in connection with the reinvestment of distributions          1,468,469         20,639,715
                                                                 ----------------  -----------------
                                                                       51,776,845        727,216,182
   Redeemed                                                            (8,154,982)      (114,434,654)
                                                                 ----------------  -----------------
   Net change                                                          43,621,863  $     612,781,528
                                                                 ----------------  -----------------
Class B:
   Issued from the sale of shares                                       3,250,360  $      45,753,417
   Issued in connection with the reinvestment of distributions            252,300          3,556,640
                                                                 ----------------  -----------------
                                                                        3,502,660         49,310,057
   Redeemed                                                            (2,831,055)       (39,810,800)
                                                                 ----------------  -----------------
   Net change                                                             671,605  $       9,499,257
                                                                 ----------------  -----------------
Class C:
   Issued from the sale of shares                                      37,693,843  $     531,354,799
   Issued in connection with the reinvestment of distributions            386,067          5,441,310
                                                                 ----------------  -----------------
                                                                       38,079,910        536,796,109
   Redeemed                                                            (3,055,156)       (42,960,385)
                                                                 ----------------  -----------------
   Net change                                                          35,024,754  $     493,835,724
                                                                 ----------------  -----------------
Class Y:
   Issued from the sale of shares                                       3,058,044  $      42,955,389
   Issued in connection with the reinvestment of distributions             30,007            421,552
                                                                 ----------------  -----------------
                                                                        3,088,051         43,376,941
   Redeemed                                                              (332,834)        (4,648,580)
                                                                 ----------------  -----------------
   Net change                                                           2,755,217  $      38,728,361
                                                                 ----------------  -----------------
   Increase (decrease) from capital share transactions                 82,073,439  $   1,154,844,870
                                                                 ================  =================

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Core Plus Bond Fund, a series of IXIS Advisor Funds Trust I; the Loomis Sayles Massachusetts Tax Free Income Fund, a series of IXIS Advisor Funds Trust II; and the Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II (collectively, "the Funds"), at September 30, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 22, 2006

      2006 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

                                              Qualifying
                        Fund                  Percentage
                        ----                  ----------
                        High Income Fund         5.45%
                        Strategic Income Fund    5.72%

Qualified Dividend Income. For the fiscal year ended September 30, 2006, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. If the Funds pay a distribution during calendar year 2006, complete information will be reported in conjunction with Form 1099-DIV.

                           Fund
                           ----                  -
                           High Income Fund
                           Strategic Income Fund

Tax Exempt Income. For the fiscal year ended September 30, 2006, a percentage of dividends distributed by the Funds listed below qualify as tax exempt income for Federal income tax purposes. These percentages are as follows:

                                                    Qualifying
                 Fund                               Percentage
                 ----                               ----------
                 Massachusetts Tax Free Income Fund   99.34%
                 Municipal Income Fund                98.62%

                        TRUSTEE AND OFFICER INFORMATION

The tables below provide certain information regarding the Trustees and officers of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II and Loomis Sayles Funds II (the "Trusts"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trusts' Statements of Additional Information include additional information about the Trustees of the Trusts and are available by calling Loomis Sayles at 800-314-2029.

                        Position(s) Held with the                                       Number of Portfolios in
                          Trusts, Length of Time         Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*        During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------        ---------------------       ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.           Trustee,            Douglas Dillon Professor and     38
(3/23/40)               since 1984 for IXIS Advisor  Director of the Belfer Center    Director, Taubman Centers,
                       Funds Trust I, (including its for Science and International    Inc. (real estate investment
                         predecessors) since 1995    Affairs, John F. Kennedy         trust)
                          for IXIS Advisor Funds     School of Government,
                          Trust II and since 2003    Harvard University
                          Loomis Sayles Funds II
                            Contract Review and
                           Governance Committee
                                  Member

Charles D. Baker                 Trustee,            President and Chief Executive    38
(11/13/56)                      since 2005           Officer, Harvard Pilgrim         None
                            Contract Review and      Health Care (health plan)
                           Governance Committee
                                  Member

Edward A. Benjamin               Trustee,            Retired                          38
(5/30/38)               since 2003 for IXIS Advisor                                   Director, Precision Optics
                        Funds Trust I, IXIS Advisor                                   Corporation (optics
                         Funds Trust II, and since                                    manufacturer)
                          2002 for Loomis Sayles
                                 Funds II
                         Chairman of the Contract
                           Review and Governance
                             Committee Member

Daniel M. Cain                   Trustee,            President and Chief Executive    38
(2/24/45)               since 1996 for IXIS Advisor  Officer, Cain Brothers &         Director, Sheridan
                          Funds Trust I and IXIS     Company, Incorporated            Healthcare Inc. (physician
                        Advisor Funds Trust II and   (investment banking)             practice management)
                           since 2003 for Loomis
                              Sayles Funds II
                           Chairman of the Audit
                                 Committee

Paul G. Chenault +               Trustee,            Retired; Trustee, First Variable 38
(9/12/33)               since 2003 for IXIS Advisor  Life (variable life insurance)   Director, Mailco Office
                          Funds Trust I and IXIS                                      Products, Inc. (mailing
                        Advisor Funds Trust II and                                    equipment)
                           since 2000 for Loomis
                              Sayles Funds II
                            Contract Review and
                           Governance Committee
                                  Member

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                   Number of Portfolios in
                          Trusts, Length of Time       Principal Occupation(s)      Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*      During Past 5 Years**     and Other Directorships Held
----------------------  --------------------------      ---------------------     ----------------------------

INDEPENDENT TRUSTEES
continued

  Kenneth J. Cowan+              Trustee,           Retired                       38
  (4/5/32)             since 1993 for IXIS Advisor                                None
                        Funds Trust I, since 1975
                          for IXIS Advisor Funds
                       Trust II and since 2003 for
                          Loomis Sayles Funds II
                           Contract Review and
                           Governance Committee
                                  Member

  Richard Darman                 Trustee,           Partner, The Carlyle Group    38
  (5/10/43)            since 1996 for IXIS Advisor  (investments); formerly,      Director and Chairman of
                          Funds Trust I and IXIS    Professor, John F. Kennedy    Board of Directors, AES
                        Advisor Funds Trust II and  School of Government,         Corporation (international
                          since 2003 for Loomis     Harvard University            power company)
                             Sayles Funds II
                           Contract Review and
                           Governance Committee
                                  Member

  Sandra O. Moose        Trustee, since 1982 for    President, Strategic Advisory 38
  (2/17/42)             IXIS Advisor Funds Trust I  Services (management          Director, Verizon
                       (including its predecessors) consulting); formerly, Senior Communications;
                       since 1993 for IXIS Advisor  Vice President and Director,  Director, Rohm and Haas
                        Funds Trust II; and since   The Boston Consulting Group,  Company (specialty
                          2003 for Loomis Sayles    Inc. (management consulting)  chemicals);
                                 Funds II                                         Director, AES Corporation
                         Chairperson of the Board                                 (international power
                        of Trustees since November                                company)
                                   2005
                         Ex officio member of the
                           Audit Committee and
                           Contract Review and
                           Governance Committee

  John A. Shane+                 Trustee,           President, Palmer Service     38
  (2/22/33)            since 1982 for IXIS Advisor  Corporation (venture capital  Director, Gensym
                       Funds Trust I (including its organization)                 Corporation (software and
                         predecessors) since 1995                                 technology service provider);
                          for IXIS Advisor Funds                                  Director and Chairman of the
                       Trust II and since 2003 for                                Board, Abt Associates Inc.
                          Loomis Sayles Funds II                                  (research and consulting
                          Audit Committee Member                                  firm)

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trusts, Length of Time        Principal Occupation(s)       Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*       During Past 5 Years**      and Other Directorships Held
----------------------  --------------------------       ---------------------      ----------------------------

INDEPENDENT TRUSTEES
continued

Cynthia L. Walker                Trustee,           Executive Dean for                          38
(7/25/56)                       since 2005          Administration (formerly,                   None
                          Audit Committee Member    Dean for Finance and CFO),
                                                    Harvard Medical School

INTERESTED TRUSTEES

Robert J. Blanding/1/            Trustee,           President, Chairman, Director,              38
(4/14/47)               since 2003 for IXIS Advisor and Chief Executive Officer,                None
555 California Street     Funds Trust I and IXIS    Loomis, Sayles & Company,
San Francisco, CA 94104   Advisor Funds Trust II,   L.P.; President and Chief
                        Chief Executive Officer and Executive Officer for Loomis
                          Trustee since 2002 for    Sayles Funds I; Chief Executive
                          Loomis Sayles Funds II    Officer for Loomis Sayles
                                                    Funds II

John T. Hailer/2/       President, Chief Executive  President and Chief Executive               38
(11/23/60)               Officer and Trustee since  Officer, IXIS Asset                         None
                           2000 for IXIS Advisor    Management Advisors, L.P.,
                          Funds Trust I and IXIS    IXIS Asset Management
                          Advisor Funds Trust II,   Distributors, L.P. and IXIS
                        President and Trustee since Asset Management Global
                          2003 for Loomis Sayles    Associates, L.P.; Executive
                                 Funds II           Vice President, Loomis Sayles
                                                    Funds I; President and Chief
                                                    Executive Officer, AEW Real
                                                    Estate Income Fund, IXIS
                                                    Advisor Cash Management
                                                    Trust, IXIS Advisor Funds
                                                    Trust I, IXIS Advisor Funds
                                                    Trust II, IXIS Advisor Funds
                                                    Trust III and IXIS Advisor
                                                    Funds Trust IV

* Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72, but the retirement policy was suspended for the calendar year 2005. At a meeting held on August 26, 2005, the trustees voted to lift the suspension of the retirement policy and to designate 2006 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2006 will not be required to retire until the end of calendar year 2006. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trusts. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a trustee's or officer's current position with such entity.

***The Trustees of the Trusts serve as trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II (together the "IXIS Advisor Funds and Loomis Sayles Funds Trusts").

+ Effective December 31, 2006, Messrs. Chenault, Cowan and Shane will be retiring as members of the IXIS Advisor Funds and Loomis Sayles Funds Trusts Board of Trustees.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts:
     President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of IXIS Asset Management Distribution Corporation ("IXIS Distribution Corporation"); and President and Chief Executive Officer of IXIS Asset Management Global Associates, L.P., IXIS Asset Management Advisors and IXIS Asset Management Distributors, L.P.

                        TRUSTEE AND OFFICER INFORMATION


                       Position(s) Held with the Trusts Term of       Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*            During Past 5 Years**
----------------------    ---------------------------------            ---------------------

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen   Secretary, Clerk and Chief Legal Officer Senior Vice President, General
(12/16/60)                       Since September 2004           Counsel, Secretary and Clerk
                                                                (formerly, Deputy General Counsel,
                                                                Assistant Secretary and Assistant
                                                                Clerk), IXIS Asset Management
                                                                Distribution Corporation, IXIS Asset
                                                                Management Distributors, L.P. and
                                                                IXIS Asset Management Advisors,
                                                                L.P.

Daniel J. Fuss               Executive Vice President for       Vice Chairman and Director, Loomis,
(9/27/33)                       Loomis Sayles Funds II          Sayles & Company, L.P.; Prior to
One Financial Center               Since June 2003              2002, President and Trustee of
Boston, MA 02111                                                Loomis Sayles Funds II

Russell L. Kane               Chief Compliance Officer,         Chief Compliance Officer for Mutual
(7/23/69)                Since May 2006; Assistant Secretary    Funds, Vice President, Associate
                                   Since June 2004              General Counsel, Assistant Secretary
                                                                and Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, Columbia
                                                                Management Group.

Michael C. Kardok         Treasurer, Principal Financial and    Senior Vice President, IXIS Asset
(7/17/59)                         Accounting Officer            Management Advisors, L.P. and IXIS
                                  Since October 2004            Asset Management Distributors, L.P.;
                                                                formerly, Senior Director, PFPC Inc;
                                                                formerly, Vice President--Division
                                                                Manager, First Data Investor
                                                                Services, Inc.

Max J. Mahoney              Anti-Money Laundering Officer       Vice President, Deputy General
(5/1/62)                       and Assistant Secretary          Counsel, Assistant Secretary and
                                  Since August 2005             Assistant Clerk, IXIS Asset
                                                                Management Distribution
                                                                Corporation. Senior Vice President,
                                                                Deputy General Counsel, Assistant
                                                                Secretary, Assistant Clerk and Chief
                                                                Compliance Officer--Investment
                                                                Adviser, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                formerly, Senior Counsel, MetLife,
                                                                Inc.; formerly, Associate Counsel,
                                                                LPL Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the Trusts Term of        Principal Occupation(s)
Name and Date of Birth    Office and Length of Time Served*             During Past 5 Years**
----------------------    ---------------------------------             ---------------------

OFFICERS OF THE TRUSTS
continued

John E. Pelletier              Chief Operating Officer          Executive Vice President and Chief
(6/24/64)                       Since September 2004            Operating Officer (formerly, Senior
                                                                Vice President, General Counsel,
                                                                Secretary and Clerk), IXIS Asset
                                                                Management Distribution
                                                                Corporation, IXIS Asset Management
                                                                Distributors, L.P. and IXIS Asset
                                                                Management Advisors, L.P.;
                                                                Executive Vice President, Chief
                                                                Operating Officer and Director
                                                                (formerly, President, Chief Operating
                                                                Officer and Director), IXIS Asset
                                                                Management Services Company.

* Each officer of the Trusts serves for an indefinite term in accordance with their current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

** Each person listed above, except as noted, holds the same position(s) with the IXIS Advisor Funds and Loomis Sayles Funds Trusts. Previous positions during the past five years with the Distributor, IXIS Advisors or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. John A. Shane are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                               Audit-related
                                 Audit fees       fees        Tax fees/1/  All other fees
                               --------------- ------------- ------------- --------------
                                2005    2006   2005   2006    2005   2006  2005    2006
                               ------- ------- ----  ------  ------ ------ ----   ------
Loomis Sayles Core Plus Bond
  Fund........................ $30,600 $32,000  --   $2,079  $5,515 $1,313  --    $2,755

1. The tax fees consist of preparation of fiscal year-end distribution analysis, financial statement disclosures, and tax return (2005), and review of year-end shareholder reporting (2005).

Aggregate fees billed to the Registrant for non-audit services during 2005 and 2006 were $5,515 and $6,147, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                                Audit-related fees    Tax fees     All other fees
                                ------------------ --------------- ---------------
                                 2005      2006     2005    2006    2005    2006
                                 -------  -------  ------- ------- ------- -------
 Control Affiliates............ $97,600   $17,250  $34,715 $96,900 $47,800 $45,800

Aggregate fees billed to Control Affiliates for non-audit services during 2005 and 2006 were $180,115 and $159,950, respectively.

None of the audit-related, tax and other services provided by the Registrant's principal accountant were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11.Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.Exhibits.


(a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit
        (a)(1).

(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibits (a)(2)(1) and
        (a)(2)(2), respectively.

(a) (3) Not applicable.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           IXIS Advisor Funds Trust I

                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  November 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  November 28, 2006


                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  November 28, 2006